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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SM Energy Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 11, 2013

Dear Stockholder:

        You are cordially invited to attend the 2013 Annual Meeting of Stockholders of SM Energy Company, which is to be held in the J.D. Hershner Room of Wells Fargo Bank, located at 1700 Lincoln Street, Denver, Colorado, on Wednesday, May 22, 2013, at 3:30 p.m. local time.

        At the Annual Meeting, you and other stockholders of record on March 25, 2013, will vote on:

  •
  the election of nine individuals to our Board of Directors, to serve until the next annual meeting of our stockholders;

  •
  the ratification of the appointment by our Audit Committee of Ernst & Young LLP, as our independent registered public accounting firm for 2013;

  •
  an advisory vote to approve the compensation of our named executive officers;

  •
  the approval of an amendment and restatement of our Equity Incentive Compensation Plan, including an increase in the stated total number of shares authorized for issuance under this plan from 7,600,000 shares to 10,700,000 shares; and

  •
  the reapproval of our Cash Bonus Plan by stockholders to ensure that incentive compensation paid under this plan can be eligible for the "performance-based compensation" exemption from the limits on tax deductibility imposed by Section 162(m) of the Internal Revenue Code.

        You will also have the opportunity to hear reports on our operations and to ask questions of general interest. You can find other, more specific, information about the Annual Meeting in the accompanying Proxy Statement. You can find detailed information about our company in our 2012 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and is available on our website, www.sm-energy.com.

        Pursuant to United States Securities and Exchange Commission rules, we may provide you with access to our proxy materials via the Internet. As a result, many beneficial owners of our common stock will be receiving a Notice of Internet Availability of Proxy Materials (the "Notice") instead of a paper copy of the accompanying Proxy Statement and our 2012 Annual Report to Stockholders. The Notice contains instructions concerning how to access those documents via the Internet. The Notice also contains instructions concerning how to request a paper copy of our proxy materials, including the accompanying Proxy Statement, our 2012 Annual Report to Stockholders, and a form of proxy card. We will mail printed proxy materials to all stockholders of record.

        You may vote your shares by using the telephone or Internet voting systems described in the Notice or the proxy card. If you receive a printed copy of a proxy card by mail, you may submit your proxy card by completing and signing the proxy card and returning it promptly. This will ensure that your shares are represented at the Annual Meeting even if you cannot attend.

        If you have any questions concerning the Annual Meeting or the above proposals and you are the stockholder of record of your shares, please contact our Corporate Secretary at (303) 861-8140. If your shares are held by a bank, broker, or other nominee, rather than in your own name (that is, in "street name"), please contact your bank, broker, or other nominee for questions concerning the Annual Meeting or the above proposals. If you are the stockholder of record of your shares and have questions regarding your stock ownership, please contact our transfer agent, Computershare Trust Company, Inc., by telephone at (303) 262-0600.

        Only stockholders of record, holders of our shares of common stock in street name and our guests will be permitted to attend the 2013 Annual Meeting. If you are a stockholder of record, you will need to bring with you to the meeting either the Notice of Internet Availability of Proxy Materials or any proxy card that is sent to you. Otherwise, you will be admitted only upon other verification of record ownership at the admission counter. If you own shares held in street name, you will need to bring the Notice of Internet Availability of Proxy Materials, any voting instruction form that is sent to you, or your most recent brokerage statement or a letter from your bank, broker, or other record holder indicating that you beneficially owned shares of our common stock on March 25, 2013. We can use that to verify your beneficial ownership of our common stock and admit you to the meeting. If you intend to vote at the meeting, you also will need to bring to the meeting a legal proxy from your bank, broker, or other holder of record that authorizes you to vote the shares that the record holder holds for you in its name.

        We hope to see many of you at our Annual Meeting in Denver.

Very truly yours,

Anthony J. Best Chief Executive Officer

SM Energy Company
1775 Sherman Street, Suite 1200
Denver, Colorado 80203

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
WEDNESDAY, MAY 22, 2013

To All Stockholders:

        The 2013 Annual Meeting of Stockholders of SM Energy Company is to be held in the J.D. Hershner Room of Wells Fargo Bank, located at 1700 Lincoln Street, Denver, Colorado, on Wednesday, May 22, 2013, at 3:30 p.m. local time. The purposes of the Annual Meeting are to:

  1.
  elect nine individuals to our Board of Directors, to serve until the next annual meeting of our stockholders;

  2.
  ratify the appointment by our Audit Committee of Ernst & Young LLP, as our independent registered public accounting firm for 2013;

  3.
  hold an advisory vote to approve the compensation of our named executive officers;

  4.
  approve an amendment and restatement of our Equity Incentive Compensation Plan, including an increase in the stated total number of shares authorized for issuance under this plan from 7,600,000 shares to 10,700,000 shares;

  5.
  reapprove our Cash Bonus Plan by stockholders to ensure that incentive compensation paid under this plan can be eligible for the "performance-based compensation" exemption from the limits on tax deductibility imposed by Section 162(m) of the Internal Revenue Code; and

  6.
  transact such other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

        Only stockholders of record at the close of business on March 25, 2013, may vote at the Annual Meeting.

        Only stockholders of record, holders of our shares of common stock in street name and our guests will be permitted to attend the 2013 Annual Meeting. If you are a stockholder of record, you will need to bring with you to the meeting either the Notice of Internet Availability of Proxy Materials or any proxy card that is sent to you. Otherwise, you will be admitted only upon other verification of record ownership at the admission counter. If you own shares held in street name, you will need to bring the Notice of Internet Availability of Proxy Materials, any voting instruction form that is sent to you, or your most recent brokerage statement or a letter from your bank, broker, or other record holder indicating that you beneficially owned shares of our common stock on March 25, 2013. We can use that to verify your beneficial ownership of our common stock and admit you to the meeting. If you intend to vote at the meeting, you also will need to bring to the meeting a legal proxy from your bank, broker, or other holder of record that authorizes you to vote the shares that the record holder holds for you in its name.

        Please vote by using the telephone or Internet voting systems described in the Notice of Internet Availability of Proxy Materials or the proxy card or, if the attached Proxy Statement and a proxy card were mailed to you, please sign, date, and return the proxy card in the enclosed envelope as soon as possible.

By Order of the Board of Directors,

David W. Copeland Executive Vice President, General Counsel and Corporate Secretary

Denver, Colorado
April 11, 2013

SM Energy Company
1775 Sherman Street, Suite 1200
Denver, Colorado 80203
(303) 861-8140

PROXY STATEMENT

 GENERAL

Background

        This Proxy Statement contains information about the 2013 Annual Meeting of Stockholders (the "Annual Meeting") of SM Energy Company to be held in the J.D. Hershner Room of Wells Fargo Bank, located at 1700 Lincoln Street, Denver, Colorado, on Wednesday, May 22, 2013, at 3:30 p.m. local time. Our Board of Directors ("Board") is using this Proxy Statement to solicit proxies for use at the Annual Meeting and at any adjournment(s) or postponement(s) thereof. In this Proxy Statement, the terms "we," "us," and "our" refer to SM Energy Company, inclusive of its subsidiaries.

        The proxy materials, including this Proxy Statement, a proxy card or voting instruction card, and our 2012 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 ("2012 Annual Report"), are being distributed and made available on or about April 12, 2013. In accordance with rules and regulations adopted by the United States Securities and Exchange Commission (the "SEC"), we are furnishing our proxy materials to many beneficial owners of our stock via the Internet. A Notice of Internet Availability of Proxy Materials (the "Notice") will be mailed by intermediaries on or about April 12, 2013, to beneficial owners of our common stock. Stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request that we send them a printed set of the proxy materials by following the instructions in the Notice. The Notice will also provide instructions on how to vote your shares. The proxy materials are being mailed to all stockholders of record, as of close of business on March 25, 2013, on or about April 12, 2013.

Purposes of the Annual Meeting

        As stated in the accompanying Notice of Annual Meeting of Stockholders, at the Annual Meeting, our stockholders will be asked to vote on:

  •
  the election of nine individuals to our Board, to serve until the next annual meeting of our stockholders;

  •
  the ratification of the appointment by our Audit Committee of Ernst & Young LLP, as our independent registered public accounting firm for 2013;

  •
  an advisory vote to approve the compensation of our named executive officers;

  •
  the approval of an amendment and restatement of our Equity Incentive Compensation Plan, including an increase in the stated total number of shares authorized for issuance under this plan from 7,600,000 shares to 10,700,000 shares;

  •
  the reapproval of our Cash Bonus Plan by stockholders to ensure that incentive compensation paid under this plan can be eligible for the "performance-based compensation" exemption from the limits on tax deductibility imposed by Section 162(m) of the Internal Revenue Code; and

  •
  the transaction of such other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

        Each proposal is described in more detail in this Proxy Statement.

        As of the date of this Proxy Statement, we are not aware of any business to come before the Annual Meeting other than the first five items noted above.

Who Can Vote

        Only stockholders of record at the close of business on the record date, March 25, 2013, are entitled to receive notice of the Annual Meeting and to vote shares of our common stock held on that date. As of March 25, 2013, there were 66,229,168 shares of our common stock issued and outstanding, net of 50,581 shares held in treasury. Holders of our common stock are entitled to one vote per share and are not allowed to cumulate votes in the election of directors.

Differences Between Stockholders of Record and Street Name Holders

        Most stockholders hold their shares through a bank, broker or other nominee (that is, in "street name") rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned in street name.

  •
  Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, Inc., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly or to vote in person at the Annual Meeting.

  •
  Street Name Stockholder.  If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name." As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares.

How to Vote

        Stockholder of Record.    Stockholders whose shares are registered in their own name may vote via the Internet, by telephone or by mailing a completed proxy card. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, you must sign, date and return the enclosed proxy card in the enclosed prepaid and addressed envelope, and your shares will be voted at the Annual Meeting in the manner you direct. In the event no directions are specified, the proxies will be voted as follows:

  •
  FOR the election of the nine nominees named in this Proxy Statement under the caption "Proposal 1—Election of Directors";

  •
  FOR the ratification of the appointment by our Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for 2013;

  •
  FOR the advisory approval of the compensation of our named executive officers;

  •
  FOR the approval of an amendment and restatement of our Equity Incentive Compensation Plan, including an increase in the stated total number of shares authorized for issuance under this plan from 7,600,000 shares to 10,700,000 shares;

  •
  FOR the reapproval of our Cash Bonus Plan by stockholders to ensure that incentive compensation paid under this plan can be eligible for the "performance-based compensation" exemption from the limits on tax deductibility imposed by Section 162(m) of the Internal Revenue Code; and

  •
  in the discretion of the proxy holders named on the proxy card as to any other matter that may properly come before the Annual Meeting, or any adjournment(s) or postponement(s) thereof.

        Street Name Stockholder.    If your shares are registered in the name of a bank, broker or other nominee and you have not elected to receive your proxy materials electronically, you may nevertheless be eligible to vote your shares via the Internet or by telephone rather than by mailing a completed voting instruction card provided by your bank, broker or other nominee. Please check the voting instruction card provided by your bank, broker or other nominee for availability and instructions. If Internet or telephone voting is unavailable from your bank, broker or other nominee, please complete and return the enclosed voting instruction card in the prepaid and addressed envelope provided.

        If you hold shares in BOTH street name and as a stockholder of record, YOU MUST VOTE SEPARATELY for each set of shares.

Revoking a Proxy

        If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by:

  •
  submitting a new proxy with a later date either signed and returned by mail or transmitted using the telephone or Internet voting procedures before the Annual Meeting;

  •
  voting in person at the Annual Meeting; however, attending the Annual Meeting without completing a ballot will not revoke any previously submitted proxy; or

  •
  filing a written revocation before the Annual Meeting with our Corporate Secretary at our principal executive offices, which are located at 1775 Sherman Street, Suite 1200, Denver, CO 80203.

        If you are a street name stockholder and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker or other nominee in accordance with your nominee's procedures.

Quorum

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if stockholders holding one-third of our outstanding shares of common stock are present at the Annual Meeting in person or by proxy. Abstentions and broker non-votes (as described below) count as present for establishing a quorum. Shares held by us as treasury shares are not entitled to vote and do not count toward a quorum. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Voting Requirements; Vote Treatment

        If you hold your shares in "street name," you will receive instructions from your bank, broker or other nominee describing how to vote your shares. If you do not instruct your bank, broker or other nominee how to vote your shares, it may vote your shares as it decides as to each matter for which it has discretionary authority under the rules of the New York Stock Exchange ("NYSE").

        There are also non-discretionary matters for which banks, brokers and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. When a bank, broker or other nominee does not have discretion to vote on a particular matter, you have not given timely instructions on how the bank, broker or other nominee should vote your shares, and the bank, broker or other nominee indicates it does not have authority to vote such shares on its proxy, a "broker non-vote" results. Although any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters.

        Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which stockholders are voting.

        If your shares are held in street name and you do not give voting instructions, pursuant to Rule 452 of the NYSE, the record holder will not be permitted to vote your shares with respect to Proposal 1 (Election of Directors), Proposal 3 (Advisory Vote on Executive Compensation), Proposal 4 (Approval of Amendment and Restatement of our Equity Incentive Compensation Plan) and Proposal 5 (Reapproval of Cash Bonus Plan); and your shares will be considered "broker non-votes" with respect to these proposals. If your shares are held in street name and you do not give voting instructions, the record holder will nevertheless be entitled to vote your shares with respect to Proposal 2 (Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2013) in the discretion of the record holder.

  •
  Proposal 1 (Election of Directors): Our Amended and Restated By-Laws (our "By-Laws") provide that the election of directors shall be decided by the vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote. In order for a director nominee to be elected, the number of votes cast "For" the nominee must exceed the number of votes cast "Against" such nominee. Abstentions will be counted in determining the total number of shares "entitled to vote" on the election of directors and will have the same effect as a vote "Against" a director. Broker non-votes will have no effect on the outcome of the vote for directors.

  •
  Proposal 2 (Ratification of Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for 2013): Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013, requires the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote. Abstentions will be counted in determining the total number of shares "entitled to vote" on this proposal and will have the same effect as a vote "Against" the proposal.

  •
  Proposal 3 (Advisory Vote on Executive Compensation): Approval of this proposal requires the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote. Abstentions will be counted in determining the total number of shares "entitled to vote" on this proposal and will have the same effect as a vote "Against" the proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal. While this vote is required by law, it will neither be binding on us nor the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, us or the Board. However, the Compensation Committee of our Board will take into account the outcome of the vote when considering future executive compensation decisions.

  •
  Proposal 4 (Approval of Amendment and Restatement of our Equity Incentive Compensation Plan): Under New York Stock Exchange ("NYSE") rules and regulations promulgated under Section 162(m) of the Internal Revenue Code ("IRC"), the approval of the amendment and restatement of our Equity Incentive Compensation Plan, including an increase to the number of shares authorized for issuance under this plan requires the affirmative vote of a majority of the votes cast on the amendment, and the NYSE rules require that the total votes cast represent over 50 percent of all shares entitled to vote. Abstentions will have the effect of votes against approval of the amendment. Broker non-votes will have no effect on the outcome of the vote on this proposal.

  •
  Proposal 5 (Reapproval of Our Cash Bonus Plan): Under regulations promulgated under Section 162(m) of the IRC ("Section 162(m)"), the reapproval of our Cash Bonus Plan requires the affirmative vote of a majority of the votes cast on our Cash Bonus Plan. Abstentions will have the effect of votes against reapproval of our Cash Bonus Plan. Broker non-votes will have no effect on the outcome of the vote on this proposal.

Payment of Proxy Solicitation Costs

        We will pay all costs of soliciting proxies. We have retained The Proxy Advisory Group, LLC to assist us in the preparation of this Proxy Statement and the solicitation of proxies for total fees of $23,500, and Alliance Advisors LLC to assist us in the coordination and mailing of proxy materials for total estimated fees of $8,500, plus reimbursement of reasonable out-of-pocket expenses. The solicitation may be made personally or by mail, facsimile, telephone, messenger, or via the Internet. In addition, our officers, directors, and employees may also solicit proxies in person, by telephone, or by other electronic means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses incurred in connection with such solicitation. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of our common stock for their reasonable out-of-pocket expenses in forwarding solicitation material to such beneficial owners.

Other Available Information

        We make available through the Corporate Governance section of our website the following documents: our Corporate Governance Guidelines; our Financial Code of Ethics (the "Financial Code"); our Code of Business Conduct and Conflict of Interest Policy (the "Code"); and the Charters of the Audit, Compensation, Executive, and Nominating and Corporate Governance Committees of our Board. These documents will be furnished in print to any stockholder upon request. Information on our website is not incorporated by reference into this Proxy Statement and should not be considered part of this document.

Stockholders Sharing the Same Address

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Notice of Internet Availability, 2012 Annual Report, and Proxy Statement until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces our printing costs and postage fees. Stockholders who participate in householding will continue to have access to and may utilize separate proxy voting instructions.

        If you receive a single set of proxy materials as a result of householding and you would like to receive a separate copy of our Notice of Internet Availability, 2012 Annual Report or Proxy Statement, please submit a request to our Corporate Secretary, at 1775 Sherman Street, Suite 1200, Denver, Colorado 80203 or call (303) 861-8140, and we will promptly send such to you. You may also contact our Corporate Secretary at the address and phone number above if you receive multiple copies of our proxy materials and you would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings. Beneficial owners can request information about householding from their bank, broker, or other nominee.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 22, 2013

    The Notice of Annual Meeting of Stockholders, the Proxy Statement for the 2013 Annual Meeting of Stockholders, and the 2012 Annual Report to Stockholders, which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, are available at http://viewproxy.com/sm-energy/2013/.

CORPORATE GOVERNANCE

General

        We are committed to sound corporate governance principles. To evidence this commitment, the Board has adopted charters for its committees, our Corporate Governance Guidelines, the Financial Code and the Code. These documents provide the framework for our corporate governance. A complete copy of these documents is available on our website at www.sm-energy.com or in print, free of charge, to any stockholder who requests it by contacting our Corporate Secretary. The Board regularly reviews corporate governance developments and modifies our governance documents as appropriate.

        The Financial Code, which applies to our principal executive officer, principal financial officer and principal accounting officer or controller, as well as persons performing similar functions and other officers and employees identified by our Chief Financial Officer, requires that any exception to or waiver for an executive officer subject to the Financial Code be made only by the Audit Committee of the Board and disclosed as required by law, SEC rules and regulations, and NYSE rules. Changes to, or waivers from, the Financial Code for any of our executive officers subject to the Financial Code will be disclosed on our website at www.sm-energy.com within two business days after such change or waiver. To date, the Audit Committee of our Board has not granted waivers of the Financial Code for any of our executive officers subject to the Financial Code.

Board and Committee Independence

        The Board is comprised of a majority of independent directors, two of which, Stephen R. Brand and Loren M. Leiker, joined the Board in the last two years. The Board has determined that Barbara M. Baumann, Larry W. Bickle, Stephen R. Brand, William J. Gardiner, Loren M. Leiker, Julio M. Quintana, John M. Seidl and William D. Sullivan are independent and do not have any material relationship with us other than as a director and stockholder. In its review of the independence of these directors, the Board considered past employment, remuneration, and any other relationship with us. In making its determination as to the independence of its members, the Board considered the independence tests described in Section 303A.02 of the Corporate Governance Standards of the NYSE's Listed Company Manual.

        In making its determination as to Mr. Quintana's independence, the Board considered our relationship with Tesco Corporation ("Tesco"), which is discussed in more detail in the "Related Person Transactions" section below. In 2006, we entered into an agreement with Tesco, for which Mr. Quintana serves as an employee, executive officer, and director, based on Tesco's industry-recognized ability to supply specific high quality equipment and services for drilling and casing needs, which are particularly well suited for certain of our operations. Under our agreement, Tesco from time to time upon our request, provides equipment or services to us. In 2012, we paid Tesco $600,265 which represented less than 1% of Tesco's total reported 2012 revenues of $553 million, and, as of March 31, 2013, we had paid Tesco $350,517 for equipment and services in 2013. Mr. Quintana had no input in our selection of Tesco for any equipment or services, or the terms of our agreement with Tesco. Decisions to use Tesco are made by technical professionals supervising the relevant regional activity, based on their assessment of Tesco's products and services and related costs in comparison to other providers. The amount we paid Tesco during 2012 for equipment and services represented approximately 6% of the total amount we paid to all service providers (including Tesco) for similar equipment and services during 2012.

        The Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee ("NCG Committee") of our Board are each comprised solely of independent directors under the applicable requirements of the NYSE and SEC.

 Board Leadership Structure

        Since February 2007, our Board's leadership structure has separated the roles of Chief Executive Officer and Chairman of the Board. Mr. Sullivan, an independent director serving on our Board since 2004, has experience serving on several other public company boards, and over 30 years of experience working with oil and gas exploration and production companies, including as an executive officer, serves as our Chairman of the Board. Anthony J. Best serves as our Chief Executive Officer.

        Our Board believes that, at this time, this leadership structure is optimal for us and our stockholders. The Chairman of the Board is responsible for providing leadership to the Board; facilitating communications among the directors; setting the Board meeting agenda in consultation with the Chief Executive Officer; presiding at Board meetings and Executive Committee meetings; and serving as a liaison between our management and directors.

        Our Corporate Governance Guidelines allow our Board to choose whether to keep the roles of Chief Executive Officer and Chairman of our Board separate or whether to permit one person to serve in both capacities. As part of its annual self-evaluation process, our Board evaluates our leadership structure to determine whether our Board continues to believe that it provides the optimal structure for us and our stockholders at that time. While recognizing that different board leadership structures can be appropriate at different times and under different circumstances, our Board has determined that our current leadership structure is preferable, with Mr. Best serving as our Chief Executive Officer, and Mr. Sullivan serving as our Chairman of the Board.

        In addition to having an independent Chairman of the Board, the Board has a separate lead independent director. Dr. Bickle assumed that role on January 1, 2012, upon our Board's appointment of him as Chair of its NCG Committee. The lead independent director is responsible for presiding at executive sessions of non-management directors, which routinely meet immediately before or after each regularly scheduled meeting of the Board or as otherwise deemed necessary. In the lead independent director's absence, the Chairman of the Board serves as lead independent director.

        The Board has eight independent members and only one non-independent member, our Chief Executive Officer. A number of our independent Board members are currently serving or have served as members of senior management of other companies in the oil and gas industry and are currently serving or have served as directors of other public companies. As discussed above, our Board has three committees comprised solely of independent directors, and each has a different independent director serving as chair of the committee. The specific experiences, qualifications, attributes, and skills of each independent director, which enable him or her to effectively serve on his or her respective Board committees, are briefly described in each director nominee's biographical information below. The number of independent and experienced directors that make up our Board, the specific experiences and skills that they bring to their respective Board committees, and the overall leadership of the Board by the Chairman of the Board benefits us and our stockholders.

Communications with the Board

        The Board welcomes questions or comments about our company. Interested parties and stockholders may contact the Board as a whole, only the non-management directors, or any one or more specified individual directors, by sending a letter to the intended recipients' attention in care of SM Energy Company, Corporate Secretary, 1775 Sherman Street, Suite 1200, Denver, CO 80203. All such communications will be provided to the Chair of the NCG Committee, who shall facilitate the review of such communications.

 Board and Committee Meetings

        Our Board met eight times during 2012 and our non-management directors met six times in 2012. Each incumbent director participated in at least 75% of the Board meetings and 100% of his or her appointed committee meetings held during the director's tenure on the Board in 2012. It is our policy that each director is expected to attend the annual meeting of our stockholders, and each director then serving on the Board attended the 2012 Annual Meeting of Stockholders.

        Our Board has an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, and an Executive Committee. Our Board and each of its committees separately evaluated their respective performance for 2012, and the Audit Committee, Compensation Committee and NCG Committee each completed written evaluations. The Executive Committee did not complete a written evaluation due to its unique purpose and infrequent meeting schedule. The performance evaluation process was directed by the NCG Committee and the evaluations were discussed and accepted by the Board.

        The following table identifies the members of each committee, as of December 31, 2012, and sets forth the number of meetings held in 2012:

Name of Director	Audit Committee		Nominating and Corporate Governance Committee		Compensation Committee		Executive Committee
Barbara M. Baumann					X	*	X
Anthony J. Best							X
Larry W. Bickle	X		X	*
Stephen R. Brand			X		X
William J. Gardiner	X	*					X
Loren M. Leiker	X		X
Julio M. Quintana	X		X
John M. Seidl					X
William D. Sullivan							X	*
Number of meetings held in 2012	9		4		9		1

*
Chair

        The Audit Committee assists the Board in fulfilling its oversight responsibilities over our financial reporting and internal control processes. Pursuant to our Audit Committee charter, our Audit Committee members are prohibited from serving on more than three audit committees of public companies (one of which is SM Energy Company), and no Audit Committee member currently serves on more than two of such committees. The Audit Committee is solely responsible for the engagement and discharge of our independent registered public accounting firm and reviews our quarterly and annual financial results. The Audit Committee reviews the audit plan and the results of the audit with our independent auditors and reviews the independence of the auditors, the range of audit fees, the scope and adequacy of our system of internal accounting controls, and our financial risk management policies. The Audit Committee also has oversight responsibility for our internal audit functions and any related party transactions. The Audit Committee is currently composed of four directors, each of whom is independent as defined by the NYSE listing standards. See the "Report of the Audit Committee" contained in this Proxy Statement. While all of the Audit Committee members are considered financially literate, the Board has determined that two members of the current Audit Committee, Dr. Bickle and Mr. Gardiner, are audit committee financial experts as the term is defined by the SEC. As described above, Dr. Bickle and Mr. Gardiner are also independent.

        The NCG Committee's primary function is to nominate individuals to be elected to the Board, to evaluate and plan for management succession, to review the structure and composition of all committees of the Board, and to oversee all of our corporate governance functions. For additional information on the functions performed by the NCG Committee, see "Director Nominations and Qualifications" below.

        The Compensation Committee's primary function is to establish and administer our compensation policies and oversee the administration of our employee benefit plans. The Compensation Committee approves and/or recommends to the Board the compensation arrangements for our senior management and directors, adoption of compensation plans in which our officers and directors are eligible to participate, and the granting of equity based compensation or other benefits under compensation plans. The "Compensation Discussion and Analysis" section of this Proxy Statement describes these responsibilities and the manner in which they are discharged.

        The Executive Committee has the authority to act on behalf of the Board with respect to matters as to which it has been authorized to act by the Board, provided that such matters are not in conflict with our Certificate of Incorporation, our By-Laws or applicable laws, regulations, or rules or the listing standards of the NYSE.

        There are no arrangements or understandings between any director and any other person pursuant to which that director was or is to be elected.

Risk Oversight

        While the Board oversees our risk management processes, with particular focus on the most significant risks we face, management is responsible for day-to-day risk management. We believe this division of responsibilities is the most effective approach for addressing the risks we face, and that the current Board leadership structure, with Mr. Sullivan serving as our Chairman of the Board and Mr. Best serving as our Chief Executive Officer, supports this approach by facilitating communication between management and the Board regarding risk management issues. We also believe that this design places the Board in a better position to evaluate the performance of management, more efficiently facilitates communication of the views of the independent directors, and contributes to effective corporate governance.

        We have an Enterprise Risk Management Committee comprised of our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, General Counsel, Senior Vice President—Human Resources, and Treasurer. The committee meets quarterly to update our enterprise risk management profile (the "ERM Plan"), utilizing the Committee of Sponsoring Organizations of the Treadway Commission Enterprise Risk Management framework, and incorporating information gathered during the business strategy sessions. Minutes of these meetings are kept, and the activities of the committee are regularly reported to the Audit Committee and the Board. Risk prevention or mitigation steps are documented for the material risks identified based upon projected likelihood and impact of any occurrence of the particular risk. The ERM Plan is reviewed with our Board annually.

        We also have a Financial Risk Management Committee comprised of our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Senior Vice President—Portfolio Development and Technical Services, Treasurer and Vice President—Engineering, Evaluation and A&D. The committee meets quarterly and more frequently, as necessary, to discuss our interest rate and commodity hedging activities and, as appropriate, to approve additional hedges. Minutes of these meetings are kept, and the activities of the committee are regularly reported to the Audit Committee.

        The Audit Committee provides significant assistance to the Board in the oversight of our financial risk management processes. The Audit Committee reviews and discusses with management our risk assessment and risk management guidelines and policies with respect to our significant financial risk exposures, and the steps management has taken, as well as the specific guidelines and policies that have been established, to monitor, control, mitigate, and report those exposures. These reviews and discussions include a review of our oil, natural gas and natural gas liquids commodity price hedging arrangements, interest rate risk management, and insurance coverage, as appropriate. In addition, our internal auditors, who report directly to the Audit Committee with respect to internal audit matters, provide the Audit Committee and management with ongoing assessments of our risk management processes. The Audit Committee also has oversight responsibility for the integrity of our financial statements and financial reporting processes and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements. In addition, the Compensation Committee periodically reviews our compensation programs to ensure that they do not encourage excessive risk-taking. The Audit Committee and Compensation Committee report regularly to the full Board on their respective risk management oversight activities.

Director Nominations and Qualifications

        Our Corporate Governance Guidelines and the Charter of the NCG Committee provide that the NCG Committee is responsible for identifying and recommending directors for nomination by the Board for election as members of the Board. The NCG Committee performed its evaluation and nominating functions during 2012 and early 2013. The NCG Committee selects a nominee based on the nominee's skills, achievements, and experience. As set forth in the director qualification standards included in our Corporate Governance Guidelines and reflected in the discussion below, the Board as a whole should have broad and relevant experience in high-level business policymaking and a commitment to represent the long-term interests of our stockholders. These standards also provide that each director should have experience in positions of responsibility and leadership, an understanding of our business environment, and a reputation for integrity. In addition, our Corporate Governance Guidelines provide that a director who retires or experiences a significant change in his or her professional or business responsibilities, including a change in his or her principal occupation, position or business affiliation, should, if requested by the NCG Committee, be prepared to offer his or her resignation from the Board. Upon tender of a resignation, the NCG Committee and the Board may review the continued appropriateness of Board membership under the circumstances. In accordance with our Corporate Governance Guidelines, each director has signed and delivered to the Board a resignation letter that is contingent upon (i) his or her failure to receive, in accordance with our By-Laws, the affirmative vote of the holders of a majority of the shares of capital stock in an election of directors at the 2013 Annual Meeting of Stockholders; and (ii) acceptance of his or her resignation by the Board in accordance with the policies and procedures adopted by the Board for such purpose.

        Under the framework of the Corporate Governance Guidelines, the NCG Committee evaluates each potential nominee individually and in the context of the Board as a whole. The objective is to recommend individuals and a group that will effectively contribute to our long-term success and represent the interests of all of our stockholders. In determining whether to recommend a director for re-election, the NCG Committee also considers the director's past attendance at meetings and participation in and contributions to Board activities.

        When seeking new director candidates, the NCG Committee considers suggestions from incumbent directors, management, stockholders, and others. The NCG Committee screens all potential candidates in the same manner regardless of the source of the recommendation. The NCG Committee has authority under its charter to retain a search firm for this purpose, but did not retain such a firm during 2012 when Mr. Leiker joined our Board, due to his specific abilities, widely known reputation in our industry and long tenure with his prior employer, a recognized leader in our industry. If the NCG Committee believes a candidate would be a valuable addition to the Board, it recommends his or her candidacy to the Board.

        Although the NCG Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the NCG Committee believes that the Board should reflect diversity in its broadest sense, including persons diverse in professional experiences relevant to us, skills, backgrounds, perspectives, gender, race, ethnicity, and national origin. In considering diversity in identifying director nominees, the NCG Committee considers the Board as a whole, without reference to specific representative directors, with the overall objective of establishing a group of directors that reflects diversity, that can work in a collaborative and effective manner, and that can best contribute to our long-term success. The NCG Committee believes that the current Board members and director nominees reflect our commitment to diversity. Out of a total of nine directors, we currently have one female director and one Hispanic director, each of whom has served on the Board for several years.

        As noted above, the NCG Committee will consider stockholder recommendations for candidates for the Board. All stockholder recommendations must comply with the notice requirements contained in Section 4(g) of our By-Laws, which requires, among other things, detailed information concerning the stockholder making the proposal (and the beneficial owner on whose behalf the proposal is made, if any), the name and address of the stockholder and specific information concerning such stockholder's interests in our securities. In addition, the notice must include the recommended candidate's name, biographical data, qualifications, details regarding any material monetary agreements between the stockholder and the proposed nominee and a written questionnaire completed by the proposed nominee. We will furnish copies of our By-Laws to any person who requests them without charge. Requests for copies should be directed to our Corporate Secretary. For additional information about stockholder nominations, including nominations for the 2014 Annual Meeting of Stockholders, see "Stockholder Proposals for the 2014 Annual Meeting of Stockholders." No stockholder director nominations were received in connection with the Annual Meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures on Transactions with Related Persons

        We have adopted a Policy and Procedures with Respect to Related Person Transactions (the "Related Person Transactions Policy"), which sets forth the policies and procedures for the Audit Committee's review of any transaction, arrangement, or relationship (including any indebtedness or guarantee of indebtedness) or series of similar transactions, arrangements, or relationships in which (a) we are a participant, (b) the aggregate amount involved will or may be expected to exceed $120,000 per annum, and (c) a related person has or will have a direct or indirect material interest. For purposes of our Related Person Transactions Policy, a "related person" means (i) any of our directors, executive officers, or nominees for director, (ii) any stockholder that beneficially owns more than 5% of our outstanding shares of common stock, and (iii) any immediate family member of any of the foregoing. The Audit Committee approves or ratifies only those transactions that it determines in good faith are in, or are not inconsistent with, our best interests and the best interests of our stockholders.

        In determining whether to approve or ratify a transaction with a related person, the Audit Committee takes into account the factors it deems appropriate, which may include, among others, the benefits to us, the availability of other sources for comparable products or services, the impact on a director's independence in the event the related person is a director, and the extent of the related person's interest in the transaction. The policy also provides for the delegation of Audit Committee authority to the Chair of the Audit Committee for any related person transaction requiring pre-approval or ratification between meetings of the Audit Committee. The Audit Committee reviews and assesses ongoing relationships with a related person on at least an annual basis to ensure that they are in compliance with the policy and remain appropriate.

        In addition, our By-Laws provide that a director, officer, or employee of our company may not pursue for his or her own account a business or investment opportunity that he or she learned about through his or her affiliation with us. These restrictions do not apply to the acquisition of less than 1% of the publicly traded stock of another company.

Related Person Transactions

        We recognize that transactions with related persons may raise questions among stockholders regarding whether those transactions are consistent with our best interests and the best interests of our stockholders. It is our policy to enter into or ratify such transactions only when the Board, acting through the Audit Committee or as otherwise described herein, determines that the transaction in question is in, or is not inconsistent with, our best interests and the best interests of our stockholders. Such transactions include, but are not limited to, situations where we may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternate sources, or when we obtain products or services from, or provide products or services to, related persons on an arm's length basis on terms comparable to those obtained from or provided to unrelated third parties or on terms comparable to those obtained from or provided to employees generally. The only transaction between our company and a related person since January 1, 2012, is our relationship with Tesco, which was referenced above. Mr. Quintana is the President, Chief Executive Officer, and a director of Tesco, which designs, manufactures, and delivers technology based solutions for the upstream energy industry, including oilfield drilling and completion technology, services, and equipment. We have an agreement with Tesco for its provision of equipment and services to us in connection with our drilling and completion operations. This agreement continues until canceled by either us or Tesco on 30 days advance written notice. Pursuant to this agreement, we are obligated to pay Tesco only for services actually performed or equipment provided, as the case may be, as requested by us from time to time. This agreement does not require us to make any other payments to Tesco, nor does it obligate us to use Tesco for any services or equipment. Mr. Quintana does not have any direct or indirect interest in the transaction, other than as a result of serving as an executive officer and director of Tesco. Mr. Quintana had no input in our selection of Tesco for equipment and services or the terms of our agreement with Tesco. Decisions to use Tesco are made by technical professionals supervising the relevant regional activity, based on their assessment of Tesco's equipment and services and related costs in comparison to other providers. In 2012, we paid Tesco $600,265. The amount we paid Tesco during 2012 for equipment and services represented approximately 6% of the total amount paid by us to all service providers (including Tesco) for similar equipment and services during 2012. As of March 31, 2013, we had paid Tesco $350,517 for equipment and services rendered during 2013. In accordance with our Related Person Transactions Policy, the Audit Committee reviewed the relationship between us and Tesco and determined that the relationship is in our best interests and the best interests of our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

        The following table shows beneficial ownership of shares of our common stock as known by us as of March 15, 2013, by all beneficial owners of more than 5% of the outstanding shares of our common stock as of March 15, 2013, by each director, director nominee, and named executive officer, and all directors and executive officers as a group. Restricted stock units and performance share units are not included in this table as no actual shares have been issued with respect to our outstanding restricted stock units and performance share units. A supplemental table has been included later in this section describing the number of restricted stock units and performance share units owned by the individuals described below.

Name of Beneficial Owner	Shares beneficially owned, excluding options	Options exercisable within 60 days of 3/15/2013	Total shares beneficially owned(1)	Percent beneficially owned(2)
Name and Address of Stockholders Owning More Than 5%
T. Rowe Price Associates, Inc.(3)	8,658,950	—	8,658,950	13.1%
100 East Pratt Street
Baltimore, MD 21202
BlackRock, Inc.(4)	6,923,952	—	6,923,952	10.5%
40 East 52nd Street
New York, NY 10022
Steven A. Cohen(5)	3,434,958	—	3,434,958	5.2%
72 Cummings Point Road
Stamford, CT 06902
Name and Position of Directors, Director Nominees and Named Executive Officers
Barbara M. Baumann, Director	36,024	21,200	57,224	*
Larry W. Bickle, Director	115,856	21,200	137,056	*
Stephen R. Brand, Director	5,668	—	5,668	*
William J. Gardiner, Director	49,024	21,200	70,224	*
Loren M. Leiker, Director	3,986		3,986	*
Julio M. Quintana, Director	29,969	—	29,969	*
John M. Seidl, Director	11,254	—	11,254	*
William D. Sullivan, Director	54,779	—	54,779	*
Anthony J. Best, Chief Executive Officer and Director	143,081	—	143,081	*
Javan D. Ottoson, President and Chief Operating Officer	71,187	—	71,187	*
A. Wade Pursell, Executive Vice President and Chief Financial Officer	52,008	—	52,008	*
David W. Copeland, Executive Vice President, General Counsel and Corporate Secretary	38,564	—	38,564	*
Herbert S. Vogel, Senior Vice President—Portfolio Development and Technical Services	732	—	732	*
All executive officers and directors as a group (21 persons, including those named above)	848,726	63,600	912,326	1.4%

*
Less than 1%.

(1)
According to SEC rules, beneficial ownership includes shares as to which the individual or entity has voting power or investment power and any shares that the individual has the right to acquire within 60 days of a date reasonably selected by us, through the exercise of any stock option or other right. We selected March 15, 2013, as the determination date.

(2)
Based on an aggregate of 66,229,168 shares of common stock outstanding as of March 15, 2013.

(3)
According to a Statement on Schedule 13G filed by T. Rowe Price Associates, Inc. ("T. Rowe") on February 6, 2013, by reason of advisory and other relationships with persons who own shares of our common stock, T. Rowe may be deemed to be the beneficial owner of a total of 8,658,950 shares, with shared voting power as to zero shares, shared dispositive power as to zero shares, and sole voting power as to 1,993,250 shares and sole dispositive power as to 8,658,950 shares.

(4)
According to a Statement on Schedule 13G filed by BlackRock, Inc. ("BlackRock") on January 11, 2013, by reason of advisory and other relationships with persons who own shares of our common stock, BlackRock may be deemed to be the beneficial owner of a total of 6,923,952 shares, with shared voting power as to zero shares, shared dispositive power as to zero shares, and sole voting power as to 6,923,952 shares and sole dispositive power as to 6,923,952 shares.

(5)
According to a Statement on Schedule 13G filed by Steven A. Cohen on March 13, 2013, by reason of advisory and other relationships with persons who own shares of our common stock, Mr. Cohen may be deemed to be the beneficial owner of a total of 3,434,958 shares, with shared voting power as to 3,434,958 shares, shared dispositive power as to 3,434,958 shares, and sole voting power as to zero shares and sole dispositive power as to zero shares.

Restricted Stock Units and Performance Share Units

        Restricted stock units ("RSUs") represent the right to receive shares of our common stock to be delivered upon settlement, subject to risk of forfeiture and cancellation. The holders of RSUs do not have voting rights, nor are they entitled to receive cash payments equal to any cash dividends and other distributions paid in cash on our common stock. The RSU awards vest pursuant to dates established by their corresponding Restricted Stock Unit Award Agreements.

        We began issuing RSUs on June 30, 2004, to certain of our key employees, including our officers, following the approval of our Restricted Stock Plan by our stockholders. Grants of RSUs were made annually under the Restricted Stock Plan in 2004 and 2005. In 2006 and 2007, RSU grants were made under our stockholder approved Equity Incentive Compensation Plan (the "Equity Plan"), subject to our performance criteria. These grants were made in the first quarter immediately following each year-end. In June 2008, we issued certain transitional RSUs in connection with the cessation of the Net Profits Interest Bonus Plan ("NPP"), and on August 1, 2009, as part of our Long Term Incentive Plan ("LTIP") under our Equity Plan, we issued a percentage of that year's awards as RSUs. In 2010, 2011 and 2012, we also issued RSUs as part of our LTIP compensation. Neither the transitional RSUs nor the LTIP RSU awards were subject to performance criteria. We have also issued RSUs to Mr. Best earned by him under his employment contract.

        Performance share units ("PSUs") represent the right to receive, upon settlement of the PSUs after the completion of a three-year performance period, a number of shares of our common stock that may be from zero to two times the number of PSUs granted on the award date, depending on the extent to which we have achieved our performance goals and the extent to which the PSUs have vested. The holders of PSUs do not have voting rights, nor are they entitled to receive cash payments equal to any cash dividends or other distributions paid in cash on our common stock.

        We began granting PSUs under our Equity Plan to certain of our key employees, including our officers, on August 1, 2008.

        The following table shows the number of RSUs and PSUs owned by each of the directors, our named executive officers and all directors and executive officers as a group, as of March 15, 2013.

	Total Restricted Stock Units	Total Performance Share Units	Total Vested Performance Share Units(1)
Barbara M. Baumann	—	—	—
Larry W. Bickle	—	—	—
Stephen R. Brand	—	—	—
William J. Gardiner	—	—	—
Loren M. Leiker	—	—	—
Julio M. Quintana	—	—	—
John M. Seidl	—	—	—
William D. Sullivan	—	—	—
Anthony J. Best	33,446	144,369	20,101
Javan D. Ottoson	25,340	65,709	10,215
A. Wade Pursell	12,464	53,358	8,360
David W. Copeland	7,809	15,294	565
Herbert S. Vogel	4,036	6,637	—
All Executive Officers and Directors as a group (21 persons, including those named above)	113,080	417,561	61,466

(1)
PSUs granted on July 1, 2010, vested one-seventh on July 1, 2011 and two-sevenths on July 1, 2012. PSUs granted on July 1, 2011, vested one-seventh on July 1, 2012. The amounts shown reflect the vested portion of the PSUs owned by each director, named executive officer and all directors and executive officers as a group. The actual number of shares of our common stock issued to settle the PSUs at the end of the performance period may vary from zero to two times the number of PSUs indicated, depending on the extent to which we have achieved our performance goals.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under United States securities laws, directors, executive officers, and persons beneficially holding more than 10% of our common stock must report their initial ownership of our common stock and any subsequent changes in that ownership in reports that must be filed with the SEC and provided to us. The SEC has designated specific deadlines for these reports and we must identify in this Proxy Statement those persons who did not file these reports when due.

        Based solely on a review of reports furnished to us, and written representations from our officers and directors, all directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed for 2012 under Section 16(a) under the Exchange Act.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This section describes the objectives and elements of the compensation programs for our Chief Executive Officer, Chief Financial Officer and each of our three other most highly compensated executive officers employed at the end of the 2012 fiscal year, whom we collectively refer to in this "Executive Compensation" section as our "NEOs" or "Named Executive Officers." Our NEOs for fiscal 2012 are:

  •
  Anthony J. Best, Chief Executive Officer;

  •
  Javan D. Ottoson, President and Chief Operating Officer;

  •
  A. Wade Pursell, Executive Vice President and Chief Financial Officer;

  •
  David W. Copeland, Executive Vice President, General Counsel and Corporate Secretary; and

  •
  Herbert S. Vogel, Senior Vice President—Portfolio Development and Technical Services.

Executive Summary

        Our leadership and culture encourage long-term stockholder value creation, not short-term stockholder value maximization. We evaluate performance using both quantitative and qualitative factors and review not only "what" is achieved, but also "how" it is achieved. We provide what we believe to be a balanced mix of base salary, annual cash incentives through our Short Term Incentive Plan ("STIP"), and long-term equity incentives through our LTIP. Our base salary program provides a level of income that does not vary with our performance. We balance incentives tied to short-term annual performance with incentives tied to our multi-year performance. In this way, our executives are motivated to consider the impact of decisions over the short, intermediate, and long term. The performance metrics used in our annual STIP include those we believe are the key drivers of long-term stockholder value creation: production volume; proved developed reserve additions; finding and development costs; cash flow; net income; environmental, health, and safety goals; and exploration success and inventory growth. The program is not completely formulaic because the Compensation Committee has the discretion to adjust bonuses based on the "quality" of the results as well as individual performance and behavior, and has used that discretion to adjust calculated bonuses in the past. Our LTIP rewards total stockholder return, both on an absolute basis and relative to an index of peer exploration and production companies.

        In 2012, our operational and financial performance in the face of significant commodity price weakness continued to advance our goal of creating long-term stockholder value. Our production of 218.9 billion cubic feet equivalent ("BCFE") met our target and set a new production record for our company, and representing 29% growth in production from 2011. We also exceeded our proved developed reserve additions target—417.7 BCFE—by four percent, adding 436.3 BCFE to our proved developed reserves. In spite of average realized natural gas and natural gas liquids ("NGL") prices that were 20% and 32% below our projections for 2012, respectively, we also achieved solid overall financial performance in 2012. Notwithstanding this significant commodity price weakness in 2012, we missed our cash flow target by less than four percent, largely due to continued progress in reducing our costs. We missed our net income target primarily due to impairments of proved property that were a result of the negative commodity price environment and asset performance related reserve revisions. Our finding and development costs also missed our target by less than three percent, primarily due to higher than expected capital costs related to our non-operated Eagle Ford Shale program, but yielded a 14% improvement over 2011. On balance, our performance with respect to the qualitative STIP factors was also positive. We viewed our performance with respect to our qualitative metric for exploration success and inventory growth as generally positive, with substantial increases in our acreage inventory and a greater number of exploration tests than expected. We did not achieve all of our goals for our qualitative metric pertaining to environmental, health and safety performance, despite continuing improvement in several areas.

        While we view 2012 as a solid year overall, the combination of our strong operational performance offset by our slight misses on two of our financial metrics and our significant miss on our net income metric influenced the Compensation Committee to pay actual 2012 bonuses for the NEOs that were below their target bonus amounts. We believe that this result indicates that our STIP is appropriately designed to link compensation earned to the achievement of our financial and strategic objectives.

        Our current LTIP uses a combination of service-vesting RSUs and performance-based PSUs. We believe these types of long-term incentives appropriately balance risk and reward, because such units have both upside potential and downside risk. The performance measures used in our LTIP reward total stockholder return, both on an absolute basis and relative to an index of peer exploration and production companies. We have outstanding stock options, but we discontinued granting stock options to employees after December 2003 and to directors after December 2004. We believe that long-term incentive programs that overemphasize stock options could contribute to both risk-taking and a disproportionate focus on short-term share price increases, especially if stock options become "underwater" (i.e., the option exercise price is above the then current share price). Underwater options could arguably encourage executives to take risks in attempts to increase share price; in such cases, options have upside opportunity, but no downside risk.

        Our executive compensation program incorporates the following:

  •
  The majority of our executive compensation is variable and linked to meeting our short-term and long-term financial and strategic goals and to creation of long-term stockholder value.

  •
  Executives receive a significant portion of their compensation in the form of equity and are subject to meaningful stock ownership guidelines to further align their interests with those of our long-term stockholders.

  •
  The Compensation Committee annually reviews an analysis of our incentive compensation plans prepared by the Compensation Committee's independent compensation consultant, to ensure they are designed appropriately and do not encourage excessive risk taking.

        We do not have severance packages that mitigate consequences of poor performance. With the exception of our Chief Executive Officer, Mr. Best, we typically do not provide severance benefits in the event of termination without cause not related to a change of control. Under his employment agreement, Mr. Best receives severance benefits only in the event of a termination without cause, and consistent with advice from F. W. Cook, we believe that such benefits are consistent with current industry practice. All executive benefits under the change of control executive severance agreements with our other NEOs and under all equity-based awards grants on or after May 21, 2008, that are related to a change of control require a "double-trigger," meaning they require first that a qualifying change of control event has occurred, and second that the executive has been involuntarily or constructively terminated. We do not provide golden parachute excise tax "gross-ups."

        With the exception of a supplemental executive retirement plan (the "SERP"), which is intended to provide benefits similar to those received by all employees but with respect to income above the IRC limit, the retirement benefits provided to the NEOs are the same as those provided to all employees. We discontinued supplemental executive benefits, including disability and life insurance, in July 2010.

Stockholder Advisory Vote on Compensation

        On May 23, 2012, we held our 2012 Annual Meeting of Stockholders. At that meeting, our stockholders were provided the opportunity to cast a non-binding advisory vote on the compensation of our then NEOs. Over 97% of votes cast approved the compensation of our then NEOs, consistent with the recommendation of our Board. Because the vote was advisory, the result was not binding on the

Compensation Committee. However, the Compensation Committee believes that this overwhelming approval of the compensation of our NEOs by our stockholders indicates that our stockholders believe that our compensation philosophy and our executive compensation policies are effective and are aligned with stockholders' interests. The Compensation Committee took into account the outcome of the vote and other factors, as more fully discussed herein, in reviewing our executive compensation policies in 2012 and in determining that no significant changes to our executive compensation programs and policies were necessary in 2012.

Objectives of Executive Compensation Program

        Our overall executive compensation program is designed to promote superior returns for our stockholders through the preservation, development and growth of our oil, natural gas and natural gas liquid assets. The objectives of our executive compensation program are to:

  1.
  Provide competitive total compensation opportunities that allow us to attract, retain, compensate, and motivate talented management.

    Our pay philosophy is to target overall compensation opportunities at levels competitive with equivalent positions at companies with which we may compete for talent. In general, based on analysis performed by the Compensation Committee's independent compensation consultant, Frederic W. Cook & Co., Inc, ("F. W. Cook"), our compensation program is expected to result in total direct compensation for our NEOs around the median of our industry peer group (see "Compensation Determination Process" for further detail). Actual compensation earned by a particular individual may be above or below the target level based on company and individual performance measured against the established metrics of our incentive compensation programs.

  2.
  Link compensation earned to the achievement of our short-term and long-term financial and strategic objectives.

    We believe that the proportion of total compensation that is performance-based, and therefore "at risk," should increase with an individual's level of responsibility. Our compensation system is intended to provide the appropriate level of balance between fixed and variable compensation, cash and equity compensation, and short-term and long-term incentives. To this end, our STIP rewards annual operating and financial performance based upon quantitative measures of cash flow, net income, production volume, proved reserve growth, finding and development costs, and discretionary qualitative measures of environmental, health, and safety and exploration success and inventory growth (see "Elements of Compensation—Short-Term Incentive Plan"). Our LTIP rewards total stockholder return, both on an absolute basis and relative to an index of peer exploration and production companies (see "Elements of Compensation—Long-Term Incentive Plan").

  3.
  Align performance incentives with the long-term interests of our stockholders.

    We believe that we achieve alignment of long-term interests between stockholders and management by paying a substantial portion of total compensation in the form of equity-based incentives and through stock ownership guidelines that ensure executives have a meaningful ownership stake during their tenure. In addition, the metrics used for our STIP include those we believe drive long-term value creation, while realized compensation under our LTIP is aligned with absolute and relative returns realized by our stockholders.

  4.
  Ensure programs are cost-effective and financially efficient.

    As part of the process of approving new programs, changes to existing programs, and awards under our programs (e.g., salary increases, bonus payments, and equity compensation grants), the Compensation Committee evaluates numerous relevant considerations, including the financial impact of such compensation, expected accounting treatment, potential stockholder dilution, and the impact on our financial results. The Compensation Committee strives for the development of programs that are affordable, that are designed in the most financially efficient manner possible, and that satisfy our other objectives.

    In addition, we make reasonable efforts to maximize the tax deductibility of all elements of compensation. Under Section 162(m), compensation in excess of $1.0 million per year paid to certain of our NEOs is not tax deductible unless certain requirements are met, including that the compensation is "performance-based" as defined in Section 162(m). The Compensation Committee administers our STIP and LTIP so that compensation awarded and paid to our NEOs is intended to be "performance-based" under Section 162(m) and therefore fully tax-deductible; however, the Compensation Committee reserves the right to provide compensation that does not meet Section 162(m) deductibility requirements, and it is possible that Section 162(m) may disallow compensation deductions that would otherwise be available to us.

  5.
  Uphold high standards of good corporate governance and strive to achieve evolving best practices.

    The Compensation Committee, with the assistance of management and the Compensation Committee's independent compensation consultant, F. W. Cook, stays abreast of current and developing corporate governance standards and industry trends with respect to executive compensation and makes changes to our programs, as it deems appropriate, to reflect best practices and/or new legislation.

Compensation Determination Process

Responsibilities of the Compensation Committee

        Our executive compensation is determined by our Board and the Compensation Committee, as discussed below. The Compensation Committee is comprised of three independent directors and operates under the framework of a formal charter. Members of the Compensation Committee are appointed by the Board for, among other things, the purposes of:

  •
  overseeing the administration of our employee compensation and benefit plans;

  •
  reviewing and approving our general compensation strategy and objectives;

  •
  reviewing and recommending to the Board for its approval our compensation plans, policies and programs; and

  •
  reviewing the performance and approving the compensation for our executive officers, including our Chief Executive Officer;

        In 2012, the Compensation Committee met nine times to administer the matters noted above and other related matters.

Independence of the Compensation Committee

        Based upon the independence tests set forth in Section 303A.02 of the Corporate Governance Standards of the NYSE Listed Company Manual, the Board has determined that the members of the Compensation Committee are independent.

Independent Compensation Consultant

        Since 2007, the Compensation Committee has engaged F. W. Cook as its independent executive compensation consultant. F. W. Cook reports directly to the Compensation Committee and the Compensation Committee may replace F. W. Cook or hire additional consultants or other advisors as it deems necessary. A principal of F. W. Cook attends Compensation Committee meetings, as requested, and communicates with the Compensation Committee between meetings. The services F. W. Cook provides, based upon direction from the Compensation Committee, include advising the Compensation Committee on the design of our executive compensation programs and the evolving best practices related thereto, providing market information and analysis regarding the competitiveness of our executive compensation opportunities, conducting compensation risk assessments and providing analysis concerning the equity compensation practices of our peers. To facilitate the delivery of these services to the Compensation Committee, F. W. Cook interfaces with our management, in particular our Vice President—Human Resources. F. W. Cook does not provide directly, or indirectly through affiliates, any non-executive compensation services, such as pension consulting or human resource outsourcing, to us or any other clients. The total consulting fees we pay to F. W. Cook are less than 1% of the total annual revenues of F. W. Cook, and F. W. Cook and the F. W. Cook consultants working with us are prohibited from owning any of our shares of common stock directly, although such shares may be owned within mutual funds. In addition, no officer, director, stockholder or employee of F. W. Cook has any known personal relationship with any of our officers, directors, stockholders or employees that would present a potential conflict to their independence. After consideration of disclosures and representations made by F. W. Cook concerning the foregoing, the Compensation Committee determined in 2012 that F. W. Cook's work did not raise any potential conflicts of interest. F. W. Cook has agreed to advise the Compensation Committee if any potential conflict of interest arises that could cause F. W. Cook's independence to be questioned and not to undertake any project for our management, except at the request of the Compensation Committee and as agent for the Compensation Committee. In 2012, F. W. Cook did not provide any services to us other than those requested by the Compensation Committee and related to F. W. Cook's engagement as the independent consultant to the Compensation Committee.

Compensation Risk Assessment

        Each year, the Compensation Committee performs a compensation risk assessment. In 2012 and 2013, the Compensation Committee determined that the risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on us. The Compensation Committee's annual review and evaluation of our compensation policies and practices for all employees evaluates whether and to what extent, if any, our policies and practices of compensating our employees could result in risk taking incentives, and whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us. As part of its review and evaluation, the Compensation Committee considers a compensation risk assessment performed by F. W. Cook, in addition to its annual review of our compensation policies and practices. F. W. Cook and the Compensation Committee determined that our compensation policies and practices do not encourage behaviors that would create a material risk to us.

Role of Management in Determination Process

        Under the oversight of our Chief Executive Officer and Vice President—Human Resources, management provides recommendations to the Compensation Committee on matters of compensation philosophy and plan design. Our Chief Executive Officer provides recommendations for pay levels for executives other than himself based on competitive market data, internal fairness between executives, past performance, and future potential. Our Human Resources department supports management and the Compensation Committee by providing information on historical compensation levels, employee evaluations and its analysis of comparative industry data, and by interfacing with F. W. Cook. While members of the management team attend Compensation Committee meetings, they are not generally present during executive sessions, and individual members of the management team are never present during discussions of their respective compensation. The Compensation Committee and the Board, as required under the Compensation Committee's charter, make all final decisions with respect to compensation of our executive officers.

Comparative Peer Group

        One of the objectives of our executive compensation program is to ensure that total compensation opportunities provided to our executive officers are competitive with the companies against which we compete for business opportunities, investment dollars, and executive talent. Criteria for the selection of peer companies with our General Industry Classification Standard Code include standard measures such as revenue, assets, number of employees, and enterprise value, as well as several industry-specific criteria such as annual production volume, fiscal year-end reserves, total costs incurred in oil and gas activities, and the magnitude of each company's offshore and non-U.S.-based operations. F. W. Cook identifies peer companies that are within 50%—200% of our company for at least four of these criteria and that have corporate structures similar to ours. The Compensation Committee, with input from F. W. Cook, selects a peer group that includes the 15-20 companies that best fit the selection criteria, excluding those companies from the peer group from the previous year that no longer satisfy the selection criteria. The peer group used for 2012 compensation comparisons was approved in January 2012 and consisted of the following companies:

Berry Petroleum Company	EXCO Resources, Incorporated
Bill Barrett Corporation	Forest Oil Corporation
Cabot Oil & Gas Corporation	Plains Exploration & Production Company
Cimarex Energy Company	Quicksilver Resources Inc.
Comstock Resources, Inc.	Range Resources Corporation
Concho Resources Inc.	Stone Energy Corporation
Continental Resources, Inc.	Ultra Petroleum Corp.
Denbury Resources Incorporated	Whiting Petroleum Corporation
Energen Resources Corporation

        This peer group includes fifteen of the companies included in our 2011 peer group, plus two additional companies: Energen Resources Corporation and Plains Exploration & Production Company. Companies in the 2011 peer group excluded from the 2012 peer group were: Penn Virginia Corporation and Swift Energy Company.

        In May 2012, F. W. Cook conducted an analysis of competitive pay levels for the executive officers named in the most recently filed proxy statements of the peer group companies versus corresponding positions at our company. For certain NEO positions, F. W. Cook also supplements this analysis with data from relevant third party, independent compensation surveys focused on the exploration and production industry (the Energy 27 Group and Effective Compensation, Inc surveys). Competitive data generally reflected actual amounts paid for 2011 performance, although some information was available on 2012 target compensation levels. Findings from this analysis indicated that base salaries for our NEOs, other than for Mr. Best, were in the median range of the peer group; the base salary for Mr. Best approximated the 25th percentile of the peer group. Target annual cash compensation (base salary plus target annual bonus) was near the 25th percentile for Mr. Best and Mr. Pursell, and between the 25th percentile and median for other NEOs. Target total direct compensation (base salary plus target bonus plus long-term incentive compensation) was near the median for Mr. Best and between the 25th percentile and median for the other NEOs.

Tally Sheets

        To enhance the analytical data used by the Compensation Committee to evaluate the compensation of our CEO, President, and CFO and to provide the Compensation Committee with a consolidated source for viewing the aggregate value of all material elements of compensation for those executives, our Human Resources department provides the Compensation Committee and F. W. Cook with a tally sheet summary of all of the compensation and benefit arrangements for each of those executives, including severance arrangements and all benefits provided in connection with termination of employment. The tally sheets show the amount the executive would receive under various foreseeable circumstances (e.g., termination with or without cause; resignation; retirement or termination in connection with change in control).

        The Compensation Committee does not assign a specific weighting to the tally sheets in its overall decision-making process concerning compensation, but rather uses the information provided to gain additional perspective and as a reference.

Elements of Compensation

        The principal components of our executive compensation program and the purpose of each component are summarized in the following table. Our executive compensation program is comprised of the same components as the compensation program for other employees. The only material differences are the target pay levels and the proportion of each component in the total pay mix.

Compensation Element	Description	Purpose
Base Salary	based on individual experience and expertise, and targeted at 50th percentile of peer group	attract and retain qualified employees; and recognize skills, competencies, experience, and individual contributions
STIP	annual cash incentive opportunity dependent upon annual performance in key metrics	drive and incentivize superior annual performance
LTIP	equity-based compensation opportunity dependent upon our long-term performance with respect to total stockholder return	drive stockholder value creation; align management interests with stockholders; encourage retention; and reward long-term company performance
Employee Stock Purchase Plan	employees, including our executives, may purchase shares of our common stock at a 15% discount to the fair market value	facilitate share ownership among employees; and align employees' interests with those of stockholders
Qualified Retirement Plans	includes qualified defined benefit pension plan and 401(k) plan with company match	attract and retain employees; and support succession planning objectives by ensuring sufficiency of retirement replacement income
Supplemental Retirement Plan	provides benefits under qualified pension plan formula on earnings above the IRC limits for the qualified plan ($250,000 for 2012)	attract and retain executives; encourage retention; and support succession planning objectives by ensuring sufficiency of retirement replacement income
Benefits and Perquisites	medical, dental, life, wellness, and disability insurance	attract and retain highly qualified employees; and support the overall health and well-being of all employees

Target Competitive Positioning

        Our pay philosophy is for each executive's target compensation opportunity to approximate market medians in total compensation and across individual compensation elements. Actual pay and award value may be higher or lower than target, based on performance results and changes in our performance, including our share price. As noted above, based on our most recent competitive review, actual pay opportunities for several of our NEOs fell short of the desired median competitive position.

Total Direct Compensation Mix

        The charts below show the 2012 target total direct compensation mix for our Chief Executive Officer and other NEOs. As the charts illustrate, 86% and 75% of total target compensation for our Chief Executive Officer and other NEOs, respectively, is attributable to the performance-based STIP and LTIP, and thus is variable and tied to performance (i.e., "at risk").

CEO	Other NEOs

Base Salary

        Base salary is intended to provide a foundation of executive compensation that recognizes the level of responsibility and authority of each individual executive and compensates for the individual executive's day to day contributions to our success. Based on competitive market data, individual performance and potential, internal equity considerations, and input from the Chief Executive Officer (for executives other than himself), the Compensation Committee approved the following 2012 salaries on March 29, 2012, effective April 2, 2012, for the NEOs:

Name	2011 Salary	2012 Salary	% Change	2012 Salary % +/- 2011 Peer Group Median
Best	$580,000	$650,000	12.07%	(10)%
Ottoson	$385,000	$430,000	11.69%	(1)%
Pursell	$338,000	$360,000	6.51%	(4)%
Copeland	$310,000	$328,600	6.00%	(1)%
Vogel(1)	—	$310,000	—	(1)%

(1)
Mr. Vogel commenced his employment on March 12, 2012.

        The salary increases approved in 2012 were based on the Compensation Committee's decision that our executive officers' individual performances, corporate performance, industry inflation, and the competitive aspects of the oil and gas industry justified the increases with individual adjustments determined with reference to respective comparative industry data by position and our goal of target compensation approximating the median of our comparative peer group.

Short-Term Incentive Plan

        The STIP is designed to reward executives for their achievement of our annual business plan measured by certain performance objectives. These performance objectives are reviewed each year by management and the Compensation Committee, and after the approval of these objectives, are published as annual goals. At the discretion of the Compensation Committee, these goals may be adjusted from time to time during the year due to significant changes in our business; however, no adjustments were made during 2012. Payments under the STIP are in the form of annual cash bonuses under our Cash Bonus Plan, which was last approved by our stockholders in May 2008, and is being submitted to our stockholders for re-approval at the Annual Meeting.

        Each STIP participant is assigned a target bonus as a percentage of base salary, based on the pay level that the Compensation Committee deems to be competitive and appropriate assuming all of our performance goals are achieved at the "target" level. Actual bonuses may range from zero to two times the target level based on the Compensation Committee's assessment of our performance and that of each of our executive officers. Target bonuses for 2012 as percentages of base salary for the NEOs were the same as in 2011 and were as follows:

Name	2012 Target Bonus Level, % of base salary	Maximum % of base salary
Best	100%	200%
Ottoson	90%	180%
Pursell	80%	160%
Copeland	70%	140%
Vogel	70%	140%

        In order for the STIP bonus pool to be funded for executive officers, the 2012 STIP required that our 2012 cash flow, as described below, exceed a threshold level of $500 million. If our cash flow had not exceeded the threshold level, no STIP bonus would be paid regardless of the results of any other metric. Our actual cash flow was $1.03 billion, resulting in full initial funding of the STIP bonus pool for executive officers. The Compensation Committee then examined our performance under five quantitative and two qualitative metrics to determine actual bonus payments to executive officers by reducing (but not increasing) the amounts funded through achievement of the cash flow threshold. Using this construct, bonus payments to our executive officers under the STIP are intended to be "performance-based," as defined under Section 162(m), and therefore fully deductible for federal income tax purposes. The Compensation Committee evaluated our performance in the following five quantitative areas with respect to the annual cash bonus awards for our executive officers:

	Minimum	Target	Maximum	Actual	% of Target
Production Volume (BCFE)	186.5	219.4	252.4	218.9	100%
Proved Developed Reserve Additions (BCFE)(1)	355.0	417.7	480.4	436.3	104%
Finding and Development Costs ($ per MCFE)(2)	$3.96	$3.44	$2.92	$3.54	103%
Cash Flow ($ in millions)	$858.4	$1,073.3	$1,341.3	$1,031.9	96%
Net Income ($ in millions)	$120.0	$160.0	$200.0	$(54.2)	*

*
Not meaningful.

(1)
Adjusted for engineering revisions to proved developed reserves due to asset performance.

(2)
Based on proved developed reserve additions, as adjusted for engineering revisions due to asset performance (excluding land costs). As noted below, our actual finding and development cost missed our target by 3%.

        Production Volume—The production volume target represents the volume of oil, gas and NGLs estimated by our 2012 business plan to be produced and sold during 2012. This measure is important because proceeds from the sale of production generates essentially all of our revenue. In 2012, we met our corporate production volume target and three of our four regions exceeded their individual targets.

        Proved Developed Reserve Additions—The proved developed reserve additions target represents the proved developed reserves estimated to be added from projects funded by our capital program during 2012. This measure is important because proved developed reserves are the primary source of future production and cash flow for us and, as such, relate directly to the value of our company. In 2012, we generated 4% more proved developed reserve additions than our target amount.

        Finding and Development Costs—Finding and development costs are a measure of the efficiency of our capital program in adding value. The finding and development costs target represents the estimated cost of proved developed reserve additions on a dollar per million cubic feet equivalent ("MCFE") basis, as projected by our 2012 business plan. In 2012, our finding and development costs missed our target by 3%, largely as a result of higher than expected proved developed reserve additions being offset by higher than expected capital costs associated with our non-operated Eagle Ford Shale program, but yielded a 14% improvement over 2011.

        Cash Flow—Our cash flow target is calculated based on our GAAP net income, as adjusted for miscellaneous gains and losses; depreciation, depletion and amortization; impairment and abandonment expense; exploration expense; all taxes; change in NPP liability; stock compensation expense; interest expense and unrealized derivative gains/losses. This measure is important because our cash flow is the primary source of funding for our ongoing capital program and working capital needs, as well as a key factor in stockholder value creation. In 2012, our cash flow was less than our 2012 business plan target by less than 4%, due to a significant weakness in commodity prices, including approximately 20% lower than projected average realized natural gas prices and 32% lower than projected average realized NGL prices for the year ended December 31, 2012, which was partially offset by the results of our continued efforts to reduce costs.

        Net Income—The GAAP net income target represents the amount of GAAP net income initially expected to be generated based on achieving projected 2012 business plan results. This measure is important because the rate at which non-cash costs are incurred is related to investment efficiency over time, and non-recurring events can be materially positive or negative relative to expectations. In 2012, we suffered a net loss, primarily due to impairments of proved property resulting from the negative commodity price environment and performance related reserve revisions.

        Additionally, the Compensation Committee assessed our performance in the following qualitative areas:

  •
  environmental, health, and safety (EHS)

    Our EHS performance, based on statistical industry measurements, improved in many respects during 2012; however, we continued to experience some significant safety challenges in our operational activities where dramatic ramp-up in drilling and completion activity have strained the capabilities of our drilling and completion contractors. As a result, the Compensation Committee exercised its discretion with respect to this qualitative measure in 2012 and reduced the cash bonuses for our NEOs that it would have otherwise approved on the basis of the other quantitative and qualitative measures.

  •
  exploration success and inventory growth

    Our performance with respect to our qualitative metric for exploration success and inventory growth was positive, with substantial increases in acreage acquired, and greater number of exploration tests than expected. Accordingly, the Compensation Committee gave positive credit for this qualitative measure in 2012.

        The Compensation Committee determines amounts earned under the STIP not only by the extent to which management achieved the quantitative and qualitative performance goals, but also by evaluating how management achieved those goals. Each quantitative factor is not equally weighted and the Compensation Committee considers each quantitative and qualitative factor individually and collectively. Because quantitative goals must be determined at the beginning of the year, the Compensation Committee's exercise of judgment and discretion protects the STIP from having an illogical outcome if circumstances change during the year such that the formulaic goals no longer comport with "common sense."

        The Compensation Committee considered all of the above-mentioned factors and used its judgment and discretion to determine the following actual bonuses for the NEOs:

			Actual STIP
Name	Salary Paid in 2012	Target STIP (% of Base Salary)	% of Base Salary	Amount
Best	$631,154	100%	89%	$560,000
Ottoson	$417,885	90%	80%	$335,000
Pursell	$354,077	80%	71%	$250,000
Copeland	$323,592	70%	62%	$200,000
Vogel	$244,423	70%	64%	$155,697

Long-Term Incentive Plan

        The LTIP, which we implemented in its current form in 2008, is an equity compensation program that utilizes performance share units, or PSUs, and restricted stock units, or RSUs, to reward our executive officers and other key employees for long-term growth in our net asset value, as reflected in our absolute and relative cumulative total stockholder return, which includes the effects of dividends ("TSR"). Awards of PSUs and RSUs are issued pursuant to our Equity Plan.

        Under our LTIP, participants were each awarded RSUs and PSUs during the third quarter of 2012, for the performance measurement period beginning July 1, 2012, and ending June 30, 2015. The ratio of PSUs to RSUs in an LTIP participant's grant varies based upon each participant's position. Our NEOs receive 75% of their award in the form of PSUs, with the balance in the form of RSUs. RSUs are settled in shares of our common stock at the time of vesting, and PSUs are settled in shares of our common stock, depending on the extent to which we have satisfied the performance criteria, at the end of the three-year performance period. The actual number of shares of our common stock issued to settle PSUs at the end of the three-year performance period can range from 0% to 200% of the number of PSUs, depending on our absolute and relative TSR. TSR is measured on a compound annualized basis, and relative TSR is compared to the TSR of an equal weighted index of peer companies (the "TSR Peer Group"). The TSR Peer Group consists of companies from our comparative peer group, as recommended by F. W. Cook and selected by the Compensation Committee based upon the criteria discussed above, with any adjustments to that list of companies as deemed necessary or appropriate by the Compensation Committee in its discretion. As of July 1, 2012, for the 2012-2015 performance period, the constituents of the TSR Peer Group included:

Berry Petroleum Company	EXCO Resources, Incorporated
Bill Barrett Corporation	Forest Oil Corporation
Cabot Oil & Gas Corporation	Plains Exploration & Production Company
Cimarex Energy Company	Quicksilver Resources Inc.
Comstock Resources, Inc.	Range Resources Corporation
Concho Resources Inc.	Stone Energy Corporation
Continental Resources, Inc.	Ultra Petroleum Corp.
Denbury Resources Incorporated	Whiting Petroleum Corporation
Energen Resources Corporation

        At any time, during the three-year performance period, the Compensation Committee may elect to modify the TSR Peer Group if significant changes occur relating to any member of the TSR Peer Group, and in March 2013 it elected to exclude Berry Petroleum Company and Plains Exploration & Production Company due to their respective pending acquisitions by other energy companies not in the TSR Peer Group.

        The performance matrix for the 2012-2015 performance period is shown below:

2012 PAYOUT MATRIX

(Earned multiplier equals sum of Column A and Column B; subject to maximum multiplier of 2.0 and minimum multiplier of 0.0)

Column A		Column B
Absolute TSR		TSR vs. Peer Index
Ann. TSR	EARNED MULTIPLIER	% Point Deviation From Peers	MULTIPLIER MODIFIER
0%	—	-10%	(0.80)
1%	0.050	-8%	(0.60)
2%	0.100	-6%	(0.40)
3%	0.150	-4%	(0.20)
4%	0.200	-2%	—
5%	0.275	0% (Index TSR)	0.20
6%	0.350	+2%	0.40
7%	0.425	+4%	0.60
8%	0.500	+6%	0.80
9%	0.575	+8%	1.00
10%	0.650
11%	0.725
12%	0.800
13%	0.875
14%	0.950
15%	1.025
16%	1.100
17%	1.200
18%	1.300
19%	1.400
20%	1.500
21%	1.600
22%	1.700
23%	1.800
24%	1.900
25%	2.000

        As an example, if an NEO had a target number of 16,000 share units, 4,000 would be RSUs and 12,000 would be PSUs. Assuming we still employed the NEO at the end of the three-year performance period, if our absolute TSR was 15% compounded annually, but our relative TSR underperformed against the TSR Peer Group by four percentage points, the result would be a total multiplier of 0.825 (1.025 - 0.20). The multiplier would then be applied to the 12,000 PSUs previously awarded, resulting in the issuance of 9,900 shares of our common stock to the executive officer at the end of the three-year period in settlement of the PSUs (i.e., 12,000 × 0.825). In addition, during the three-year performance period, we would issue 4,000 shares of our common stock in settlement of the RSUs as vested in accordance with the pre-determined vesting schedule, provided that the executive was still employed by us on each vesting date.

        The PSUs and RSUs awarded and individual allocations to our NEOs were approved by the Compensation Committee during the second quarter of 2012. A total of 157,180 PSUs and RSUs were granted to our NEOs during 2012. In its determination of the total pool value for 2012, the Compensation Committee considered various factors, including historical fair value transfer (or the percentage of market capitalization transferred to employees annually in the form of stock based awards and other forms of ownership in our company, "FVT") under our long term incentive compensation system compared to our peer group companies, input from F. W. Cook on expected trends in FVT for the subject period, and shares available under our Equity Plan. The 2012 PSUs and RSUs have a three-year vesting schedule, with one-third vesting on the first three anniversaries of the award date. We settle the RSUs with shares of our common stock as they vest. If an NEO is terminated, voluntarily or involuntarily, prior to the third anniversary of the award date, he/she will retain all shares of common stock previously issued by us to settle the RSUs as they vest, but will forfeit all unvested RSUs. No settlement of vested PSUs occurs until the three-year performance period is concluded. However, if an NEO is terminated, voluntarily or involuntarily, he/she retains vested PSUs, which would be settled at the end of the three-year performance period. All PSUs granted are also subject to a cap in value per unit calculated based on an absolute TSR of 50% for each year and an assumed multiplier of 2.0.

Special Equity Grants

        Special grants of equity are made outside of our annual LTIP process for executives and other employees as part of compensation packages designed to recruit or retain such persons. In 2012, special grants were made to two NEOs. Mr. Vogel received a special grant of 2,542 RSUs on March 14, 2012, ($200,005 in grant value) as a part of the compensation package designed to recruit him, and Mr. Ottoson received a special grant of 10,000 RSUs on October 3, 2012, ($550,200 in grant value), in recognition of his promotion to President of the Company.

Net Profits Interest Bonus Plan

        Prior to 2008, our long-term incentive program for executives and key employees consisted of the NPP and an RSU program. The NPP was designed to reward the contributions made by our executives and other key employees to our long-term financial success. Under the NPP, participants shared in the net profits derived from our investment in all oil and gas activity from a specific pool of properties in a given year after we recovered the capital costs associated with that pool.

        Once vested, the participant receives a share of the distributable proceeds, in the form of annual cash payments, regardless of employment with us. The complex nature of the NPP and the delay and uncertainty in realization of compensation value until pool payout was reached made the NPP less attractive to newly recruited and highly marketable executives and employees. Accordingly, we discontinued the NPP in 2007 on a prospective basis, and the 2007 pool was the last NPP pool created. We will continue to make payments under the NPP for pool years established prior to 2008 for as long as a subject pool remains in payout status.

        Certain of our executives participate in NPP pools that contribute significantly to their yearly realized compensation; however, due to attrition, not all executives participate in NPP pools, and certain executives that do participate have not received compensation because the NPP pools in which they participate have not reached payout status. Each of Mr. Best and Mr. Ottoson participate in two NPP pools and currently receive no compensation from these pools because they have not reached payout status.

Retirement Programs—Pension and 401(k) Plans

        Our executives are eligible to participate in our qualified, non-contributory defined benefit pension plan (the "Qualified Pension Plan") and a 401(k) plan on the same basis as all of our employees. The SERP is intended to restore the benefits that would otherwise accrue to certain executive-level employees in the absence of IRC limits on the Qualified Pension Plan. The SERP is an unfunded non-qualified plan. We provide these plans to remain competitive in the hiring and retention of qualified personnel, and to support our succession planning objectives with a goal of providing retirement replacement income.

        The Qualified Pension Plan in combination with the SERP for certain executive-level employees provide a benefit after 25 years of credited service to us equal to 35% of final average compensation. Final compensation is the average of the highest three consecutive years of the ten years preceding termination of employment. For each NEO, the level of compensation used to determine benefits payable under the Qualified Pension Plan and the SERP is that executive's average base salary, excluding bonuses.

        Our 401(k) plan is a defined contribution plan also intended to be qualified under the IRC and subject to the Employee Retirement Income Security Act of 1974. The 401(k) plan allows eligible employees to contribute up to 60% of their income on a pretax basis through contributions to the 401(k) plan, subject to annual limits to amounts determined by IRC regulations ($17,000 for 2012). We match each employee's contributions in cash on a dollar for dollar basis, up to 6% of the employee's pretax income. Company contributions vest over an employee's first five years of employment.

Benefits and Perquisites

        The NEOs and all other executives are eligible to participate in our various competitive medical and dental programs on the same basis as all other employees. These plans are intended to provide benefits that support the wellbeing and overall health of executives and employees. Our NEOs are also provided, at no cost, consistent with all employees, group term life insurance up to 2.5 times their respective base salaries up to $1,500,000. We also provide financial planning services to our executives, including the NEOs, upon their election.

Employee Stock Purchase Plan

        The purpose of our Employee Stock Purchase Plan ("ESPP") is to provide an opportunity for eligible employees, including our NEOs, to purchase shares of our common stock at a discount to the market price. The plan cycle consists of two periods each year, with plan periods for the six months ending June 30 and December 31 of each year. The ESPP allows employees to purchase our common stock through payroll deductions of up to 15% of their base compensation. The purchase price of the stock is the lower of 85% of the fair market value of the stock at the beginning or ending of the period. The maximum amount an employee can purchase through the plan is $25,000 per year, pursuant to IRC restrictions.

Other Executive Compensation Matters

  Employment Agreements

        Mr. Best is the only executive that has a written employment agreement. Mr. Best's employment agreement became effective May 1, 2006, and continues in effect until either party gives 30-days' prior written notice. Mr. Best has earned and been awarded all cash and equity compensation due him under such agreement, other than any compensation that he may receive in certain termination scenarios, as discussed below.

        Our employment agreement with Mr. Best provides severance benefits under certain termination scenarios. See "Potential Payments upon Termination or Change of Control." The energy industry's history of executive employment terminations during cyclical downturns or strategic shifts in the industry or by particular companies contributed to a widespread, heightened concern for long-term job stability by executives. In response to this concern, arrangements that provide compensation assurances in the event of an executive's termination without cause, death, or incapacity are common practice, especially when recruiting executives to join a new company, a practice supported by F. W. Cook. The post-termination payment provisions in our employment agreement with Mr. Best were an important factor in our ability to recruit Mr. Best to join us as President and Chief Operating Officer in 2006. We believe that the two-year period for post-employment compensation and insurance protection is appropriate to allow Mr. Best adequate time to obtain comparable employment in the event of a termination, and is reasonable in view of the terms offered by other companies in our industry who compete with us for executive talent.

        The employment of all other executives remains "at will," subject to and in accordance with the terms and conditions of written offers of employment.

  Change of Control Severance Benefits

        Change of control severance protection is provided to executives at the level of vice president and above, including each of our NEOs, and certain other key employees, through change of control executive severance agreements. See "Potential Payments upon Termination or Change of Control—Change of Control Arrangements" for more information about these agreements and potential payments in the event of a termination of employment following a change in control. No excise tax "gross up" payments are provided.

Clawback Policy

        While our Board has elected not to adopt a formal clawback policy due to the uncertainties that exist in the absence of the expected SEC rulemaking, our proposed amendments to our Equity Plan include provisions permitting the clawback of awards as necessary to comply with the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010 or other applicable law. We believe that our compensation structure, together with our strong culture of business integrity and systems of internal control, make it unlikely that incentive compensation would be paid to any of our executive officers on the basis of overstated results.

Stock Ownership Guidelines

        To further align senior management's interests with the interests of our stockholders with respect to long-term growth of stockholder value, the Compensation Committee has established and the Board has approved equity ownership guidelines for executives as follows:

Chief Executive Officer	5 times annual base salary
Chief Operating Officer and Chief Financial Officer	3 times annual base salary
Senior Vice Presidents and Vice Presidents	1 times annual base salary

        Equity holdings include the value of vested and unvested RSUs for purposes of these calculations. Until an executive achieves the required ownership level, except for net settlements of equity awards for purposes of paying tax withholding obligations, an executive may not sell equity awarded to such executive, unless approved by the Compensation Committee for the Chief Executive Officer, Chief Operating Officer, or Chief Financial Officer, and by the Chief Executive Officer for all other officers.

Timing of Equity Grants

        Equity grants awarded as part of the LTIP and pursuant to our Equity Plan are made during the third quarter of each year. The Compensation Committee generally approves these grants at its June meeting. The Compensation Committee or the Board has in the past, and may in the future, make limited grants of equity on other dates for newly hired or other executives and other employees as part of compensation packages designed to recruit, retain or reward such persons.

Securities Trading Policy

        We maintain a Securities Trading Policy, the overall goal of which is to inform our officers, employees and directors of the risks of trading in public company securities at a time when they may be in possession of material, non-public information. In addition, our policy provides mechanisms to specifically address trading by officers, certain other employees and directors during prescribed periods of time when the risk of being in possession of material, non-public information is perceived to be highest, and generally prohibits our officers, certain other employees and directors from trading in any of our securities without obtaining pre-clearance. Our policy also prohibits officers, employees and directors from (a) entering into transactions that "hedge" the value of our stock, (b) holding our securities in margin accounts, (c) pledging our securities to secure indebtedness, and (d) buying or selling options or derivatives with respect to our securities.

Compensation Committee Report

        The Compensation Committee of SM Energy Company has reviewed and discussed the disclosures contained under "Compensation Discussion and Analysis" with management and its compensation consultant and, based on such review and discussions, the Committee recommended to the Board of Directors that the disclosures set forth under the heading "Compensation Discussion and Analysis" be included in this Proxy Statement and incorporated by reference into SM Energy Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

        Respectfully submitted by the Compensation Committee of the Board of Directors,

  Barbara M. Baumann, Chair
  Stephen R. Brand
  John M. Seidl

Executive Compensation Tables

Summary Compensation Table for 2010, 2011, and 2012

        This Summary Compensation table sets forth the annual and long term compensation received during each of the last three years by our NEOs. In addition to salaries paid, the table reflects RSUs granted in 2010, 2011, and 2012 to our NEOs. The table also reflects PSUs granted to our NEOs in 2010, 2011, and 2012. Eligible employees participate in our STIP and LTIP as described more fully in the "Compensation Discussion and Analysis" and disclosed in the Summary Compensation Table below. Mr. Best is our only NEO with whom we have an employment agreement, as described above under "Other Executive Compensation Matters."

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation(3)	Change In Pension Value and Non- Qualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
Anthony J. Best	2012	$631,154	$—	$3,499,983	$—	$560,000	$144,834	$49,445	$4,885,416
Chief Executive Officer	2011	$571,923	$—	$3,699,746	$—	$921,281	$122,446	$28,330	$5,343,726
(principal executive officer)	2010	$540,039	$—	$2,398,049	$—	$918,066	$106,079	$26,284	$3,988,517
Javan D. Ottoson	2012	$417,885	$—	$2,150,211	$—	$335,000	$75,455	$50,055	$3,028,606
President and Chief Operating	2011	$379,885	$—	$1,479,922	$—	$545,514	$57,672	$40,373	$2,503,366
Officer	2010	$360,346	$—	$1,291,292	$—	$583,761	$45,209	$40,939	$2,321,547
A. Wade Pursell	2012	$354,077	$—	$1,299,999	$—	$250,000	$44,233	$31,720	$1,980,029
Executive Vice President and	2011	$334,500	$—	$1,189,066	$—	$434,830	$29,876	$34,845	$2,023,117
Chief Financial Officer	2010	$319,885	$—	$1,060,706	$—	$447,838	$21,780	$90,504	$1,940,713
(principal financial officer)
David W. Copeland	2012	$323,592	$—	$550,021	$—	$200,000	$69,844	$67,818	$1,211,275
Executive Vice President,	2011	$304,039	$—	$875,745	$—	$345,887	$—	$47,984	$1,573,655
General Counsel and
Corporate Secretary
Herbert S. Vogel	2012	$244,423	$250,000	$660,011	$—	$155,697	$—	$160,661	$1,470,792
Senior Vice President—
Portfolio Development and
Technical Services

(1)
Mr. Vogel received a $250,000 signing bonus as part of his hiring in 2012. The bonus was paid in two equal increments during 2012.

(2)
The amounts in this column represent the aggregate grant date fair values of PSU and RSU awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation—Stock Compensation" ("FASB ASC Topic 718"), excluding the effect of estimated forfeitures related to service-based vesting conditions. These grant date fair values have been determined based on the assumptions and methodologies discussed in Note 7 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012. PSU awards are subject to market-based performance conditions relating to our total stockholder return and relative stockholder return compared to a peer company index over a three-year performance period. The grant date fair values of PSU awards reflected in this column are based on the estimate as of the grant date of the probable outcome of these performance conditions, and those grant date fair values for Mr. Best, Mr. Ottoson, Mr. Pursell, Mr. Copeland, and Mr. Vogel respectively are $2,624,990, $1,200,010, $974,989, $412,513, and $344,991. If instead we assume that the highest level of performance conditions will be achieved, the grant date fair values of those awards as computed in accordance with FASB ASC Topic 718 for Mr. Best, Mr. Ottoson, Mr. Pursell, Mr. Copeland, and Mr. Vogel respectively are $4,960,110, $2,267,507, $1,842,313, $779,474, and $651,886.

(3)
The amounts in the column represent the bonuses paid in 2013, 2012, and 2011 but earned during 2012, 2011 and 2010 performance periods, respectively, under the STIP.

(4)
The amounts shown in this column are attributable to the increase, if any, in the actuarial value of each NEO's combined benefits under our qualified and non-qualified benefit plans determined using interest rate and mortality assumptions consistent with those used in our financial statements. No NEO received preferential or above market earnings on deferred compensation.

(5)
Amounts consist of our contribution to the 401(k) Profit Sharing Plan, holiday bonus, life insurance premiums, financial consulting services, disability insurance premiums and any accrued vacation time due the employee at the time of termination. In 2012, relocation benefits of $31,712, and $130,737 were paid to Mr. Copeland and Mr. Vogel respectively.

Grants of Plan-Based Awards in 2012

        Pursuant to our STIP, and in accordance with our Cash Bonus Plan, the Compensation Committee established the qualitative metrics for our 2012 STIP on February 21, 2012. As discussed above, we made the bonus payments associated with the 2012 STIP in 2013. In addition, pursuant to our LTIP, and in accordance with our Equity Plan, we granted PSUs and RSUs to our NEOs on July 1, 2012. The Compensation Committee approved these grants on June 25, 2012. Mr. Vogel received a special grant on March 14, 2012, upon joining the Company, and Mr. Ottoson received a special grant on October 3, 2012, when he was promoted to President of the Company. The Compensation Committee approved the grant to Mr. Vogel on March 12, 2012, and the Board approved the grant to Mr. Ottoson on September 28, 2012. These grants are summarized in the table below.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards					All Other Stock Awards: Number of Shares of Stock or Units(5)
				Estimated Future Payouts Under Equity Incentive Plan Awards				Grant Date Fair Value of Stock and Option Awards(6)
	Grant Date
Name		Target(1)	Maximum(2)	Threshold	Target(3)	Maximum(4)
Anthony J. Best	2/21/12	$631,154	$1,262,308	—	—	—	—	—
	7/1/12	—	—	—	—	—	17,817	$874,993
	7/1/12	—	—	—	50,500	101,000	—	$2,624,990
Javan D. Ottoson	2/21/12	$376,097	$752,193	—	—	—	—	—
	7/1/12	—	—	—	—	—	8,145	$400,001
	7/1/12	—	—	—	23,086	46,172	—	$1,200,010
	10/3/12	—	—	—	—	—	10,000	$550,200
A. Wade Pursell	2/21/12	$283,262	$566,523	—	—	—	—	—
	7/1/12	—	—	—	—	—	6,618	$325,010
	7/1/12	—	—	—	18,757	37,514	—	$974,989
David W. Copeland	2/21/12	$226,514	$453,029	—	—	—	—	—
	7/1/12	—	—	—	—	—	2,800	$137,508
	7/1/12	—	—	—	7,936	15,872	—	$412,513
Herbert S. Vogel	3/12/12	$171,096	$342,192	—	—	—	—	—
	3/14/12	—	—	—	—	—	2,542	$200,005
	7/1/12	—	—	—	—	—	2,342	$115,016
	7/1/12	—	—	—	6,637	13,274	—	$344,991

(1)
This amount represents the salary amount actually paid to each of our NEOs in 2012, multiplied by the applicable STIP target percentage.

(2)
This amount represents the salary amount actually paid to each of our NEOs in 2012, multiplied by the applicable STIP maximum percentage.

(3)
This amount represents the number of shares of common stock to be issued upon settlement of PSUs granted under our Equity Plan, assuming the target number of one share of common stock per PSU granted. PSUs represent the right to receive, upon settlement of the PSUs after the completion of a three-year performance period ending June 30, 2015, a number of shares of our common stock that may be from zero to two times the number of PSUs granted on the award date, depending on the extent to which our performance criteria have been achieved and the extent to which the PSUs have vested. The performance criteria for the PSUs are based on a combination of our TSR for the performance periods and the relative measure of our TSR compared with the cumulative TSR of an index comprised of certain peer companies for the performance period. The PSUs will vest one-third on July 1, 2013, one-third on July 1, 2014, and one-third on July 1, 2015, and are subject to transfer restrictions until the PSUs are settled at the end of the three-year performance period.

(4)
This amount represents the number of shares of common stock to be issued upon settlement of PSUs granted under our Equity Plan, assuming the maximum multiplier of two shares of common stock per PSU granted.

(5)
This amount represents RSUs granted under our Equity Plan. The RSUs vest one-third on July 1, 2013, one-third on July 1, 2014, and one-third on July 1, 2015, with the exception of the March 14, 2012 special grant to Mr. Vogel, which vests one-third on July 1, 2012, one-third on July 1, 2013, and one-third on July 1, 2014, and the October 3, 2012 special grant to Mr. Ottoson, which vests 100% on October 3, 2015. Prior to vesting, the RSUs are subject to transfer restrictions and may be forfeited to us upon termination of employment. The RSUs are not eligible for dividends and are not credited with dividend equivalents. Holders of RSUs have no rights as stockholders of common stock until such time as the RSUs are settled for shares of common stock on the settlement date.

(6)
The grant date fair value of a PSU is calculated using a Geometric Brownian Motion Model, and the aggregate grant date fair value represented in this column for PSUs is calculated based upon the number of PSUs granted.

Outstanding Equity Awards at 2012 Fiscal Year-End

        The following table shows outstanding equity awards for our NEOs as of December 31, 2012:

	Option Awards					Stock Awards
									Equity Incentive Plan Awards:		Equity Incentive Plan Awards:
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock that Have Not Vested(1)	Number of Unearned Shares, Units or Other Rights That Have Not Vested		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)
Anthony J. Best	—	—	—	$—	—	6,824	(2)	$356,281	—		$—
	—	—	—	$—	—	—		$—	36,646	(3)	$1,913,288
	—	—	—	$—	—	8,805	(4)	$459,709	—		$—
	—	—	—	$—	—	—		$—	30,774	(5)	$1,606,711
	—	—	—	$—	—	17,817	(6)	$930,226	—		$—
	—	—	—	$—	—	—		$—	50,500	(7)	$2,636,605
Javan D. Ottoson	—	—	—	$—	—	3,674	(2)	$191,820	—		$—
	—	—	—	$—	—	—		$—	19,733	(3)	$1,030,260
	—	—	—	$—	—	3,521	(4)	$183,831	—		$—
	—	—	—	$—	—	—		$—	12,310	(5)	$642,705
	—	—	—	$—	—	8,145	(6)	$425,250	—		$—
	—	—	—	$—	—	—		$—	23,086	(7)	$1,205,320
	—	—	—	$—	—	10,000	(8)	$522,100	—		$—
A. Wade Pursell	—	—	—	$—	—	3,018	(2)	$157,570	—		$—
	—	—	—	$—	—	—		$—	16,209	(3)	$846,272
	—	—	—	$—	—	2,828	(4)	$147,650	—		$—
	—	—	—	$—	—	—		$—	9,891	(5)	$516,409
	—	—	—	$—	—	6,618	(6)	$345,526	—		$—
	—	—	—	$—	—	—		$—	18,757	(7)	$979,303
David W. Copeland	—	—	—	$—	—	3,878	(2)	$202,470	—		$—
	—	—	—	$—	—	1,131	(4)	$59,050	—		$—
	—	—	—	$—	—	—		$—	3,957	(5)	$206,595
	—	—	—	$—	—	2,800	(6)	$146,188	—		$—
	—	—	—	$—	—	—		$—	7,936	(7)	$414,339
Herbert S. Vogel	—	—	—	$—	—	1,694	(4)	$88,444	—		$—
	—	—	—	$—	—	2,342	(6)	$122,276	—		$—
	—	—	—	$—	—	—		$—	6,637	(7)	$346,518

(1)
The market value of RSUs and PSUs that have not vested is calculated using the closing price of $52.21 of our common stock on December 31, 2012. The market value of PSUs is calculated based upon a target of one share of our common stock per PSU.

(2)
These RSUs vest 1/7th on July 1, 2011, 2/7ths on July 1, 2012, and 4/7ths on July 1, 2013.

(3)
These PSUs vest 1/7th on July 1, 2011, 2/7ths on July 1, 2012, and 4/7ths on July 1, 2013. The PSUs are subject to a three-year performance period ending June 30, 2013. The award is reported at target of one share of our common stock per PSU. Because these PSUs are not settled until the end of the applicable three-year performance period, these PSUs include the number of PSUs that have yet to be settled rather than the number of unvested PSUs.

(4)
These RSUs vest 1/7th on July 1, 2012, 2/7ths on July 1, 2013, and 4/7ths on July 1, 2014.

(5)
These PSUs vest 1/7th on July 1, 2012, 2/7ths on July 1, 2013, and 4/7ths on July 1, 2014. The PSUs are subject to a three-year performance period ending June 30, 2014. The award is reported at target of one share of our common stock per PSU. Because these PSUs are not settled until the end of the applicable three-year performance period, the PSUs shown in the table above include both vested and unvested PSUs.

(6)
These RSUs vest 1/3rd on July 1, 2013, 1/3rd on July 1, 2014, and 1/3rd on July 1, 2015.

(7)
These PSUs vest 1/3rd on July 1, 2013, 1/3rd on July 1, 2014, and 1/3rd on July 1, 2015. The PSUs are subject to a three-year performance period ending June 30, 2015. The award is reported at target of one share of our common stock per PSU. Because these PSUs are not settled until the end of the applicable three-year performance period, these PSUs include the number of PSUs that have yet to be settled rather than the number of unvested PSUs.

(8)
These RSUs have a three-year cliff vesting period that ends on October 3, 2015. These RSUs were granted in conjunction with Mr. Ottoson's promotion to President.

2012 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
Anthony J. Best	—	$—	119,879	$5,674,230
Javan D. Ottoson	—	$—	76,354	$3,613,509
A. Wade Pursell	—	$—	64,411	$3,048,247
David W. Copeland	—	$—	2,130	$102,474
Herbert S. Vogel	—	$—	848	$40,797

(1)
This column represents the number of shares of common stock issued upon the vesting and settlement of RSUs and PSUs during 2012. As discussed above, each RSU represents a right to receive one share of our common stock upon settlement pursuant to the terms of the award agreement, and each PSU represents the right to receive, upon settlement of the PSU after the completion of a three-year performance period, a number of shares of our common stock that ranges from zero to two times, depending on the extent to which we have achieved our performance goals. This table does not include any vested, outstanding PSUs, because all outstanding PSUs are subject to the applicable three-year performance period, and thus have not been settled.

(2)
The value realized on vesting and settlement of the RSUs and PSUs is computed by multiplying the number of shares of common stock issued upon the vesting and settlement of RSUs or settlement of PSUs by the per share closing market price of the underlying shares on the vesting and/or settlement date, or, if the vesting and/or settlement date was not a normal market trading date, then on the last normal market trading date which preceded the vesting/settlement date. The per share closing market prices utilized for this computation were $48.11 on July 2, 2012, for the vesting and settlement of the first vesting tranche of the 2011 RSU awards and the vesting and settlement of the second vesting tranche of the 2010 RSU awards; $47.30 on the vesting and settlement date of August 1, 2012, for the third vesting tranche of the August 1, 2009 RSU awards; and $47.30 on the vesting and settlement date of August 1, 2012, for the for the full settlement of the August 1, 2009 PSU awards, which were earned at 200% of target.

Pension Benefits

        Our Qualified Pension Plan is a qualified, noncontributory defined benefit plan, which is available to substantially all employees who meet age and service requirements. In addition, we sponsor the SERP to provide an equivalent benefit on earnings above the qualified plans IRC limits (the 2012 limit was $250,000 in annual base salary income for certain executive officers with a title of at least Vice President).

        The following table represents the value of the NEOs' pension benefits as of December 31, 2012:

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payment During Last Fiscal Year
Anthony J. Best	Qualified Pension Plan	7	$250,455	$—
	Non-Qualified SERP Pension Plan	7	$340,482	$—
Javan D. Ottoson	Qualified Pension Plan	6	$154,811	$—
	Non-Qualified SERP Pension Plan	6	$88,901	$—
A. Wade Pursell	Qualified Pension Plan	4	$80,353	$—
	Non-Qualified SERP Pension Plan	4	$29,931	$—
David W. Copeland	Qualified Pension Plan	2	$54,923	$—
	Non-Qualified SERP Pension Plan	2	$14,921	$—
Herbert S. Vogel(1)	Qualified Pension Plan	—	$0	$—
	Non-Qualified SERP Pension Plan	—	$0	$—

(1)
As of December 31, 2012, Mr. Vogel was not a plan participant because he began his employment on March 12, 2012.

Nonqualified Deferred Compensation

        Although the NPP may be considered a non-qualified deferred compensation plan because amounts are paid under the NPP from net profits, if any, from oil and gas activity from designated pools of properties in years after the participants have earned such net profits interests, the NPP is not a plan whereby specific determinable compensation amounts or balances are deferred. The NPP is described in the "Compensation Discussion and Analysis" herein, and NPP compensation amounts are reflected in the Summary Compensation Table above (no NPP compensation was paid to any NEO in 2012).

        Our SERP is a nonqualified deferred compensation plan. The SERP is a non-contributory plan, and additional information about the SERP, including the present value of the accumulated benefits under the SERP for each NEO, is set forth in the "Retirement Plans—Pension Benefits" section below. In addition, annual increases in the actuarial value of benefits under the SERP are included in the Change In Pension Value and Non-Qualified Deferred Compensation Earnings column of the Summary Compensation Table above.

Potential Payments Upon Termination or Change of Control

Employment Agreements and Termination of Employment

        We entered into an employment agreement with Mr. Best dated May 1, 2006, and he has earned and been awarded all cash and equity compensation due him under such agreement, other than any compensation that he may receive in certain termination scenarios, as discussed below.

        Mr. Best participates in the fringe benefits and other benefit plans and practices of ours in the same manner and to the same comparable extent as our other senior executives.

        Our employment agreement with Mr. Best provides that in the event that we terminate Mr. Best's employment for any reason other than (a) the death or incapacity of Mr. Best or (b) his gross negligence, gross incompetence, fraud, or dishonesty, as determined by the Board, we must continue Mr. Best's base salary at its rate at the time of such termination for a period of two years thereafter, together with a continuation for two years of the insurance benefits in effect for him at the time of such termination.

        Based on Mr. Best's annual salary and level of insurance benefits in effect as of December 31, 2012, the total amount of cash payments that would have been made to Mr. Best for a period of two years after a termination on December 31, 2012, would have been $1,300,000, and the estimated value of insurance benefits to be paid over such period would have been approximately $43,793.

        Our employment agreement with Mr. Best also provides that in the event that Mr. Best's employment is terminated under circumstances such that the terms of our change of control executive severance agreement for Mr. Best would apply, and to the extent that severance pay or benefits, each considered separately, to be received by Mr. Best pursuant to the terms of the change of control executive severance agreement would exceed the severance pay or benefits, each considered separately, pursuant to the terms of Mr. Best's employment agreement, Mr. Best shall receive such excess severance pay or benefits under the change of control executive severance agreement pursuant to the terms thereof. Our change of control executive severance agreements are discussed below.

Change of Control Arrangements

        Change of control severance protection is provided to executives at the level of Vice President and above, including each of our NEOs, and to certain other key employees, through change of control executive severance agreements. These agreements have a "double trigger" mechanism, which requires first that a qualifying change of control event has occurred, and second that the executive has been terminated or that certain other conditions are met, as summarized below, before severance benefits will be provided. Executive officers are entitled to receive severance payments in the event that their employment is terminated within two and one-half years after a change of control of our company (a) without "cause" by our company or (b) for "good reason" by the officer, each as defined in the agreements. The term "good reason" incorporates the concept of a change in the executive's status, authority, position, offices, titles, duties, or responsibilities that are reasonably viewed as a diminution of duties at any time within the 90 days preceding a change of control event or within two and one-half years thereafter. The term "good reason" also contemplates a reduction in the executive's base salary and benefits over this same time frame, or the requirement that an executive relocate his base of employment outside a 25 mile radius from the executive's location at that time. Severance payments equal to a maximum of two and one-half times annual base salary, depending on the length of time of employment after the change of control, provided that in no event would the severance payments equal less than one times annual base salary. In addition, all insurance and benefits will be provided for a period of one year after termination. In the event the executive is subject to golden parachute excise taxes under Section 4999 of the IRC, severance benefits may be reduced to avoid excise taxes, if doing so would increase the net after tax benefits to the executive. No excise tax "gross-up" payments are provided.

        A change of control is defined to include (a) an acquisition of more than 50% of the common stock or assets of our company in a reorganization, merger, or consolidation of our company, or (b) a change in more than 50% of the composition of the Board, other than as a result of the election of new members of the Board by a vote of the incumbent members of the Board or by our stockholders pursuant to the recommendation of the incumbent members of the Board.

        Particularly in view of the propensity for mergers, acquisitions, and consolidations in our industry, we believe that these change of control executive severance agreements promote stability and continuity among our executives, allowing them to remain neutral in the face of a transaction that would benefit stockholders, but would result in their involuntary termination. Such agreements are customary for executives in our industry and are offered by companies who compete with us for executive talent. The double trigger feature provides a sufficient level of protection for the executive as well as a retention incentive benefiting our company and stockholders without creating an unreasonable impediment to a potential acquirer of our company. The maximum two and one-half times base salary post-change of control severance benefit, and the minimum one times base salary benefit and insurance coverage period under these agreements for our executives, are comparable to payment levels and periods offered under similar arrangements by other companies in our industry, and are designed to facilitate reasonable compensation and insurance and benefits protection during a reasonable period of time to allow the executive to obtain comparable employment.

        Based on the respective annual base salaries and benefit levels of the NEOs as of December 31, 2012, under the change of control executive severance agreements, the total maximum severance payments for two and one-half years, the total minimum severance payments for one year, and the estimated value of continued benefits for one year after severance for each of the NEOs who were employed by us as of December 31, 2012, would be as follows:

Name	Maximum Severance Payments	Minimum Severance Payments	Estimated Value of Benefits for One Year(1)
Anthony J. Best(2)	$1,625,000	$1,300,000	$21,896
Javan D. Ottoson	$1,075,000	$430,000	$21,534
A. Wade Pursell	$900,000	$360,000	$20,756
David W. Copeland	$821,500	$328,600	$20,756
Herbert S. Vogel	$775,000	$310,000	$20,477

(1)
The change of control executive severance agreements provide that the benefits shall be limited to the extent that the executive obtains any such benefits pursuant to a subsequent employer's benefit plans. The maximum period for receipt of benefits under the change of control executive severance agreements is one year for all NEOs with the exception of Mr. Best as described in footnote 2.

(2)
The employment agreement between our company and Mr. Best provides that in the event of a change of control of our company and a termination of Mr. Best's employment, we must pay minimum severance payments and insurance benefits to Mr. Best at the rate at the time of such termination for a period of two years thereafter, and, to the extent that severance pay or benefits to be received by Mr. Best under the terms of the change in control executive severance agreement between our company and Mr. Best would exceed the severance pay or benefits under his employment agreement, Mr. Best shall receive the excess severance pay and benefits under such change of control executive severance agreement.

        Under our change of control executive severance agreements with our executives, the severance payments are to be made in such base salary installment amounts and pursuant to such base salary installment payment schedule as were in effect immediately prior to the change of control, and our company or its successor is obligated to make such payments. We also have change in control arrangements with a majority of our non-executive employees.

Equity Compensation Plans

        Under the ESPP, shares of our common stock and under our Equity Plan, options, restricted stock, RSUs, PSUs, stock appreciation rights, and stock-based awards are authorized for grant or issuance as compensation to eligible employees, consultants and members of the Board. Our stockholders have approved each of these plans. The following table is a summary of the shares of common stock authorized for issuance under our existing equity compensation plans as of December 31, 2012:

	(a)		(c)
	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category		Weighted-average exercise price of outstanding options, warrants, and rights
Equity compensation plans approved by security holders:
Equity Incentive Compensation Plan
Stock options and incentive stock options(1)	267,846	$14.95
Restricted stock(1)(3)	496,244	N/A
Performance share units(1)(3)(4)	899,604	N/A

Total for Equity Incentive Compensation Plan	1,663,694	$14.95	1,366,465

Employee Stock Purchase Plan(2)	—	—	1,307,484
Equity compensation plans not approved by security holders	—	—	—
Total for all plans	1,663,694	$14.95	2,673,949

(1)
In May 2006, our stockholders approved our Equity Plan to authorize the issuance of restricted stock, restricted stock units, non-qualified stock options, incentive stock options, stock appreciation rights, performance shares, performance units, and stock-based awards to key employees, consultants, and members of the Board of Directors of SM Energy or any affiliate of SM Energy. Our Equity Plan serves as the successor to the St. Mary Land & Exploration Company Stock Option Plan, the St. Mary Land & Exploration Company Incentive Stock Option Plan, the SM Energy Company Restricted Stock Plan, and the SM Energy Company Non-Employee Director Stock Compensation Plan (collectively referred to as our "Predecessor Plans"). All grants of equity are now made under our Equity Plan, and no further grants will be made under our Predecessor Plans. Each outstanding award under a Predecessor Plan immediately prior to the effective date of our Equity Plan continues to be governed solely by the terms and conditions of the instruments evidencing such grants or issuances. Our Board of Directors approved amendments to our Equity Plan in 2009 and 2010 and each amended plan was approved by our stockholders at the respective annual stockholders' meetings. The awards granted in 2012, 2011, and 2010 under our Equity Plan were 724,671, 386,802, and 540,774, respectively.

(2)
Under the SM Energy Company ESPP, eligible employees may purchase shares of our common stock through payroll deductions of up to 15 percent of their eligible compensation. The purchase price of the stock is the lower of 85 percent of the fair market value of the stock on the first or last day of the six-month offering period, and shares issued under the ESPP as of December 31, 2012, have no minimum restriction period. The ESPP is intended to qualify under Section 423 of the IRC. Shares issued under the ESPP totaled 66,485, 41,358, and 52,948 in 2012, 2011, and 2010, respectively.

(3)
RSUs and PSUs do not have exercise prices associated with them, but rather a weighted-average per unit fair value which is presented in order to provide additional information regarding the potential dilutive effect of the awards. The weighted-average grant date per unit fair value for the outstanding RSUs and PSUs was $51.81 and $63.08, respectively.

(4)
The number of awards vested assumes a one multiplier. The final number of shares issued may vary depending on the final three-year multiplier, which ranges from zero to two.

DIRECTOR COMPENSATION

General

        Mr. Best, our Chief Executive Officer and only employee director, does not receive additional compensation for serving on the Board or any committee of the Board.

        The annual service period for our directors is the period from one stockholders' annual meeting to the next. In May 2012, F. W. Cook conducted an analysis of compensation for members of the boards of directors of our peer companies versus the compensation for members of our Board. F. W. Cook's analysis generally revealed that our director compensation approximated the median of the peer group. Based on F. W. Cook's analysis, the Compensation Committee elected not to recommend to our Board changes to the director compensation package for the current period from the 2011-2012 service period, with the exception of its recommendation to pay each director $1,500 for each Board or committee meeting in excess of 30. The Compensation Committee recommended to our Board the director compensation package for the annual service period from May 24, 2012, through May 22, 2013, which our Board approved on May 24, 2012. Director compensation is primarily paid in the form of stock grants.

        The annual compensation for each non-employee director is as follows:

  •
  A $55,000 retainer (in lieu of Board and committee meeting attendance fees) payable at the individual director's option, either entirely in cash or shares of our common stock. Ms. Baumann, Dr. Bickle, Mr. Gardiner, Mr. Quintana and Mr. Sullivan each elected to have their 2012 retainers paid in shares of our common stock, which resulted in a grant on May 24, 2012, of 992 shares of our common stock to each under our Equity Plan. Mr. Leiker joined the Board of Directors effective July 16, 2012. Mr. Leiker elected to receive common stock for the pro rata share of his retainer, which resulted in a grant of 1,020 shares issued on July 16, 2012, under our Equity Plan. In the event any director attends in excess of 30 Board and committee meetings in the aggregate during the period from May 24, 2012, through May 22, 2013, such director shall receive $1,500 per meeting for each meeting in excess of 30.

  •
  A grant of shares of our common stock with a value of $160,000—resulting in a grant on May 24, 2012, to each non-employee director of 2,884 shares of our common stock issued under our Equity Plan. Mr. Leiker received a pro rata grant of restricted stock of 2,966 shares of our common stock on July 16, 2012, under our Equity Plan. These shares and any shares issued pursuant to any retainer are earned over the director's annual service period. However, shares issued to a director who thereafter resigns from the Board before completing the annual service period, but after having completed at least five years of service as a Board member, are treated as fully earned. All shares issued to a director for compensation may not be transferred until two years after the date of issuance. The related compensation expense we record is the fair value of the share grant as calculated under the valuation provisions required by FASB ASC Topic 718.

  •
  Reimbursement for expenses incurred in attending Board and committee meetings and director education programs.

        Chairs of the following committees are paid the indicated cash retainers at the beginning of the annual director service period in recognition of the additional workload of their respective committee assignments:

  •
  Audit Committee Chair—$20,000

  •
  Compensation Committee Chair—$15,000

  •
  NCG Committee Chair—$10,000

        Mr. Sullivan was paid a retainer for his service as non-executive Chairman of the Board of $75,000 for the 2012-2013 annual service period. The retainer was paid in the form of shares of our common stock on May 24, 2012, which resulted in a grant of 1,352 shares of our common stock. The retainer was in addition to his basic non-employee director compensation.

        Non-employee directors may participate in our matching charitable gift program, maintained for current and former employees to encourage financial support for charitable organizations that are exempt from federal income taxation. Our annual charitable gifts budget, which includes this matching program, is determined prior to the commencement of each year as a percentage of the average of the prior three years' total income, before taxes and charitable contributions, and all annually budgeted funds are expended for charitable purposes. Ms. Baumann, Dr. Bickle, Mr. Seidl, and Mr. Sullivan participated in this program during 2012, and we matched a total of $33,417 in non-employee director contributions for 2012 under this program. We may suspend, change, revoke or terminate the program at any time.

        Our directors are eligible to participate in our health, pharmacy, dental, and vision insurance programs. Directors are charged a premium that is equal to the COBRA rates associated with our plan. Participation in this plan is considered non-compensatory.

        The Compensation Committee has established equity ownership guidelines for the non-employee directors of three times their annual stock-based retainer. Equity holdings include the value of vested and unvested RSUs for purposes of these calculations. New directors are allowed time to meet this guideline and are not required to acquire shares in the open market for this purpose.

        The following table sets forth the annual and long-term compensation paid during 2012 to our non-employee directors. The stock based component of the compensation reflects the grant date fair value. Cash based compensation is recorded based on the monetary amount paid to the individual director.

2012 Director Compensation

Name	Fees Earned or Paid in Cash	Stock Awards(2)(3)(4)	Option Awards(5)	Non-Equity Incentive Plan Compensation	Change In Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation(6)	Total
Barbara M. Baumann	$15,000	$215,079	$—	$—	$—	$10,000	$240,079
Larry W. Bickle	$10,000	$215,079	$—	$—	$—	$12,500	$237,579
Stephen R. Brand	$55,000	$160,033	$—	$—	$—	$—	$215,033
William J. Gardiner	$20,000	$215,079	$—	$—	$—	$—	$235,079
Loren M. Leiker(1)	$—	$183,635	$—	$—	$—	$—	$183,635
Julio M. Quintana	$—	$215,079	$—	$—	$—	$—	$215,079
John M. Seidl	$55,000	$160,033	$—	$—	$—	$6,917	$221,950
William D. Sullivan	$—	$290,102	$—	$—	$—	$4,000	$294,102

(1)
Mr. Leiker was issued 3,986 shares of our common stock upon his election to the Board on July 16, 2012. This pro rata stock award was for the period from July 16, 2012 through May 22, 2013, and is considered to be earned over the director's pro-rated annual service period and fully vested on May 22, 2013. The shares also carry a transfer restriction imposed by us that expires on May 24, 2014. The value of the stock awards represents the grant date fair value.

(2)
Each of our non-employee directors, with the exception of Mr. Leiker, was issued 2,884 shares of our common stock on May 24, 2012, after such director's election to the Board on May 23, 2012. As discussed above in footnote 1, Mr. Leiker was issued 3,986 shares of our common stock upon his election to the Board on July 16, 2012. Mr. Sullivan was issued an additional 1,352 shares of our common stock on May 24, 2012, for serving as the Non-Executive Chairman of the Board. Ms. Baumann, Dr. Bickle, Mr. Gardiner, Mr. Quintana and Mr. Sullivan elected to receive an additional 992 shares of our common stock on May 24, 2012, in lieu of the $55,000 annual cash retainer. These stock awards are for the annual service period from May 24, 2012 through May 22, 2013. The shares are considered to be earned over the director's annual service period and fully vested May 22, 2013. The shares also carry a transfer restriction imposed by us that expires two years after the date of issuance of the shares. The value of the stock awards represents the grant date fair value.

(3)
The grant date fair value of each share of our common stock issued to non-employee directors over their past three years of service to us is set forth in the following table and is computed in accordance with FASB ASC Topic 718, based on the closing stock price on the grant date. There were no forfeitures by directors during fiscal 2012.

Grant Date	Shares	Value	Grantee
7/16/2012	3,986	$183,635	Leiker
5/24/2012	2,884	$160,033	Brand, Seidl
5/24/2012	3,876	$215,079	Baumann, Bickle, Gardiner, and Quintana
5/24/2012	5,228	$290,102	Sullivan
5/26/2011	2,395	$159,986	Brand, Seidl
5/26/2011	3,218	$214,962	Baumann, Bickle, Gardiner, and Quintana
5/26/2011	3,517	$234,936	Sullivan
3/21/2011	389	$28,471	Brand
5/27/2010	3,750	$159,975	Baumann, Bickle, Gardiner, Quintana, and Seidl
5/27/2010	5,508	$234,971	Sullivan
(4)
As of December 31, 2012, our non-employee directors held the following number of shares of restricted stock, which was granted in 2012: Ms. Baumann—3,876, Dr. Bickle—3,876, Dr. Brand—2,884, Mr. Gardiner—3,876, Mr. Leiker—3,986, Mr. Quintana—3,876, Mr. Seidl—2,884, Mr. Sullivan—5,228.

(5)
For the year ended December 31, 2012, no stock options were issued to directors, nor have any stock options been issued to the directors since December 2004. As of December 31, 2012, the non-employee directors held the following number of stock options: Ms. Baumann—21,200, Dr. Bickle—21,200, and Mr. Gardiner—21,200. Dr. Brand, Mr. Leiker, Mr. Quintana, Mr. Seidl and Mr. Sullivan do not hold any outstanding stock options. The options described above are cumulative unexercised options granted to the directors over their years of service to us.

(6)
The amounts in this column represent matching charitable contributions made on the behalf of Ms. Baumann, Dr. Bickle, Mr. Seidl and Mr. Sullivan for the year 2012 under our matching charitable gift program.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the directors who served on the Compensation Committee during fiscal year 2012 has ever served as one of our officers or employees. During fiscal year 2012, there were no Compensation Committee interlocks.

 PROPOSAL 1—ELECTION OF DIRECTORS

        Our directors are elected annually. At the Annual Meeting, nine directors are to be elected to serve for one year or until their successors are elected and qualified. Based on the recommendations of the NCG Committee, the Board has nominated the following individuals for re-election as directors to serve until the 2014 Annual Meeting of Stockholders and until their successors have been elected and qualified, or until their earlier resignation or removal:

Barbara M. Baumann
Anthony J. Best
Larry W. Bickle
Stephen R. Brand
William J. Gardiner
Loren M. Leiker
Julio M. Quintana
John M. Seidl
William D. Sullivan

        Each nominee is currently a director, and all nominees, other than Mr. Leiker, who was appointed to the Board effective September 16, 2012, were previously elected to the Board by our stockholders. Each nominee has consented to being named as a nominee in this Proxy Statement and has indicated a willingness to serve if elected. Although the Board does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the proxy holders will vote for the election of such other person(s) as may be nominated by the Board.

        Set forth below is certain biographical information, as of the filing date of this Proxy Statement, for each nominee for election as director, including his or her principal occupation, business experience, and public company directorships held during the last five years. There are no family relationships among any of our directors or executive officers.

        As discussed above, the NCG Committee utilizes the framework of our Corporate Governance Guidelines to select nominees based on their skills, achievements, and experience, and believes that each nominee should have experience in positions of responsibility and leadership, and an understanding of our oil and natural gas exploration and production business. The overall objective is to identify a group of directors that can best contribute to our long-term success. All of the nominees discussed below are seasoned leaders who bring to the Board a vast array of oil and gas industry, public and private company, and other business experience, all at the senior executive officer level, and who meet the director qualification standards set forth in our Corporate Governance Guidelines. Among other attributes, as a group, these nominations possess a wide breadth of varied skills and experience in leadership, the energy industry, finance and accounting, risk management, operations management, strategic planning, business development, regulatory and government affairs, corporate governance, human resources and compensation, and public policy—qualities that led the NCG Committee and the Board to conclude that these individuals should serve as our directors at this time, in light of our business and structure, overall industry environment, and our long-term strategy. The specific experiences, qualifications, attributes, and skills of each nominee are briefly described in each nominee's biographical information below. In addition, the nominees, whose experiences cover various aspects of the energy industry, represent diverse backgrounds, skill sets, and viewpoints, with a blend of historical and newer perspectives on our company, and have a demonstrated ability to work collaboratively with candid discussion.

Age	Director Since

Barbara M. Baumann.    Ms. Baumann is President of Cross Creek Energy Corporation, a direct investor in and consultant to energy-related companies. Ms. Baumann has held that position since July 2003. From 2000 to July 2003, Ms. Baumann was Executive Vice President of Associated Energy Managers LLC, an investment manager and general partner of a private equity energy fund. From 1981 to 1999, Ms. Baumann worked for Amoco in a variety of positions, including serving as Vice President of the Company's San Juan Basin Business Unit. Ms. Baumann is also a director of UNS Energy Corporation (NYSE: UNS), the parent company for Tucson Electric Power Company and is an independent trustee of the Putnam Mutual Funds. Ms. Baumann brings to the Board over 26 years of experience in the oil and gas exploration and production industry, including broad strategic planning, economic evaluation, operational, natural gas marketing, and human resources management skills and experience, which are important to the oversight of our financial, operational, and compensation management functions. She also has significant financial management and accounting management experience, which is important in our oversight of our financial reporting and financial risk management functions. Ms. Baumann's service on other public company boards enhances her strong corporate governance background, and her position as an independent trustee of a large family of mutual funds provides important insights into stockholder concerns.

57	2002

Anthony J. Best.    Mr. Best joined the Company in June 2006 as President and Chief Operating Officer. In December 2006, Mr. Best relinquished his position as Chief Operating Officer when Javan D. Ottoson was elected to that office. Mr. Best was elected Chief Executive Officer and a director of the Company in February 2007. Mr. Best relinquished position as President when the Board appointed Mr. Ottoson to that office in October 2012. From November 2005 to June 2006, Mr. Best was developing a business plan and securing capital commitments for a new exploration and production entity. From 2003 to October 2005, Mr. Best was President and Chief Executive Officer of Pure Resources, Inc., an independent oil and natural gas exploration and production company that was a subsidiary of Unocal, where he managed all of Unocal's onshore United States assets. From 2000 to 2002, Mr. Best had an oil and gas consulting practice, working with various energy firms. From 1979 to 2000, Mr. Best was with ARCO in a variety of positions, including serving as President—ARCO Latin America, President—ARCO Permian, Field Manager for Prudhoe Bay and VP—External Affairs for ARCO Alaska. Mr. Best brings to the Board over 34 years of broad experience in the oil and gas exploration and production industry, and as our Chief Executive Officer, a deep understanding of our business, operations, and long-term strategic issues and goals.

63	2007

Age	Director Since

Larry W. Bickle.    Dr. Bickle is a retired private equity investor with extensive experience in various energy related businesses. From June 2005 through April 2007, he was Executive in Residence for Haddington Ventures, L.L.C., a private equity fund that invests in midstream energy companies and assets. Prior to that, Dr. Bickle was Managing Director of Haddington from June 1997 to 2005. From 1984 to 1997, Dr. Bickle was Chairman of the Board and Chief Executive Officer of TPC Corporation (formerly Tejas Power Corporation), a NYSE-listed gas storage, transportation, and marketing company that he founded. Dr. Bickle is also a director of UNS Energy Corporation (NYSE: UNS), the parent company for Tucson Electric Power Company. He also serves as Non-Executive Chairman and is a member of the Board of Managers of Quantum Natural Gas Storage, LLC. Dr. Bickle brings to the Board over 30 years of experience in various aspects of the oil and gas exploration and production industry and provides the Board with significant strategic planning, operations management, public company corporate governance, and public policy insights from his experience leading TPC Corporation. Dr. Bickle also brings specific knowledge of natural gas transportation infrastructure including pipelines, processing, treatment, and storage; experience running a large natural gas marketing and trading operation, and extensive experience with both state and federal regulators related to natural gas production and transportation. He also has significant financial management and accounting oversight experience, which is important to the oversight of our financial reporting and financial risk management functions, and serve as a basis for Dr. Bickle's designation as an audit committee financial expert. Dr. Bickle's service on other public company boards enhances his strong corporate governance background.

67	1995

Stephen R. Brand.    Dr. Brand is currently Senior Executive Advisor of Welltec A/S, a privately held Danish corporation that develops and provides well technology and related services for the oil and gas industry. He is also Senior Advisor to Clean Range Ventures, which is a cleantech venture capital firm targeting transformative opportunities in the areas of virtual utilities, resource management, advanced transportation, and low carbon energy. Dr. Brand is also a director of BPZ Resources, Inc. (NYSE: BPZ), a company that focuses on exploration, development and production of oil and natural gas in Peru and Ecuador. At the end of 2010, Dr. Brand retired as Senior Vice President, Technology (R&D) of ConocoPhillips (NYSE: COP), a multinational/integrated energy company. Prior to his appointment as Senior Vice President, Technology (R&D) of ConocoPhillips in October 2007, Dr. Brand served as Vice President, Exploration and Business Development at ConocoPhillips, beginning in 2005. Dr. Brand started his career in 1976 as a geologist with Phillips Petroleum Company and thereafter served in various roles of increasing responsibility with Phillips Petroleum and its successor, ConocoPhillips, including serving as President, Canada and President, Australasia. Dr. Brand has over 36 years of experience in the energy industry, including extensive experience in the development of exploration and development programs and in strategic planning and research programs for upstream, downstream, and "new" stream technologies. He also has valuable human resources management skills and experiences, which are relevant in the oversight of our operational and compensation management functions.

63	2011

Age	Director Since

William J. Gardiner.    Mr. Gardiner is Senior Vice President and Chief Financial Officer of King Ranch, Inc., a privately held ranching and agricultural company that owns the historic 825,000 acre "King Ranch" in south Texas. Mr. Gardiner has been an executive officer and Chief Financial Officer of King Ranch, Inc. since 1996. Before joining King Ranch in 1996, Mr. Gardiner served as Executive Vice President and Chief Financial Officer of CRSS, Inc., a NYSE-listed architectural engineering and independent power producing firm. Mr. Gardiner was employed by CRSS for approximately 20 years. Mr. Gardiner was initially appointed as a director at the time of our acquisition of King Ranch Energy, Inc. in 1999. Mr. Gardiner brings to the Board strong financial management and accounting oversight skills and experiences, a significant amount of which was obtained through his work in energy related businesses for over 26 years. These skills and experiences are important in the oversight of our financial reporting and financial and operational risk management functions, and serve as a basis for Mr. Gardiner's designation as an audit committee financial expert.

59	1999

Loren M. Leiker.    Mr. Leiker was an executive with EOG Resources, Inc., until his retirement in September 2011. EOG is one of the largest independent oil and natural gas companies in the United States. Mr. Leiker served EOG as Senior Executive Vice President of Exploration from February 2007 to September 2011. Prior to that appointment, he held a variety of executive officer positions with EOG and its predecessor, Enron Oil and Gas Company. Mr. Leiker started his career in 1977 at Tenneco, Inc., where he held a variety of domestic and international technical and managerial roles until the sale of the company in 1989. Mr. Leiker has been a director of Midstates Petroleum Company, Inc. (NYSE: MPO) since December 2011, and a director of Vermilion Energy Inc. (VET:Toronto) since December 2012. Mr. Leiker brings to the Board over 36 years of experience in various aspects of the oil and gas exploration and production industry, including extensive experience in exploration activities similar to ours, a deep understanding of upstream operations and asset management technologies, and broad human resources management skills and experience, which are important in the oversight of our financial reporting and financial and operational risk management functions. Mr. Leiker's service on other public company boards enhances his strong corporate governance background.

59	2012

Julio M. Quintana.    Mr. Quintana is the President, Chief Executive Officer, and a director of Tesco Corporation (NASDAQ: TESO), which designs, manufactures, and delivers technology based solutions for the upstream oil and natural gas industry, including oilfield drilling technology, services, and equipment. Prior to the appointment to his current position at Tesco Corporation in September 2005, Mr. Quintana served as Executive Vice President and Chief Operating Officer at Tesco beginning in September 2004. Prior to his tenure at Tesco, Mr. Quintana worked for five years in various executive roles for Schlumberger Corporation. Prior to Schlumberger, Mr. Quintana worked for nearly 20 years for Unocal Corporation, an integrated E&P company, in various operational and managerial roles. Mr. Quintana brings to the Board over 32 years of experience in various aspects of the oil and gas exploration and production industry, including strong experience in upstream operations, a deep understanding of drilling and asset management technologies, and broad human resources management skills and experience, which are important in the oversight of our financial reporting and financial and operational risk management functions. Mr. Quintana's service on another public company board enhances his strong corporate governance background.

53	2006

Age	Director Since

John M. Seidl.    Mr. Seidl has been involved in energy and natural resource businesses since 1977, and is currently Chairman of the Board of EnviroFuels, LLC, a privately held corporation that develops, manufactures, and markets technology that improves the performance and efficiency of internal combustion engines, boilers, and other engine designs. Mr. Seidl has held the Chairman position since January 2006 and held the Chief Executive Officer position from October 2008 until May 2010. From July 2004 to January 2006, he served as Vice Chairman of EnviroFuels' advisory board. Mr. Seidl brings to the Board over 34 years of experience in various energy and natural resources businesses, and provides the Board with significant strategic planning, operations management, public company corporate governance, and public policy insights from his experience leading numerous companies and in government. He also has significant financial management and accounting oversight experience, which is important in the oversight of our financial reporting, financial risk management and compensation management functions.

74	1994

William D. Sullivan.    Mr. Sullivan is a retired oil and gas executive who was with Anadarko Petroleum Corporation, a large independent oil and natural gas exploration and production company, for over 20 years. Mr. Sullivan retired from Anadarko in August 2003. Since March 2006, Mr. Sullivan has been a director of Legacy Reserves GP, LLC, which is the general partner of Legacy Reserves LP (NASDAQ: LGCY), a limited partnership focused on the acquisition and development of producing oil and natural gas properties. Since February 2007, Mr. Sullivan has been a director of Targa Resources GP LLC, which is the general partner of Targa Resources Partners LP (NYSE: NGLS), a midstream natural gas limited partnership engaged in the business of gathering, compressing, treating, processing, and selling natural gas, and fractionating and selling natural gas liquids and NGL products. Since August 2007, Mr. Sullivan has been a director of Tetra Technologies, Inc. (NYSE: TTI), an oil and gas services company. Since June 2011, Mr. Sullivan has been a director and member of the audit committee of Compressco Partners GP, Inc., which is the general partner of Compressco Partners, L.P. (NASDAQ: GSJK), a publicly traded limited partnership providing wellhead compression-based production enhancement services. Compressco Partners GP, Inc. is a majority-owned subsidiary of Tetra Technologies, Inc. Mr. Sullivan was with Anadarko Petroleum Corporation from 1981 to August 2003. From August 2001 to August 2003, Mr. Sullivan was Executive Vice President, Exploration and Production at Anadarko. Mr. Sullivan also served Anadarko as Vice President, Operations—International, Gulf of Mexico, and Alaska in 2001, Vice President—International Operations from 1998 to 2000, Vice President—Algeria from 1995 to 1998, and Vice President—U.S. Onshore Operations from 1993 to 1995. Mr. Sullivan brings to the Board over 30 years of strong and broad experience in the oil and gas industry, with particular expertise in the exploration and production side of the industry. His experience as an exploration and production senior executive enables him to contribute significant independent insights on our business and operations, and the economic environment and long-term strategic issues that we face. In addition, his human resources management skills and experience are important in the oversight of our compensation management functions, and his service on other public company boards of directors provides a strong corporate governance background.

56	2004

Recommendation of the Board

        The Board recommends voting "FOR" the election of all of the nominees listed above.

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013

        Our stockholders are being asked to ratify the appointment by the Audit Committee of Ernst & Young LLP ("EY") as our independent registered public accounting firm for 2013. The Audit Committee conducted a competitive process to review the appointment of our independent registered public accounting firm for the year ending December 31, 2013. This process included consideration of audit firms in addition to Deloitte & Touche LLP ("D&T"), which is the firm that the Audit Committee engaged to act as our independent auditor for the audit for the year ending December 31, 2012. The decision to evaluate more than one potential audit firm reflected the scheduled required rotation of the lead audit partner of D&T. Upon completion of this process, on September 10, 2012, the Audit Committee engaged EY as our new independent registered accounting firm for the year ending December 31, 2013.

        The report of D&T on our consolidated financial statements for the years ended December 31, 2012, 2011 and 2010, did not contain an adverse opinion or disclaimer of an opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the years ended December 31, 2012, 2011 and 2010, and through February 22, 2013, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in its report on the consolidated financial statements for such year.

        During the years ended December 31, 2012, 2011 and 2010, and through February 22, 2013, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

        The Company has provided D&T and EY with a copy of the above disclosures, and received correspondence from each of them confirming their agreement with the statements contained in the above disclosures.

        During the years ended December 31, 2012, 2011 and 2010, and through February 22, 2013, neither we nor anyone on our behalf has consulted with EY with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither written nor oral advice was provided to us that EY concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined by Item 304(a)(1)(v) of Regulation S-K).

        The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of EY is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of EY, the Audit Committee will consider whether to engage another independent registered public accounting firm, but will not be obligated to do so. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

        Representatives of each of EY and D&T are expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

 PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        Our stockholders are entitled to cast an advisory vote at the Annual Meeting to approve the compensation of our named executive officers, as disclosed in this Proxy Statement. As an advisory vote, this Proposal 3 is not binding on the Board or the Compensation Committee, will not overrule any decisions made by the Board or the Compensation Committee, or require the Board or the Compensation Committee to take any action. Although the vote is non-binding, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. In particular, to the extent there is any significant vote against our named executive officers' compensation as disclosed in this Proxy Statement, we will consider our stockholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

        As described in "Executive Compensation—Compensation Discussion and Analysis" hereof, our executive compensation programs are designed to provide a competitive level of compensation necessary to attract, motivate and retain talented and experienced executives and to motivate them to achieve short-term and long-term corporate goals that enhance stockholder value. In order to align executive pay with both our financial performance and the creation of sustainable stockholder value, a significant portion of compensation paid to our named executive officers is allocated to performance-based short-term and long-term incentive programs to make executive pay dependent on our performance (and thereby "at-risk"). In addition, as an executive officer's responsibility and ability to affect our financial results increases, the portion of his or her total compensation deemed "at-risk" increases in relation to base salary. Furthermore, our named executive officers' targeted total direct compensation (base salary plus target bonus plus long-term incentive compensation) is generally designed to approximate the median of our peer group.

        As discussed in more detail under "Executive Compensation—Compensation Discussion and Analysis" hereof, our STIP measures performance using metrics that we believe are the key drivers of long-term stockholder value creation. Our LTIP also rewards performance based upon absolute "total stockholder return" as well as total stockholder return compared to our peers. We believe that we have achieved our goal for at least the last three years.

        In light of these reasons, we are asking stockholders to vote "FOR" the following resolution:

    "RESOLVED, that the stockholders approve, on an advisory basis, the compensation philosophy, policies and procedures and the compensation of the named executive officers as disclosed in the Proxy Statement for SM Energy Company's 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including under the "Compensation Discussion and Analysis" section, and in the Summary Compensation Table and the other related tables and disclosures in the Proxy Statement."

        As you consider this Proposal 3, we urge you to read the "Compensation Discussion and Analysis" section hereof, which more thoroughly discusses how our compensation policies and procedures are designed to implement our compensation philosophy. The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals and significantly align the interests of our management with those of our stockholders.

        During our 2011 Annual Meeting of Stockholders, our stockholders approved a non-binding, advisory proposal to hold annual advisory votes to approve our executive compensation. In consideration of the results of this advisory vote, the Board has adopted a policy providing for annual advisory votes on executive compensation. Unless the Board modifies this policy, the next advisory vote on compensation following this vote will be held at our 2014 Annual Meeting of Stockholders.

Recommendation of the Board

        The Board recommends voting "FOR" Proposal 3.

 PROPOSAL 4—APPROVAL OF AMENDMENT AND RESTATEMENT OF OUR EQUITY PLAN

Overview

        Subject to our stockholders' approval, on March 28, 2013, the Board of Directors approved an amendment and restatement of our Equity Plan to (i) increase the stated total number of shares of the Company's common stock authorized for issuance to participants pursuant to awards granted under our Equity Plan from 7,600,000 shares to 10,700,000 shares, (ii) authorize delegation to our Chief Executive Officer of limited authority to grant RSUs to non-officer employees, (iii) alter the methodology used to calculate the number of authorized shares that remain to be issued under the Equity Plan, and (iv) make certain administrative changes.

        We believe the terms of our Equity Plan, as amended, are beneficial to our stockholders for a number of reasons:

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  it prohibits repricing without stockholder approval;

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  it prohibits reload options;

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  it requires options for shares to be priced at not less than the fair market value of the shares on the grant date;

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  the requested number of authorized shares covers a relatively short expected duration, which:

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  limits undesirable consequences of share "overhang," i.e., the total number of shares related to outstanding options and other equity awards, plus shares available for grant, in relation to the total number of shares outstanding; and

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  gives our stockholders the right to approve or reject future plans to prevent undesirable dilution or excessive share overhang; and

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  its flexible nature gives us the ability to respond to compensatory market trends by enabling us to adjust the mix of awards and grant a wide variety of awards, as determined by the Compensation Committee.

        Our Equity Plan provides for the issuance of restricted stock, restricted stock units, nonqualified stock options ("NSOs"), incentive stock options ("ISOs"), stock appreciation rights ("SARs"), performance shares, and performance units, and stock based awards to key employees, and members of the Board or any affiliate of the Company. The purpose of our Equity Plan is to link the compensation earned by our employees to achievement of our long-term financial and strategic objectives, and to align performance incentives for our employees, including our executives, with the long-term interests of our stockholders. Our Equity Plan is further intended to provide us with the flexibility to attract, retain, compensate and motivate the services of participants upon whose judgment, dedication and efforts we must depend upon for our long-term success. A copy of our Equity Plan, as amended and restated, is attached to this proxy statement as Annex A.

        If our stockholders do not approve the amendment, the Compensation Committee will consider other alternatives to provide long-term incentive compensation for our Equity Plan participants, including the payment of cash.

General Background of Our Equity Plan

        Our Equity Plan was originally adopted by the Board on March 23, 2006, as the "2006 Equity Incentive Compensation Plan," and approved by our stockholders on May 17, 2006. Our Equity Plan was first amended and restated on March 28, 2008, and approved by our stockholders on May 21, 2008. Included in the amendments approved by the stockholders on May 21, 2008, was an increase in the stated total number of shares of common stock authorized for issuance under our Equity Plan from

2,000,000 shares to 3,500,000 shares. Under additional amendments approved by the stockholders in 2009, the stated total number of shares of common stock authorized for issuance to participants pursuant to awards granted under the Equity Plan was increased from 3,500,000 to 6,000,000 shares and the Equity Plan was renamed the "Equity Incentive Compensation Plan." Additionally, our Equity Plan was changed so that each share of common stock issued in connection with an award after May 20, 2009, other than a stock option or SAR, was counted against the share limit at a 1.43:1 ratio. Our Equity Plan was amended and restated on April 1, 2010, and approved by our stockholders on May 26, 2010. The 2010 amendment increased the number of shares authorized for issuance to participants pursuant to awards to 7,600,000 shares from 6,000,000 shares.

        Our Equity Plan serves as the successor equity incentive plan to the Predecessor Plans, which were previously approved by our stockholders, and no further grants have been made under the Predecessor Plans from and after the original effective date of our Equity Plan, May 17, 2006. Our Equity Plan currently authorizes the issuance of a total of 7,600,000 shares of common stock, plus remaining unused shares of common stock from the Predecessor Plans transferred into our Equity Plan in accordance with its terms, and without taking into account the additional shares under the proposed amendment.

        Please see the discussion of our LTIP above under the caption "Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation" for details concerning our current compensation policies related to equity based incentives.

        As of March 25, 2013, we had 66,229,168 shares of common stock outstanding, net of treasury shares, and 1,386,897 shares of common stock were available for future issuance under our Equity Plan. On that date we had 233,913 stock options outstanding from the Predecessor Plans at a weighted average exercise price of $14.90 per share and with a weighted average remaining term of 0.8 years. We also had 1,385,482 full value awards outstanding on that date in the form of RSUs and PSUs. Accordingly, our outstanding awards with respect to approximately 1,619,395 shares and the 1,386,897 authorized shares available for future issuance under our Equity Plan (commonly referred to as "overhang") represent approximately 4.34% of our outstanding shares. On March 25, 2013, the closing price of our common stock as reported on the NYSE was $57.65 per share.

Reasons for Amendment

        Our Board believes that the grants of RSUs and PSUs pursuant to our LTIP and our Equity Plan are in our best interests and the best interests of our stockholders and will continue to align our employees' interests with the long-term interests of our stockholders. Accordingly, the Board has concluded that the amendment of our Equity Plan is in our best interests and the best interests of our stockholders because it is necessary in order to maintain the availability of equity incentive awards for our employees, including our executives, and other participants who perform services for us and will enable us to continue to execute on our long-term incentive compensation program.

Description of Material Changes to Our Equity Plan

        If our stockholders approve the amendments to our Equity Plan, the following material changes to our Equity Plan will be effected:

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  authorize the Compensation Committee to delegate authority to the Chief Executive Officer to grant RSUs to non-executive employees up to an annual aggregate limit of $1,000,000;

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  the number of shares authorized for issuance under the Plan will be increased from 7,600,000 to 10,700,000, plus shares remaining for issuance under the Predecessor Plans;

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  if dividend equivalents are granted in connection with RSUs or PSUs, they will be subject to restriction and forfeiture to the same extent as the underlying award;

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  shares tendered to pay an option exercise price or to satisfy tax withholding will no longer be subtracted from the number of shares authorized for issuance to participants. In addition, settlement of dividend equivalents will not reduce the number of shares authorized for issuance to participants, and shares issued in connection with awards issued after May 22, 2013, will be counted against the total share authorization limit as one share for every one share issued; and

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  a provision will be added permitting clawback of awards as necessary to comply with the the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or other applicable law.

Reasons for Stockholder Approval of Amendments

        Under applicable NYSE rules, we must obtain stockholder approval of the amendments to our Equity Plan. In addition, stockholder approval of the amendments is necessary to allow us to ensure that compensation paid under our Equity Plan can be eligible for the "performance based compensation" exemption from the limits on tax deductibility imposed by Section 162(m) of the IRC, and, while we have no current plans to issue stock options, to permit us to issue ISOs in accordance with Section 422 of the IRC.

Summary of Our Equity Plan

        The following is a summary of the principal features of our Equity Plan, which reflects the proposed amendments. The summary is qualified in its entirety by reference to the complete text of our Equity Plan document, as amended and restated (assuming our stockholders approve the amendments proposed herein), a copy of which is attached to this Proxy Statement as Annex A. In addition, we will furnish a copy of our Equity Plan to any stockholder upon written request to our Corporate Secretary. We encourage you to carefully review the entire Equity Plan, as amended and restated.

Types of Awards

        Our Equity Plan permits the grant of restricted stock, RSUs, NSOs, ISOs, SARs, performance shares, performance units, and stock based awards.

Administration

        The Compensation Committee, or any other duly authorized committee of the Board appointed by the Board, is responsible for administering our Equity Plan. The committee that administers our Equity Plan, referred to as the committee, shall be comprised of two or more members of the Board, and each member of the committee shall be a "non-employee director" as such term is defined in Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, an "outside director" within the meaning of the regulations promulgated under Section 162(m) and an "independent director" for purposes of the rules and regulations of the NYSE. Subject to the provisions of our Equity Plan, the committee shall have complete discretion in determining the nature, terms, conditions, and amounts of awards granted under our Equity Plan. In making such determinations, the committee may take into account the nature of services rendered by such employees and members of the Board, their present and potential contributions to us, and such other factors as the committee in its discretion shall deem relevant.

Shares Subject to our Equity Plan and Maximum Awards

        Subject to adjustment as described below, after the approval of the amendment the total number of shares of the Company's common stock made available and reserved for issuance will be increased from 7,600,000 shares to 10,700,000 shares, plus any remaining shares available for issuance under the Predecessor Plans as provided in our Equity Plan document. Any shares issued in connection with an option or SAR shall be counted against the total share authorization limit as one share for every one share issued. Any shares issued pursuant to awards granted on or before May 20, 2009, in connection with an award other than an option or SAR shall be counted against the total share authorization limit as two shares for every one share issued. Any shares issued pursuant to awards granted after May 20, 2009, but before May 22, 2013, in connection with an award other than an option or SAR shall be counted against the total share authorization limit as 1.43 shares for every one share issued. Any shares issued pursuant to awards granted after May 22, 2013, in connection with any award other than an option or SAR shall be counted against the total share authorization limit as one share for every one share issued. The maximum total number of shares that may be issued through NSOs is equal to the total share authorization. The maximum total number of shares that may be issued through ISOs is 10,700,000.

        Any awards that are not settled in shares will not be counted against the total share authorization limit. Between May 21, 2008 and May 22, 2013, shares tendered to pay an option exercise price or to satisfy any tax withholding on exercise or settlement of an award were not again available for issuance; after May 22, 2013, any such shares tendered will not be counted against the total share authorization limit. Any shares related to awards (or after May 17, 2006, awards granted or issued under the Predecessor Plans) which (i) terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, (ii) are settled in cash either in lieu of shares or otherwise, or (iii) are exchanged with the committee's approval for awards not involving shares, will be available again for issuance under the Plan. Unless and until the committee determines that an award is not designed to qualify as performance based compensation under Section 162(m), the following limits apply to grants of awards to covered employees under Section 162(m):

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  Restricted Stock/RSUs.  The maximum total number of shares that may be granted in the form of restricted stock/RSUs in any one fiscal year to any one Participant is 100,000.

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  Options and SARS.  The maximum total number of shares that may be granted in the form of options or SARs in any one fiscal year to any one participant is 200,000.

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  Performance Shares/Performance Units.  The maximum total award of performance shares or performance units that a participant may receive in any one fiscal year is 200,000 shares, and the maximum value of performance units that a participant may receive with respect to awards in any one fiscal year is a value of $5,000,000 determined as of the date of vesting or payout, as applicable.

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  Stock Based Awards.  The maximum total grant with respect to stock based awards in any one fiscal year to any one participant is 200,000.

        Our Equity Plan provides for appropriate adjustments to the number of shares available for awards in the event of a merger, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary or special dividend, stock split, reverse stock split, or similar event or transaction involving the Company.

        The proposed increase in the number of shares available for grant under the Equity Plan was thoughtfully considered. The total number of shares requested takes into account the maximum number of shares that could be issued, assuming awards are granted in number and type similar to recent practice. The actual number of shares issued on settlement of PSUs depends on the final three-year performance multiplier, which ranges from zero to two. The number of shares requested has been calculated to take into account the possibility that PSUs would be settled as if the highest level of performance conditions is achieved. However, the rate at which the Equity Plan's shares will be depleted could be significantly slower if PSU awards are settled at less than two shares per unit.

        The Compensation Committee approved and recommended that our Board approve the proposed increase in the number of shares available for grant under our Equity Plan from 7,600,000 to 10,700,000, based on its review of the analysis provided by our management and the advice and input of its independent compensation consultant, F. W. Cook. Our Board subsequently approved the proposed increase in the number of shares available for grant under our Equity Plan, subject to the approval of our stockholders. In setting the amount of shares subject to our Equity Plan, the Compensation Committee and the Board considered the historical amounts of equity awards our company had granted in the past three years, the impact of removing the 1.43:1 ratio for purposes of counting against the number of authorized shares, and the advice from F. W. Cook that seeking a three-year replenishment was appropriate for our company. In fiscal years 2010, 2011 and 2012, we granted equity awards representing a total of approximately 516,516 shares, 365,234 shares, and 694,185 shares, respectively (assumes one share for every PSU issued and one share for every RSU issued). The Compensation Committee in conjunction with F. W. Cook and our Board also reviewed our compensation share usage rate (commonly referred to as "burn rate") and overhang. For fiscal years 2010, 2011 and 2012, our burn rate was 0.82%, 0.57% and 1.07%, respectively (assumes one share for every PSU issued and one share for every RSU issued and calculated based upon the number of equity awards issued and the weighted average number of shares outstanding). For the three years 2010-2012, our average burn rate 0.82% was below the average burn rate of our peer group, which was 1.02%. As of March 25, 2013, our overhang was approximately 4.34% of our outstanding shares. The Compensation Committee and our Board intend to continue to consider our equity expenditures in a manner that allows us to compete effectively with others in our industry to attract, retain, and motivate individuals to achieve long-term value creation for our stockholders, and we believe our that our burn rate combined with our overhang indicates that an increase of 3,100,000 shares available for issuance out of a total of 66,229,168 shares issued and outstanding (an increase of 4.7%) is unlikely to result in material dilution to our stockholders.

        Stockholders should also consider our stock ownership guidelines that define ownership expectations for directors and our executive officers. We believe that our directors and executive officers should have a significant financial stake in our company to ensure that their interests are aligned with those of our stockholders. Under our stock ownership guidelines, (i) independent directors are required to own stock equal in value to at least three times their annual retainer, (ii) our CEO is required to own stock equal in value to five times his annual salary, and (iii) our other NEOs are required to hold stock as follows: Chief Operating Officer and Chief Financial Officer—three times their respective annual base salaries and Senior Vice Presidents and Vice Presidents—one times their respective annual base salaries. The Compensation Committee annually reviews the progress toward meeting the stock ownership guidelines by our executive officers, including our NEOs.

Eligibility and Participation

        Certain eligible employees, including our NEOs, and members of the Board are eligible to participate in our Equity Plan and be granted awards under our Equity Plan. As of March 25, 2013, we had 731 employees and eight members of the Board currently eligible to participate, and 433 of our employees were participants in the LTIP. Subject to the provisions of our Equity Plan, the committee may from time to time, in its sole discretion, select from among eligible employees and members of the Board to whom awards shall be granted under our Equity Plan and shall determine in its discretion the nature, terms, conditions, and amount of each award.

Duration

        Subject to the right of the committee or the Board to amend or terminate our Equity Plan at any time, our Equity Plan shall remain in effect, until the earlier of the tenth anniversary of the effective date of the amendment of our Equity Plan, which will be May 22, 2013, subject to stockholder approval, or when all shares of common stock subject to our Equity Plan have been purchased or acquired according to our Equity Plan's provisions. Any previously granted awards under our Equity Plan that remain outstanding as of the date of expiration or other termination of our Equity Plan shall not be affected by such expiration or other termination and shall continue in effect in accordance with their respective terms.

Restricted Stock Awards

        Restricted stock may be issued for services rendered with any or no additional purchase price as shall be determined by the committee in its discretion and may be subject to certain restrictions and to a risk of forfeiture as set forth in the award agreement. A participant to whom shares of restricted stock are granted shall, upon issuance of a stock certificate for the shares issued, have all of the rights of ownership with respect to the shares subject to such restricted stock award, including the right to vote the same and receive any dividends paid thereon; subject however, to the terms, conditions, and restrictions contained in our Equity Plan and in the applicable award agreement.

Restricted Stock Unit Awards

        Each RSU awarded shall represent a right for one share of common stock to be delivered upon settlement of the award, which right shall be subject to a risk of forfeiture and cancellation and to the other terms and conditions set forth in our Equity Plan and the award agreement. An RSU award agreement may provide for cancellation of RSUs upon termination of the participant's employment or other relationship with us or nonperformance of specified performance goals or measures established by the committee. An RSU award agreement may also provide for vesting periods that require the passage of time and/or the occurrence of events in order for the RSUs to vest and become no longer subject to cancellation. RSUs shall not be credited with dividend equivalents unless specifically provided for in the applicable award agreement, and then only upon such terms and conditions as set forth in such award agreement. The committee, in its discretion, is free to specify terms and conditions other than those described above.

        Settlement of a RSU award shall be made in accordance with the terms and conditions of the applicable award agreement. A RSU award agreement may provide that settlement may be made solely through the issuance of shares of common stock or at the mutual election of the participant and the Company, in a combination of shares of common stock and cash. Upon the settlement of a RSU award, we shall deliver to the participant the number of shares of common stock issued to the participant in settlement of the award, which shares may be delivered in book-entry or certificated form.

        The Compensation Committee has the authority to delegate to the Chief Executive Officer the power to issue RSUs with an annual aggregate value of up to $1,000,000 per year to our non-officer employees.

Stock Options

        Subject to the terms and provisions of our Equity Plan, ISOs and NSOs may be granted to participants in such number, upon such terms, and at such times as shall be determined by the committee. Notwithstanding the foregoing, no ISOs may be granted more than ten years after May 22, 2013. Each stock option granted to a participant shall expire at such time as the committee shall determine at the time of grant; provided however, no stock option shall be exercisable later than the tenth anniversary date of its grant. Stock options granted under our Equity Plan shall be exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions as the committee shall in each instance approve, which need not be the same for each grant or for each participant.

        The stock option price for each grant of a stock option shall be determined by the committee and shall be specified in the award agreement. The stock option price may include a stock option price based on 100 percent of the fair market value of the shares of common stock on the date of grant, a stock option price that is set at a premium to the fair market value of the shares of common stock on the date of grant, or a stock option price that is indexed to the fair market value of the shares of common stock on the date of grant, with the index determined by the committee in its discretion. The stock option price for each stock option grant, whether issued as an ISO or an NSO, shall be not less than 100 percent of the fair market value of the underlying shares of common stock on the date of grant. Dividend equivalents are not permitted for stock options.

SARs

        Subject to the terms and conditions of our Equity Plan, SARs may be granted to participants at any time and from time to time and upon such terms as shall be determined by the committee in its discretion. The committee may grant freestanding SARs, tandem SARs, or any combination of these forms of SARs. The grant price for each grant of a freestanding SAR shall be determined by the committee and shall be specified in the award agreement. The SAR grant price may include a grant price based on 100 percent of the fair market value of the underlying share on the date of grant or a grant price that is set at a premium to the fair market value of the underlying share on the date of grant. The SAR grant price shall not be less than the fair market value of the underlying share on the date of grant. The grant price of the tandem SARs shall be equal to the option price of the related option. A tandem SAR means a SAR that the committee specifies is granted in connection with a related stock option pursuant to our Equity Plan, the exercise of which shall require forfeiture of the right to purchase a share of common stock under the related stock option (and when a share of common stock is purchased under the stock option, the tandem SAR shall similarly be cancelled) or a SAR that is granted in tandem with a stock option but the exercise of such option does not cancel the SAR, but rather results in the exercise of the related SAR. Regardless of whether a stock option is granted coincident with a SAR, a SAR is not a tandem SAR unless so specified by the committee at time of grant. Dividend equivalents are not permitted for SARs.

Performance Shares and Performance Units

        Subject to the terms and conditions of our Equity Plan, performance shares and performance units may be granted at any time and from time to time as shall be determined by the committee in its discretion. Each performance share and performance unit shall have an initial value established by the committee at the time of the grant. The committee shall in its discretion set performance criteria for a performance period that shall not be shorter than 12 months, which, depending on the extent to which the performance criteria are met, will determine, in the manner established by the committee and set forth in the applicable award agreement, the value and/or amount of each performance share or performance unit that will be paid to a participant.

        Subject to our Equity Plan and the applicable award agreement, after the applicable performance period has ended, the holder of performance shares or performance units shall be entitled to receive, to the extent that the performance shares or performance units have vested, if applicable, a payout of the value or amount of performance shares or performance units, determined as a function of the extent to which the corresponding performance criteria have been achieved. The committee in its discretion may require a participant to hold the shares or other property received pursuant to such an award for a specified period of time. Payment of earned performance shares and performance units shall be made in accordance with the terms and conditions of the applicable award agreement. A performance share or performance unit award agreement may provide that payment may be made, to the extent that the performance share or performance unit has vested and the performance criteria are met, solely through the issuance of shares earned upon the expiration of the applicable performance period. The participant may elect to satisfy the participant's tax withholding obligation with respect to the award by having us withhold shares or other property or by the participant surrendering shares or other property to us with a fair market value on or near the tax withholding date equal to the tax withholding obligation.

        Dividends and other distributions declared by our Board and paid with respect to outstanding shares shall only be paid with respect to performance share and performance unit awards for shares that have been issued by us in payment of such awards to the extent that the awards have vested and upon the expiration of the applicable performance periods for the awards. Performance shares and performance units shall not be credited with dividend equivalents unless specifically provided for in the applicable award agreement and then only upon such terms and conditions as set forth in such award agreement.

Stock Based Awards

        Subject to the terms and provisions of our Equity Plan, the committee, at any time and from time and time, may grant other types of equity based or equity related awards not otherwise described by the terms of our Equity Plan (including the grant or offer for sale of unrestricted shares of common stock) in such amounts and subject to such terms and conditions including, but not limited to, being subject to performance criteria or in satisfaction of such obligations. Such awards may entail the transfer of actual shares of common stock to participants or payment in cash or otherwise of amounts based on the value of shares of common stock.

Performance Measures

        Notwithstanding any other terms of our Equity Plan, the vesting, monetization, or value (as determined by the committee) of each award other than a stock option or SAR that, at the time of grant, the committee intends to be performance based compensation to a covered employee shall be determined by the attainment of one or more performance goals as determined by the committee in conformity with Section 162(m) of the IRC. The committee shall specify in writing, by resolution or otherwise, the participants eligible to receive such an award (which may be expressed in terms of a class of individuals) and the performance goal(s) applicable to such awards within ninety (90) days after the commencement of the period to which the performance goal(s) relate(s) or such earlier time as required to comply with Section 162(m) of the IRC. No such award shall be payable unless the committee certifies in writing, by resolution or otherwise, that the performance goal(s) applicable to the award were satisfied. In no case may the committee increase the value of an award of performance based compensation above the maximum value determined under the performance formula by the attainment of the applicable performance goal(s), but the committee retains the discretion to reduce the value below such maximum. A general description of performance measures on which performance goals will be based is contained in our Equity Plan document attached to this proxy statement as Annex A.

Change of Control

Accelerated Vesting and Payment Applicable to Awards Granted prior to May 21, 2008.

        Subject to the provisions of our Equity Plan or as otherwise provided in the award agreement, for awards granted prior to May 21, 2008, in the event of a change of control, unless otherwise specifically prohibited under law or by the rules and regulations of a national securities exchange:

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  any period of restriction and other restrictions imposed on restricted stock or RSUs shall lapse, and RSUs shall be immediately payable;

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  any and all stock options and SARs granted shall become immediately exercisable;

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  the target payout opportunities attainable under all outstanding awards of performance based restricted stock and performance based RSUs, performance shares, and performance units (including but not limited to awards intended to be performance based compensation) shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the change of control, and

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  the vesting of all awards denominated in shares of common stock shall be accelerated as of the effective date of the change of control, and shall be paid out to participants within 30 days following the effective date of the change of control; and

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  awards denominated in cash shall be paid to participants in cash within 30 days following the effective date of the change of control;

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  upon a change of control, unless otherwise specifically provided in a written agreement entered into between the participant and us or an affiliate of ours, the committee shall immediately vest and pay out all other stock based awards as determined by the committee; and

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  the committee shall have the ability to unilaterally determine that all outstanding awards are cancelled upon a change of control, and the value of such awards, as determined by the committee in accordance with the terms of our Equity Plan and the award agreement, be paid out in cash in an amount based on the change of control price within a reasonable time subsequent to the change of control; provided, however, that no such payment shall be made on account of an ISO using a value higher than the fair market value on the date of settlement.

Accelerated Vesting and Payment Applicable to Awards Granted on or after May 21, 2008.

        Subject to the provisions of our Equity Plan or as otherwise provided in the award agreement, for awards granted on or after May 21, 2008, and prior to change of control, in the event a change of control occurs and a participant's employment with the Company is terminated without cause or the participant terminates his or her employment for good reason within thirty (30) months of the change of control (a "Change of Control Termination"), unless otherwise specifically prohibited under law or by the rules and regulations of a national securities exchange:

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  any period of restriction and other restrictions imposed on restricted stock or RSUs shall lapse, and RSUs shall be immediately payable;

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  any and all stock options and SARs granted shall become immediately exercisable;

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  the target payout opportunities attainable under all outstanding awards of performance based restricted stock and performance based RSUs, performance shares and performance units (including but not limited to awards intended to be performance based compensation) shall be deemed to have been fully earned based on measured performance as of the effective date of the change of control, and

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  the vesting of all awards denominated in shares of common stock shall be accelerated as of the effective date of the Change of Control Termination and shall be paid out to participants within 30 days following the effective date of the Change of Control Termination, and

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  awards denominated in cash shall be paid to participants in cash within 30 days following the effective date of the Change of Control Termination;

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  upon a Change of Control Termination, unless otherwise specifically provided in a written agreement entered into between the participant and us or an affiliate of ours, the committee shall immediately vest and pay out all other stock based awards as determined by the committee; and

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  the committee shall have the ability to unilaterally determine that all outstanding awards are cancelled upon a Change of Control Termination, and the value of such awards, as determined by the committee in accordance with the terms of our Equity Plan and the award agreement, be paid out in cash in an amount determined by the committee in accordance with the terms of our Equity Plan and the award agreement, within a reasonable time subsequent to the Change of Control Termination; provided, however, that no such payment shall be made on account of an ISO using a value higher than the fair market value on the date of settlement.

        In the event that the existence of the foregoing provisions, even if a change of control and a Change of Control Termination do not occur, would result in an award to a covered employee designed to qualify as performance based compensation to not so qualify, the committee shall have the discretion to adopt for such award such provisions as shall satisfy the requirements of Section 162(m) of the IRC.

Alternate Awards

        Subject to certain conditions set forth in our Equity Plan, no cancellation, acceleration of vesting, lapsing of restrictions, payment of an award, cash settlement, or other payment shall occur with respect to any award if the committee reasonably determines in good faith prior to the occurrence of a change of control, that such award shall be honored, assumed, or new rights substituted therefore by any successor, all as described in our Equity Plan.

Amendment, Modification, Suspension, and Termination

        The committee or the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate our Equity Plan in whole or in part; provided however, that:

  •
  except in connection with a corporate transaction involving us (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split up, spin off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the option price of outstanding options or the grant price of outstanding SARs or cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an option price or grant price that is less than the option price or grant price of the original options or SARs without stockholder approval.

  •
  no amendment or modification that would increase the total number of shares of common stock available for issuance under our Equity Plan or the total number of shares available for ISOs under our Equity Plan shall be effective unless approved by our stockholders.

  •
  to the extent necessary under any applicable law, regulation, or securities exchange or market requirement, no amendment shall be effective unless approved our stockholders in accordance with applicable law, regulation, or securities exchange or market requirement.

Adjustment of Awards

        The committee may make appropriate proportionate adjustments or substitutions in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting us or our financial statements or of changes in applicable laws, regulations, or accounting principles, whenever the committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under our Equity Plan.

        Adjustments shall be made automatically, without the necessity of committee action, on the customary and appropriate arithmetical basis, in the case of any stock split, including a stock split affected by means of a stock dividend and in the case of any other dividend paid in shares of common stock. Adjustments shall be made in the discretion of the committee with respect to other corporate events or transactions.

Securities Registration

        We have registered under the Securities Act of 1933, as amended (the "Securities Act") the issuance of previously authorized shares of common stock under our Equity Plan, and plans to register the issuance of the additional shares under these amendments if approved by our stockholders. Accordingly, participants will be able to sell shares issued under our Equity Plan once any vesting and holding periods are satisfied, subject to other requirements of the Securities Act.

Tax Matters

        ISOs.    The grant of an ISO will not result in any immediate tax consequences to us or the optionee. An optionee will not recognize taxable income and we will not be entitled to any deduction upon the timely exercise of an ISO, but the excess of the fair market value of the shares of common stock acquired over the stock option price will be an item of tax preference for purposes of the alternative minimum tax. If the optionee does not dispose of the shares of common stock acquired within one year after their receipt (and within two years after the option was granted), gain or loss recognized on the subsequent disposition of the shares of common stock will be treated as long term capital gain or loss. Capital losses of individuals are deductible only against capital gains and a limited amount of ordinary income. In the event of an earlier disposition, the optionee will recognize ordinary taxable income in an amount equal to the lesser of (i) the excess of the fair market value of the shares of common stock on the date of exercise over the option price, or (ii) if the disposition is a taxable sale or exchange, the amount of any gain recognized. Upon such a disqualifying disposition, we will be entitled to a deduction in the same amount and at the same time as the optionee recognizes such ordinary taxable income.

        NSOs.    The grant of a NSO will not result in any immediate tax consequences to us or the optionee. Upon the exercise of a NSO, the optionee will recognize ordinary taxable income, and we will be entitled to a deduction, equal to the difference between the stock option price and the fair market value of the shares of common stock acquired at the time of exercise.

        SARs.    The grant of either a tandem SAR or a freestanding SAR will not result in any immediate tax consequences to us or the grantee. Upon the exercise of either a tandem SAR or a freestanding SAR, any cash received and the fair market value on the exercise date of any shares of common stock received will constitute ordinary taxable income to the grantee. We will be entitled to a deduction in the same amount and at the same time.

        Restricted Stock.    A grantee normally will not recognize taxable income upon an award of restricted stock, and we will not be entitled to a deduction, until the termination of the restrictions. Upon such termination, the grantee will recognize ordinary taxable income in an amount equal to the fair market value of the shares of common stock at that time, plus the amount of any dividends and interest thereon to which the grantee then becomes entitled. However, a grantee may elect to recognize ordinary taxable income in the year the restricted stock is awarded in an amount equal to its fair market value at that time, determined without regard to the restrictions. We will be entitled to a deduction in the same amount and at the same time as the grantee recognizes income, subject to the limitations of Section 162(m) of the IRC.

        RSUs.    The grant of an RSU will not result in any immediate tax consequences to us or the grantee. Upon payment of a RSU, the grantee will recognize ordinary taxable income in an amount equal to the fair market value of the shares of common stock or cash received at that time. We will be entitled to a deduction in the same amount and at the same time, subject to the limitations of Section 162(m) of the IRC.

        Performance Shares and Performance Units.    The grant of a performance share or performance unit will not result in any immediate tax consequences to us or the grantee. Upon payment of a performance share or performance unit, the grantee will recognize ordinary taxable income in an amount equal to the fair market value of the shares of common stock or cash received at that time. We will be entitled to a deduction in the same amount and at the same time, subject to the limitations of Section 162(m) of the IRC.

        Payouts of Performance Compensation Awards.    The designation of an award of restricted stock, RSUs, performance shares, or performance units as a performance compensation award will not change the tax treatment described above to an employee who receives such an award or grant. Such a designation will, however, enable such award or grant to qualify as performance based compensation not subject to the $1 million limitation on deductible compensation under Section 162(m) of the IRC. Applicable taxes required by law will be withheld from all amounts paid in satisfaction of an award. The amount of the withholding will generally be determined with reference to the closing price of the shares of common stock as reported on the NYSE on the date of determination.

        Golden Parachute Tax and Section 280G of the IRC.    If an award is accelerated as a result of either (i) a change of control of the Company for awards granted prior to May 21, 2008, or (ii) a change of control of the Company and a termination of a participant's employment either by us without cause or by the participant for good reason within 30 months of the change of control for awards granted on or after May 21, 2008, all or a portion of the value of the award at that time may be a "parachute payment" under Section 280G of the IRC for certain employees and other individuals who perform services for us. Section 280G generally provides that if parachute payments equal or exceed three times an award holder's average W-2 compensation for the five tax years preceding the year of the change of control, we will not be permitted to claim its deduction with respect to any "excess parachute payments" made to the individual. An "excess parachute payment" generally is the portion of a parachute payment that exceeds such individual's historical average compensation. Section 280G of the IRC generally applies to employees or other individuals who perform services for us if within the 12 month period preceding the change of control the individual is an officer of the Company, a stockholder owning more than one percent of our stock, or a member of the group consisting of the lesser of the highest paid one percent of our employees or the highest paid 250 of our employees. A recipient of an excess parachute payment is subject to a 20 percent excise tax on such excess parachute payment under Section 4999 of the IRC.

        The discussion set forth above is intended only as a summary and does not purport to be a complete enunciation or analysis of all potential tax consequences relevant to recipients of awards under our Equity Plan. We have not undertaken to discuss the tax treatment of awards under our Equity Plan in connection with a merger, consolidation, or similar transaction. Such treatment will depend on the terms of the transaction and the method of dealing with the awards in connection therewith.

New Plan Benefits Table

        We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our executive officers, employees or directors under our Equity Plan. Such awards will be subject to limits as set forth in Section 4.1 of our Equity Plan document attached to this proxy statement as Annex A.

        The following table sets forth the RSU and PSU awards granted in 2012 under our Equity Plan to each of our NEOs, executive officers as a group, and participating employees (excluding NEOs and other executive officers) as a group as well as restricted stock granted in 2012 to non-executive directors as a group related to the service period from May 24, 2012, through May 22, 2013.

Total Shares(1)
Anthony J. Best	68,317
Javan D. Ottoson	41,231
A. Wade Pursell	25,375
David W. Copeland	10,736
Herbert S. Vogel	11,521
All executive officers as a group (13 persons, including those named above)	209,882
All current directors who are not executive officers as a group (8 persons)	30,486
All current participating employees, excluding executive officers, as a group	484,303

(1)
Total shares are calculated based upon one share for each RSU, PSU, and share of restricted stock.

Disclosure with Respect to Equity Compensation Plan

        For a table providing information as of December 31, 2012, concerning equity awards granted under our Equity Plan, please see the "Equity Compensation Plans" section of this Proxy Statement.

Recommendation of the Board

        The Board recommends voting "FOR" Proposal 4.

PROPOSAL 5—REAPPROVAL OF PERFORMANCE-BASED
MEASURES UNDER OUR CASH BONUS PLAN

        Stockholders are being asked to reapprove the performance measures that may be used for payment of bonuses under our Cash Bonus Plan in order to allow future bonus payments granted under our Cash Bonus Plan to qualify as tax-deductible "performance-based compensation" under Section 162(m). Section 162(m) generally imposes a $1 million limitation, subject to certain exceptions, on a public company's income tax deductibility in any tax year with respect to compensation paid to any employee who is the chief executive officer, or one of the three highest paid executive officers on the last day of that tax year (other than the chief executive officer or the chief financial officer). This limitation does not apply to certain "performance-based" compensation paid under a stockholder approved plan that meets the requirements of Section 162(m) and the related IRS regulations. To satisfy the exception for "performance-based" compensation, Section 162(m) generally requires, among other things, that the performance measures under a stockholder approved plan be reapproved by stockholders once every five years. Our Cash Bonus Plan was last approved by our stockholders in May 2008.

        All of our employees are eligible participants for our Cash Bonus Plan. As of March 25, 2013, we had 731 employees. Our Cash Bonus Plan is a cash-based incentive compensation plan that includes the performance measures listed below, which are designed to allow for bonus payments under our Cash Bonus Plan to qualify as "performance-based" compensation exempt from the deduction limitations under Section 162(m).

Background of the Proposal

        We initially established our Cash Bonus Plan in 1992. Our Cash Bonus Plan was last approved by our stockholders on May 21, 2008. We intend to administer the plan in a manner that will allow us to qualify bonus payments made pursuant to Cash Bonus Plan as "performance-based" under Section 162(m). As noted above, if the bonus payments made pursuant to Cash Bonus Plan qualify as "performance-based" under Section 162(m), we will be able to deduct these bonus payments fully as a compensation expense. The requirements that compensation must meet to qualify as "performance-based" under Section 162(m) include the following: (i) payment of the compensation must be contingent upon achievement of performance goals that are established and administered by an independent Board committee in a manner specified under Section 162(m); (ii) the performance measures that may be used to establish the performance goals must be approved by stockholders; (iii) there must be a limit on the amount of compensation that may be paid to any participant during a specified period of time; and (iv) achievement of the pre-established performance goals must be substantially uncertain at the time the individual awards are approved. Section 162(m) also imposes certain independence requirements on the committee of the Board administering the performance-based compensation program.

        We seek stockholder reapproval of the performance measures identified in our Cash Bonus Plan because Section 162(m) requires that stockholders reapprove the performance measures once every five years if the Compensation Committee may establish the actual performance goals for the specified performance period, or if there are material changes to the plan. Our Cash Bonus Plan has the same material provisions as those approved at the 2008 annual meeting of stockholders. Approval of this proposal will allow us to continue its practice of providing cash bonus payments that qualify as Section 162(m) "performance-based" awards for the next five years.

        Cash bonus payments under our Cash Bonus Plan may be made to our current employees. Stockholder approval of this proposal will constitute approval of the performance measures of our Cash Bonus Plan for purposes of Section 162(m). The performance measures for purposes of Section 162(m) are generally described under our Cash Bonus Plan as follows:

  •
  increases in, or levels of, net asset value; net asset value per share; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net income and/or earnings per share;

  •
  return on equity, return on assets or net assets, return on capital (including return on total capital or return on invested capital);

  •
  share price or stockholder return performance (including, but not limited to, growth measures and total stockholder return, which may be measured in absolute terms and/or in comparison to a group of peer companies or an index);

  •
  oil and gas reserve replacement, reserve growth and finding and development cost targets;

  •
  oil and gas production targets;

  •
  performance of investments in oil and gas properties;

  •
  cash flow measures (including, but not limited to, cash flows from operating activities, discretionary cash flows, and cash flow return on investment, assets, equity or capital); and

  •
  increases in, or levels of, operating and/or nonoperating expenses.

        Under our Cash Bonus Plan, any performance measure(s) may be used to measure our performance as a whole and/or any one or more regional operations and/or affiliates of the Company or any combination thereof, as the Compensation Committee may deem appropriate, and any performance measure(s) may be used in comparison to the performance of a group of peer companies, or a published or special index that the Compensation Committee, in its sole discretion, deems appropriate.

        Pursuant to the terms of the Cash Bonus Plan, the maximum aggregate amount paid as a bonus under the Cash Bonus Plan to any one "covered employee" in any one calendar year shall not exceed $2,000,000.

        If our stockholders do not approve this proposal, then our Cash Bonus Plan will continue in its current form. However, we will no longer be able to provide bonus payments pursuant to our Cash Bonus Plan to "covered employees" that qualify as performance-based compensation under Section 162(m).

Federal Income Tax Consequences

        Upon payment, each participant will recognize ordinary income in an amount equal to the cash received. When the participant recognizes ordinary income upon payment of an award, we expect that we will generally be entitled to a tax deduction in the same amount.

        Although our Cash Bonus Plan is designed so that awards qualify for the performance-based exception under Section 162(m), the Compensation Committee reserves the right to grant awards that do not qualify for this exception, and, in some cases, the exception may cease to be available for some or all awards that otherwise so qualify. Thus, it is possible that Section 162(m) may disallow compensation deductions that would otherwise be available to us.

New Plan Benefits Table

        We cannot currently determine the benefits subject to awards that may be granted in the future to our executive officers, employees or directors under our Cash Bonus Plan. Such awards will be subject to limits as set forth in Section 2 of our Cash Bonus Plan document attached to this proxy statement as Annex B.

        The following table sets forth the cash bonuses paid in 2012 under our Cash Bonus Plan to each of our NEOs, executive officers as a group, and all eligible employees (excluding NEOs and executive officers) as a group as well to our non-executive directors as a group related to the service period from May 24, 2012, through May 22, 2013.

Total STIP Payment
Anthony J. Best	$560,000
Javan D. Ottoson	$335,000
A. Wade Pursell	$250,000
David W. Copeland	$200,000
Herbert S. Vogel	$155,697
All executive officers as a group (13 persons, including those named above)	$2,525,487
All current directors who are not executive officers as a group (8 persons)	$—
All current eligible employees, excluding executive officers, as a group	$13,493,904

Recommendation of the Board

        The Board recommends voting "FOR" Proposal 5.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is appointed by the Board of Directors of SM Energy Company to assist the Board in fulfilling its oversight responsibilities with respect to (a) the integrity of SM Energy Company's financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (b) the qualifications, independence, and performance of SM Energy Company's independent registered public accounting firm, (c) the performance of SM Energy Company's internal audit function, and (d) other matters as set forth in the charter of the Audit Committee approved by the Board.

        Management is responsible for SM Energy Company's financial statements and the financial reporting process, including the systems of internal controls and disclosure controls and procedures. Deloitte & Touche LLP, our independent registered public accounting firm for the year ended December 31, 2012, was responsible for performing an independent audit of SM Energy Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In connection with these responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of SM Energy Company for the year ended December 31, 2012. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm that firm's independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of SM Energy Company be included in SM Energy Company's Annual Report on Form 10-K for the year ended December 31, 2012.

        Respectfully submitted by the Audit Committee of the Board of Directors,

  William J. Gardiner, Chair
  Larry W. Bickle
  Loren M. Leiker
  Julio M. Quintana

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        To the knowledge of management, neither D&T nor any of its members had any direct or material indirect financial interest in our company or any connection with our company in any capacity other than as our independent registered public accounting firm for the years ended December 31, 2012 and 2011.

        We paid no fees to EY for any services provided in the years ended December 31, 2012, and 2011. We paid the following fees to D&T for the audit of the consolidated financial statements and for other services provided in the years ended December 31, 2012, and 2011. All services and fees, including tax service fees, were pre-approved by the Audit Committee.

	2012	2011
Audit Fees(1)	$799,635	$908,850
Audit Related Fees(2)	—	—
Tax Fees(3)	12,000	10,000
All Other Fees	—	—

Total Fees	$811,635	$918,850

(1)
Includes reviews of registration statements and related consents and comfort letters.

(2)
Includes out-of-pocket expenses related to travel to Audit Committee and stockholder meetings.

(3)
Includes basic compliance services and assistance with technical research.

        The Audit Committee concluded that the provision of the non-audit services, such as tax services, was compatible with maintaining D&T's independence.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

        The charter of the Audit Committee provides that the Audit Committee shall approve the fees and any other significant compensation to be paid to the independent registered public accounting firm, and shall approve in advance any non-audit services to be performed by the independent registered public accounting firm. Such pre-approval requirement for non-audit services may be waived only if the non-audit services meet a de minimis exception allowed by law. Accordingly, it is the Audit Committee's policy that, prior to the engagement of the independent registered public accounting firm, the Audit Committee shall review and pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm (including the related fees and other terms of such services).

        In connection with this policy, the following procedures are followed: (a) if applicable, each year the Audit Committee reviews and pre-approves a schedule of services and estimated fees for proposed audit and non-audit services to be provided by the independent registered public accounting firm during the next annual audit cycle, which schedule is detailed as to the particular services to be performed by the independent registered public accounting firm; (b) actual amounts paid to the independent registered public accounting firm are monitored by financial management of our company and reported to the Audit Committee; (c) any services proposed to be provided by the independent registered public accounting firm and the related fees that have not been pre-approved during the annual review by the Audit Committee must be pre-approved by the Audit Committee in advance of any work performed; and (d) incremental fees for previously approved services that are expected to exceed the previously approved fee estimate must also be pre-approved by the Audit Committee.

 STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

        Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2014 Annual Meeting of Stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, stockholder proposals must be received by our Corporate Secretary no later than December 12, 2013.

        In addition to the requirements of Rule 14a-8, and as more specifically provided for in our By-Laws, in order for a nomination of persons for election to the Board or a proposal of business to be properly brought before the 2014 Annual Meeting of Stockholders, it must be either specified in the notice of the meeting given by our Corporate Secretary or otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote and who complies with the notice procedures set forth in our By-Laws. A stockholder making a nomination for election to the Board or a proposal of business for the 2014 Annual Meeting of Stockholders must deliver proper notice to our Corporate Secretary not earlier than the close of business on the 105th day prior to the first anniversary of the date of the 2013 Annual Meeting nor later than the close of business on the 75th day prior to the first anniversary of the 2013 Annual Meeting. In other words, for a stockholder nomination for election to the Board or a proposal of business to be considered at the 2014 Annual Meeting of Stockholders, it should be properly submitted to our Corporate Secretary no earlier than February 6, 2014, and no later than March 8, 2014. If the date of our 2013 Annual Meeting of Stockholders changes by more than 20 days before or after May 22, 2013, then stockholder nominations and proposals must be received not earlier than the close of business on the 105th day prior to the date of the 2014 Annual Meeting of Stockholders and not later than the close of business on the later of the 75th day prior to the date of the 2014 Annual Meeting of Stockholders or, if the first public announcement of the date of the 2014 Annual Meeting of Stockholders is less than 85 days prior to the date of the meeting, the 10th day following the day on which public announcement of the date of the 2014 Annual Meeting of Stockholders is first made by us. For additional information about stockholder nominations and proposals, see "Corporate Governance—Director Nomination Process."

        Under Rule 14a-4(c) of the Exchange Act, the Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2014 Annual Meeting of Stockholders that the stockholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how the Board intends to exercise its discretion to vote on the matter, unless we are notified of the proposal on or before February 25, 2014, and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). If we first receive notice of the matter after February 25, 2014, and the matter nonetheless is permitted to be presented at the 2014 Annual Meeting of Stockholders, the Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

2012 ANNUAL REPORT

        Our Annual Report is being made available to our stockholders concurrently with this Proxy Statement and does not form part of the proxy solicitation material.

        We filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, with the SEC. It is available free of charge at the SEC's web site at www.sec.gov. Upon written request by a stockholder, we will mail, without charge, a copy of the Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Form 10-K. Exhibits to the Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. Such requests may be made by writing to our Corporate Secretary at the address specified above.

 OTHER MATTERS

        Management does not know of any matters to be brought before the Annual Meeting other than the election of directors, the ratification of the appointment by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for 2013, the advisory vote to approve the compensation of our named executive officers, the approval of the amendments to our Equity Plan and the reapproval of our Cash Bonus Plan. If any other matters not mentioned in this Proxy Statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

        Whether or not you intend to be present at the Annual Meeting, we urge you to submit your proxy promptly.

By Order of the Board of Directors,

David W. Copeland Executive Vice President, General Counsel and Corporate Secretary

April 11, 2013

ANNEX A

SM ENERGY COMPANY

EQUITY INCENTIVE COMPENSATION PLAN

As Amended as of May 22, 2013

ARTICLE 1.

ESTABLISHMENT, PURPOSE AND DURATION

        1.1    Establishment.    SM Energy Company, a Delaware corporation (the "Company"), has established an equity incentive compensation plan formerly known as the 2006 Equity Incentive Compensation Plan (the "Plan"), originally adopted effective May 17, 2006. On March 26, 2009, the Plan was renamed as the Equity Incentive Compensation Plan. The Plan permits the grant of Restricted Stock, Restricted Stock Units, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Performance Shares, Performance Units and Stock Based Awards. The Plan as amended and restated herein will become effective upon its approval by the Company's stockholders on May 22, 2013 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

        1.2    Purpose.    The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of the Participants to those of the Company's stockholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to attract, motivate, and retain the services of Participants upon whose judgment, interest, and special effort the success of the Company is substantially dependent.

        1.3    Duration.    The Plan commenced as of May 17, 2006, as set forth in Section 1.1 hereof, and shall remain in effect, subject to the right of the Committee or the Board to amend or terminate the Plan at any time pursuant to Article XIV hereof, until the earlier of (i) the tenth anniversary of the Effective Date, or (ii) when all Shares subject to the Plan have been purchased or acquired according to the Plan's provisions. Any previously granted Awards under this Plan which remain outstanding as of the date of expiration or other termination of the Plan shall not be affected by such expiration or other termination and shall continue in effect in accordance with their respective terms.

        1.4    Successor Plan.    This Plan shall serve as the successor to the St. Mary Land & Exploration Company Stock Option Plan, the St. Mary Land & Exploration Company Incentive Stock Option Plan, the St. Mary Land & Exploration Company Restricted Stock Plan, and the St. Mary Land & Exploration Company Non-Employee Director Stock Compensation Plan (collectively, the "Predecessor Plans"), and no further grants or awards shall be made under the Predecessor Plans from and after May 17, 2006. Each outstanding grant or award under a Predecessor Plan immediately prior to May 17, 2006 shall continue to be governed solely by the terms and conditions of the applicable Predecessor Plan and the instruments evidencing such grant or award, and, except as otherwise expressly provided herein or by the Committee, no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of such outstanding grants or awards under the Predecessor Plans. Any Shares reserved for issuance under the Predecessor Plans in excess of the number of Shares as to which grants or awards have been made thereunder shall be transferred into this Plan as of May 17, 2006 and shall become available for Awards under this Plan. Any Shares related to grants or awards made under the Predecessor Plans that after May 17, 2006 may lapse, expire, terminate, or are cancelled, are settled in cash in lieu of common stock, are tendered (either by actual delivery or attestation) to pay the option price, or are used to satisfy any tax withholding requirements shall be deemed to be available for issuance or reissuance under Section 4.1 of this Plan.

 ARTICLE 2.
DEFINITIONS AND CONSTRUCTION

        2.1    Definitions.    Whenever used herein, the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when such meaning is intended the term shall be capitalized.

          (a)   "Affiliate" shall have the meaning given to such term in Rule 12b-2 under the Exchange Act, with reference to the Company, and shall also include any corporation, partnership, joint venture, limited liability company or other entity in which the Company owns, directly or indirectly, at least 50 percent of the total combined voting power of such corporation or of the capital interest or profits interest of such partnership or other entity.

          (b)   "Award" means, individually or collectively, a grant or award under this Plan of Restricted Stock, Restricted Stock Units, NQSOs, ISOs, SARs, Performance Shares, Performance Units or Stock Based Awards, in each case subject to the terms of this Plan.

          (c)   "Award Agreement" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to Awards granted under this Plan; or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award. All Award Agreements shall be deemed to incorporate the provisions of the Plan. An Award Agreement need not be identical to other Award Agreements either in form or substance. An Award Agreement may be transmitted electronically to the Participant in the discretion of the Company.

          (d)   "Board" or "Board of Directors" means the Board of Directors of the Company.

          (e)   "Change of Control" shall mean any of the following events:

              (i)  (A)    The acquisition by any individual or entity (a "Person") or Persons acting as a group of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50 percent of either (1) the then value of the outstanding shares of common stock of the Company, or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors.

              (B)  For purposes of paragraph (A), Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. If a Person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. For purposes of determining stock ownership, see (e)(iv) below.

             (ii)  A majority of members of the Board is replaced during any 12 month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

            (iii)  (A)    Any one Person, or more than one Person acting as a group (as determined in (e)(iii)(C) below), acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than 50 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

    For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

              (B)  A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to—

                (1)   A stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

                (2)   An entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

                (3)   A Person, or more than one Person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company; or

                (4)   An entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a Person described in (e)(iii)(B)(3). For purposes of this paragraph (e)(iii)(B) and except as otherwise provided, a Person's status is determined immediately after the transfer of the assets. For example, a transfer to a corporation in which the Company has no ownership interest before the transaction, but which is a majority owned subsidiary of the Company after the transaction, is not treated as a change in the ownership of the assets of the Company.

              (C)  Persons will not be considered to be acting as a group for purposes of this paragraph (e)(iii) solely because they purchase assets of the Company at the same time. However, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company. If a Person, including an entity shareholder, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only to the extent of the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

              (D)  For purposes of determining stock ownership, see (e)(iv) below.

            (iv)  For purposes of determining whether there has been a Change of Control, Section 318(a) of the Code applies to determine stock ownership. Stock underlying a vested option is considered owned by the individual who holds the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by §§1.83-3(b) and (j) of the income tax regulations promulgated by the Internal Revenue Service), the stock underlying the option is not treated as owned by the individual who holds the option.

          (f)    "Change of Control Price" means the highest per share price for Shares offered in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change of Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the Shares on any of the 30 trading days immediately preceding the date on which a Change of Control occurs.

          (g)   "Change of Control Termination" has the meaning set forth in Section 13.2 hereof.

          (h)   "Code" means the Internal Revenue Code of 1986, as amended.

          (i)    "Committee" means the Compensation Committee of the Board of Directors, or any other duly authorized committee of the Board appointed by the Board to administer the Plan. The Committee shall be comprised of two or more directors, and each member of the Committee shall be a Non-Employee Director, an "outside director" within the meaning of the regulations under Section 162(m) of the Code, and an "independent director" for purposes of the rules and regulations of the New York Stock Exchange ("NYSE") (or such other principal securities market on which the Shares are traded).

          (j)    "Company" means SM Energy Company, a Delaware corporation, and any successor thereto as provided in Article XVII hereof.

          (k)   "Covered Employee" means an Employee who is, or who the Committee expects to become, a "covered employee" within the meaning of Section 162(m) of the Code.

          (l)    "Director" means any individual who is a member of the Board of Directors of the Company.

          (m)  "Dividend Equivalent" means a right with respect to an Award to receive cash, Shares or other property equal in value and form to dividends declared by the Board and paid with respect to outstanding Shares. Dividend Equivalents shall not apply to Options or Stock Appreciation Rights, and shall not apply to any other type of Award unless specifically provided for in the Award Agreement, and if specifically provided for in the Award Agreement shall be subject to such terms and conditions set forth in the Award Agreement as the Committee shall determine. Dividend Equivalents credited in connection with Performance Units or Restricted Stock Units that vest based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the underlying Award.

          (n)   "Employee" means any employee of the Company or an Affiliate. Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under this Plan.

          (o)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (p)   "Fair Market Value" or "FMV" means a value or price that is based on the opening, closing, actual, high, low or average selling prices per Share on the NYSE or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Such definition(s) of FMV may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement or payout of an Award. If Shares are not traded on an established stock exchange, FMV shall be determined by the Committee based on objective criteria.

          (q)   "Fiscal Year" means the year commencing on January 1 and ending on December 31, or such other fiscal year period as approved by the Board.

          (r)   "Freestanding SAR" means a SAR that is not a Tandem SAR, as described in Article VIII herein.

          (s)   "Grant Price" means the price against which the amount payable is determined upon exercise of a SAR.

          (t)    "Incentive Stock Option" or "ISO" means an Option to purchase Shares granted under Article VII herein and that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code, or any successor provision.

          (u)   "Non-Employee Director" means a Director who meets the definition of a "Non-Employee Director" set forth in Rule 16b-3(b)(3) under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

          (v)   "Nonqualified Stock Option" or "NQSO" means an Option to purchase Shares granted under Article VII herein, which is not intended to be an Incentive Stock Option or which otherwise does not meet the requirements for an ISO.

          (w)  "Option" means the conditional right to purchase Shares at a stated Option Price for a specified period of time in the form of an Incentive Stock Option or a Nonqualified Stock Option subject to the terms of this Plan.

          (x)   "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

          (y)   "Participant" means a participant holding an outstanding Award granted under the Plan.

          (z)   "Performance Based Compensation" means compensation under an Award that is granted in order to provide remuneration solely on account of the attainment of one or more Performance Goals under circumstances that satisfy the requirements of Section 162(m) of the Code.

          (aa) "Performance Goal" means a performance criterion selected by the Committee for a particular Award for purposes of Article XI based on one or more Performance Measures.

          (bb) "Performance Measures" mean measures as described in Article XI, the attainment of one or more of which shall, as determined by the Committee, determine the vesting, monetization, or value of an Award to a Covered Employee that is designated to qualify as Performance Based Compensation.

          (cc) "Performance Period" means the period of time, which shall not be shorter than 12 months, during which the assigned performance criteria must be met in order to determine the degree of payout and/or vesting with respect to an Award of Performance Shares or Performance Units.

          (dd) "Performance Share" means an Award granted under Article IX herein, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

          (ee) "Performance Unit" means an Award granted under Article IX herein, denominated in units, which may be valued by reference to a designated amount of property other than Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

          (ff)  "Plan" means this Equity Incentive Compensation Plan, as it may be amended from time to time.

          (gg) "Restricted Stock" means an Award under Article VI of Shares that may be subject to certain restrictions and to a risk of forfeiture as set forth in the Award Agreement.

          (hh) "Restricted Stock Unit" means an Award under Article VI that is valued by reference to a Share, which value may be paid by delivery of Shares or cash or a combination thereof upon settlement of the Award, subject to the specific terms and conditions of the Award as set forth in the Award Agreement.

           (ii)  "Securities Act" means the Securities Act of 1933, as amended.

          (jj)   "Shares" means shares of common stock of the Company, $0.01 par value per share.

          (kk) "Stock Appreciation Right" or "SAR" means the conditional right to receive the difference between the FMV of a Share on the date of exercise over the Grant Price, pursuant to the terms of Article VIII herein.

          (ll)   "Stock Based Award" means an equity based or equity related Award granted pursuant to the terms of Article X herein.

          (mm)  "Substitute Award" means Awards granted or Shares issued by the Company in assumption of or in substitution or exchange for Awards previously granted or the right or obligation to make future Awards, in each case by a company acquired by the Company or any Affiliate, or a company with which the Company or any Affiliate combines.

          (nn) "Tandem SAR" means a SAR that the Committee specifies pursuant to Article VIII herein is granted in connection with a related Option, the exercise of which SAR shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be cancelled), or a SAR that is granted in tandem with an Option but the exercise of such Option does not cancel the SAR, but rather results in the exercise of the related SAR. Regardless of whether an Option is granted coincident with a SAR, a SAR is not a Tandem SAR unless so specified by the Committee at the time of grant.

        2.2    Construction.    Captions and titles contained herein are for convenience of reference only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, any definition of any term herein in the singular also shall include the plural.

ARTICLE 3.
ADMINISTRATION

        3.1    General.    The Committee shall be responsible for administering the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive, and binding upon the Participants, the Company, and all other interested parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.

        3.2    Authority of the Committee.    The Committee shall have full and exclusive discretionary power to (i) interpret the terms and the intent of the Plan, any Award and any Award Agreement or other agreement ancillary to or in connection with the Plan, (ii) determine eligibility for Awards and select those who will become Participants in the Plan, (iii) adopt such rules, regulations, and guidelines for administering the Plan as the Committee may deem necessary or proper, (iv) provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company with respect to the Plan and (v) make all other determinations necessary or advisable for the administration of the Plan. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions and, subject to Article XIV, adopting modifications, amendments or subplans to the Plan or any Award Agreement. Subject to the terms and provisions of the Plan, the Committee shall have complete discretion in determining the nature, terms, conditions and amount of each Award. In making such determinations, the Committee may take into account the nature of services rendered by the recipient of the Award, such person's present and potential contributions to the Company and such other factors as the Committee in its discretion shall deem relevant.

        3.3    Delegation.    The Committee may delegate to one or more of its members any of the Committee's administrative duties or powers as it may deem advisable; provided, however, that any such delegation shall not be inconsistent with the provisions of Rule 16b-3 under the Exchange Act or Section 162(m) of the Code as to actions to be taken by the Committee in connection therewith. In addition, the Committee may delegate to the Chief Executive Officer of the Company the power to grant Restricted Stock Units to non-executive employees in an amount not to exceed $1,000,000 in any one year.

ARTICLE 4.
SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

        4.1    Total Number of Shares Available for Awards.    Subject to adjustment as provided in Section 4.2 herein, the total number of Shares hereby made available and reserved for issuance to Participants pursuant to Awards granted under the Plan shall be 10,700,000, plus any remaining Shares available for issuance under the Predecessor Plans as set forth in Section 1.4 (with such total number of Shares, including such adjustment and remaining Shares, to be referred to as the "Total Share Authorization"). Any Shares issued in connection with an Option or SAR shall be counted against the Total Share Authorization limit as one Share for every one Share issued. Any Shares issued pursuant to Awards granted on or before May 20, 2009 in connection with an Award other than an Option or SAR shall be counted against the Total Share Authorization limit as two Shares for every one Share issued. Any Shares issued pursuant to Awards granted after May 20, 2009 but before May 22, 2013 in connection with an Award other than an Option or SAR shall be counted against the Total Share Authorization limit as 1.43 Shares for every one Share issued. Any Shares issued pursuant to Awards granted after May 22, 2013 in connection with any Award shall be counted against the Total Share Authorization limit as one Share for every one Share issued. The maximum aggregate number of Shares that may be issued through Nonqualified Stock Options shall be equal to the Total Share Authorization. The maximum aggregate number of Shares that may be issued through Incentive Stock Options shall be 10,700,000.

        Any Awards that are not settled in Shares shall not be counted against the Total Share Authorization limit. Any Shares related to Awards (or after May 17, 2006, awards granted or issued under the Predecessor Plans) which (i) terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such Shares, (ii) are settled in cash either in lieu of Shares or otherwise, or (iii) are exchanged with the Committee's approval for Awards not involving Shares, shall be available again for issuance under the Plan. In addition, if the Option Price of any Option granted under the Plan or the tax withholding requirement with respect to any Award granted under the Plan is satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if a SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for issuance under the Plan; provided, however, that from and after May 21, 2008 and until May 22, 2013, Shares tendered as full or partial payment to the Company of the Option Price upon exercise of Options granted under this Plan, Shares reserved for issuance upon grant of SARs, to the extent the number of reserved Shares exceeds the number of Shares actually issued upon exercise of the SARs, and Shares withheld by, or otherwise remitted to, the Company to satisfy a Participant's tax withholding obligations with respect to any Award granted under this Plan, shall not become available again for issuance under this Plan. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance Based Compensation, the following limits ("Award Limits") shall apply to grants of Awards to Covered Employees under the Plan:

          (a)   Restricted Stock/Restricted Units. The maximum aggregate number of Shares that may be granted in the form of Restricted Stock/Restricted Stock Units in any one Fiscal Year to any one Participant shall be 100,000.

          (b)   Options and SARS. The maximum aggregate number of Shares that may be granted in the form of Options or SARs in any one Fiscal Year to any one Participant shall be 200,000.

          (c)   Performance Shares/Performance Units. The maximum aggregate Award of Performance Shares or Performance Units that a Participant may receive in any one Fiscal Year shall be 200,000 Shares, and the maximum value of Performance Units that a Participant may receive with respect to Awards in any one Fiscal Year shall be a value of $5,000,000 determined as of the date of vesting or payout, as applicable.

          (d)   Stock Based Awards. The maximum aggregate grant with respect to Stock Based Awards in any one Fiscal Year to any one Participant shall be 200,000.

        4.2    Adjustments in Authorized Shares.    In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary or special dividend, stock split, reverse stock split, split up, spin off, other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to the stockholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants' rights under the Plan, shall make or provide for appropriate proportionate substitutions or adjustments, as applicable, to the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the application and computation of any Dividend Equivalents that may be provided for in Award Agreements, the Award Limits, and any other value determinations applicable to outstanding Awards or to this Plan. Such adjustments shall be made automatically, without the necessity of Committee action, on the customary and appropriate arithmetical basis, in the case of any stock split, including a stock split effected by means of a stock dividend, and in the case of any other dividend paid in Shares, and shall be made in the discretion of the Committee with respect to other corporate events or transactions. The Committee, in its sole discretion, may also make other appropriate adjustments in the terms of any Awards under the Plan to reflect, or related to, such changes or distributions and may modify any other terms of outstanding Awards, including modifications of performance criteria and changes in the length of Performance Periods, as are equitably necessary to prevent dilution or enlargement of Participant's rights under the Plan that otherwise would result from such corporate event or transaction. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan. Subject to the provisions of Article XIII and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution or conversion of Awards under this Plan in connection with any such corporate event or transaction upon such terms and conditions as it may deem appropriate. In addition, the Committee may amend the Plan, or adopt supplements to the Plan, in such manner as it deems appropriate to provide for such issuance, assumption, substitution or conversion as provided in the previous sentence.

        4.3    Substitute Awards.    Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable Award Limits, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan as provided in Section 4.1 above. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

ARTICLE 5.
ELIGIBILITY AND PARTICIPATION

        5.1    Eligibility.    All Employees and members of the Board of the Company and of any Affiliate of the Company shall be eligible to participate in the Plan and be granted Awards under the Plan.

        5.2    Actual Participation.    Subject to the provisions of the Plan, the Committee may from time to time, in its sole discretion, select from among persons eligible to participate in the Plan those to whom Awards shall be granted under the Plan, and shall determine in its discretion the nature, terms, conditions, and amount of each Award.

ARTICLE 6.
RESTRICTED STOCK AND RESTRICTED STOCK UNITS

        6.1    Grant of Restricted Stock or Restricted Stock Units.    Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, in its discretion may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts and upon such terms as the Committee shall determine.

          (a)   Restricted Stock.

              (i)  Nature of Restricted Stock. Restricted Stock may be issued for services rendered with any or no additional purchase price as shall be determined by the Committee in its discretion, and may be subject to certain restrictions and to a risk of forfeiture as set forth in the Award Agreement. A Participant to whom Shares of Restricted Stock are issued shall have all of the rights of ownership with respect to the Shares subject to such Restricted Stock Award, including the right to vote the same and receive any dividends paid thereon; subject, however, to the terms, conditions and restrictions contained in this Plan and in the applicable Award Agreement.

             (ii)  Forfeiture and Vesting. A Restricted Stock Award Agreement may provide for forfeiture of the Restricted Stock upon termination of the Participant's employment or other relationship with the Company or nonperformance of specified performance goals or measures established by the Committee. A Restricted Stock Award Agreement may also provide for (i) vesting periods which require the passage of time and/or the occurrence of events in order for the Restricted Stock to vest and become no longer subject to forfeiture and (ii) holding periods during which the Restricted Stock may not be sold or otherwise transferred.

            (iii)  Delivery of Shares and Settlement. Upon an Award of Restricted Stock, the Company shall deliver to the Participant the Shares subject to the Award (which Shares may be delivered in book-entry or certificated form), and such Shares shall be evidenced with an appropriate legend referring to or setting forth the applicable restrictions to which such Shares are subject (by means of appropriate stop-transfer orders on Shares credited to book-entry accounts or by means of appropriate legends on Shares that have been certificated). After the Shares are no longer subject to such restrictions, the Company shall, in accordance with the terms and conditions of the Award Agreement and upon the request of the Participant and the surrender by the Participant of any certificated Shares, settle the completed Restricted Stock Award by providing the Participant with Shares with such restrictions removed.

          (b)   Restricted Stock Units.

              (i)  Nature of Restricted Stock Units; Accounts. Each Restricted Stock Unit awarded shall represent a right for one Share to be delivered upon settlement of the Award, which right shall be subject to a risk of forfeiture and cancellation and to the other terms and conditions set forth in the Plan and the Award Agreement. The Company shall establish and maintain a Participant account to record Restricted Stock Units and transactions and events affecting such units. Restricted Stock Units and other items reflected in the account will represent only bookkeeping entries by the Company to evidence unfunded obligations of the Company.

             (ii)  Deferral Period and Settlement Date. Restricted Stock Units (if not previously cancelled or forfeited) shall be settled on the date or dates set forth in the Award Agreement. In addition, unless otherwise determined by the Committee, if the Committee reasonably determines that any settlement of Restricted Stock Units would result in payment of compensation to a Participant which is not deductible by the Company under Section 162(m) of the Code, such settlement shall be deferred, subject to compliance with Section 409A of the Code as referred to in Article XX herein, to the extent necessary to avoid payment of such nondeductible compensation, with such deferral continuing only until such date as settlement can be effected without loss of deductibility by the Company under Section 162(m) of the Code.

            (iii)  Cancellation and Vesting. A Restricted Stock Unit Award Agreement may provide for cancellation of the Restricted Stock Units upon termination of the Participant's employment or other relationship with the Company or nonperformance of specified performance goals or measures established by the Committee. A Restricted Stock Unit Award Agreement may also provide for vesting periods which require the passage of time and/or the occurrence of events in order for the Restricted Stock Units to vest and become no longer subject to cancellation.

            (iv)  Dividend Equivalents. Restricted Stock Units shall not be credited with Dividend Equivalents unless specifically provided for in the Award Agreement, and then only upon such terms and conditions as set forth in the Award Agreement.

             (v)  Settlement and Delivery of Shares. Settlement of a Restricted Stock Unit Award shall be made in accordance with the terms and conditions of the applicable Award Agreement. A Restricted Stock Unit Award Agreement may provide that settlement may be made (A) solely through the issuance of Shares or (B) at the mutual election of the Participant and the Company, in a combination of Shares and cash. Upon the settlement of a Restricted Stock Unit Award, the Company shall deliver to the Participant the number of Shares issued to the Participant in settlement of the Award (which Shares may be delivered in book-entry or certificated form).

        6.2    Restricted Stock and Restricted Stock Unit Award Agreements.    Each Restricted Stock and Restricted Stock Unit Award shall be evidenced by an Award Agreement which shall set forth the terms and conditions of such Award, including the number of Shares to which the Award relates, the date or dates upon which such Award shall vest and the circumstances (including termination of employment or failure to satisfy one or more restrictive covenants or other ongoing obligations) under which the Award shall not vest, the time and manner of settlement of the Award, such transfer restrictions which the Committee may impose, and any other terms or conditions which the Committee may impose.

          (a)   If not otherwise specified by the Committee, the following terms and conditions shall apply to Restricted Stock and Restricted Stock Units awarded under the Plan:

              (i)  Vesting. An Award of Restricted Stock or Restricted Stock Units shall vest pursuant to a vesting schedule as determined by the Committee, which vesting schedule may provide that (A) an Award held by a Participant who retires from employment with the Company after having both reached the age of sixty and completed twelve years of service with the Company shall continue to vest in accordance with the vesting schedule set forth in the applicable Award Agreement notwithstanding the termination of the Participant's employment with the Company, provided that prior to full vesting of the Award such Participant does not after such retirement become employed on a full time basis by a competitor of the Company prior to reaching age sixty-five, and (B) an Award held by a Non-Employee Director of the Company who resigns from the Board after completing at least five years of service to the Company as a Non-Employee Director shall become fully vested.

             (ii)  Termination. An outstanding Award of Restricted Stock that has not vested or an outstanding Award of Restricted Stock Units that has not been settled shall be cancelled upon the Company's termination of the employment of the Participant for cause.

            (iii)  Acceleration. An outstanding Award of Restricted Stock or Restricted Stock Units shall become fully vested and settled irrespective of its other provisions upon termination of the Participant's employment with the Company or Affiliate because of death, disability or normal retirement upon reaching the age of sixty-five.

            (iv)  Transferability. An outstanding Award of Restricted Stock or Restricted Stock Units that has not vested and been settled or is otherwise restricted by the terms of the Award Agreement as to transferability shall not be transferable by the Participant, and the Participant shall not be permitted to sell, transfer, pledge or otherwise encumber such Award or the Shares issuable in settlement thereof, other than (A) to the person or persons to whom the Participant's rights under such Award pass by will or the laws of descent and distribution, (B) to the spouse or the descendants of the Participant or to trusts for such persons to whom or which the Participant may transfer such Award, (C) to the legal representative of any of the foregoing, or (D) pursuant to a qualified domestic relations order as defined under Section 414(p) of the Code or similar order or agreement relating to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of the Participant. If an Award is transferred to any person to whom a transfer of the Award is permitted, the transferee shall remain subject to all of the vesting conditions to which the Award is subject. Any such transfer shall be made only in compliance with the Securities Act and the requirements therefor as set forth by the Company.

          (b)   The Committee shall be free to specify terms and conditions other than and in addition to those set forth above, in its discretion.

ARTICLE 7.
STOCK OPTIONS

        7.1    Grant of Options.    Subject to the terms and conditions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time, as shall be determined by the Committee in its discretion. ISOs may be granted only to Employees of the Company or a parent or subsidiary corporation of the Company within the meaning of Section 424 of the Code, and no ISOs may be granted more than 10 years after the adoption of the Plan by the Board.

        7.2    Award Agreement.    Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option relates, the conditions upon which an Option shall become vested and exercisable, and any other terms and conditions as the Committee shall determine. The Award Agreement shall also specify whether the Option is intended to be an ISO or a NQSO.

        7.3    Option Price.    The Option Price for each grant of an Option under this Plan shall be determined by the Committee and shall be specified in the Award Agreement. The Option Price for an Option, whether issued as an ISO or an NQSO, shall be not less than 100 percent of the FMV of the underlying Shares on the date of grant; provided, however, that the Option Price for an ISO granted to a person who at the time of grant owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any of its Affiliates (a "Significant Stockholder") shall be not less than 110 percent of the Fair Market Value of the underlying Shares as of the date of grant.

        7.4    Duration of Options.    Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided however, that no Option shall be exercisable later than the tenth anniversary date of its grant, and provided further that no ISO granted to a Significant Stockholder shall be exercisable after the expiration of five years from the date of grant.

        7.5    Exercise of Options.    Options shall be exercisable at such times and on the such events, and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Options shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified by or acceptable to the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, and accompanied by full payment for the Shares. Upon exercise of any Option, the Option Price shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate FMV at the time of exercise equal to the total Option Price; (c) by a combination of (a) and (b); or (d) by any other method approved or accepted by the Committee in its sole discretion and subject to such rules and regulations as the Committee may establish. Subject to Section 7.6 and any governing rules or regulations, as soon as practicable after receipt of a notification of exercise and full payment for the Shares, the Company shall cause to be delivered to the Participant Share certificates or evidence of book entry Shares in an appropriate amount based upon the number of Shares purchased under the Option(s).

        7.6    Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under the Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired pursuant to exercise for a specified period of time, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed and/or traded.

        7.7    Termination of Employment.    Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following the termination of the Participant's employment or other relationship with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options granted under the Plan, and may reflect distinctions based on the reasons for termination.

        7.8    Nontransferability of Options.

          (a)    Incentive Stock Options.    No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. In addition, all ISOs granted to a Participant under the Plan shall be exercisable during such Participant's lifetime only by such Participant.

          (b)    Nonqualified Stock Options.    Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, a NQSO granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. In addition, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, all NQSOs granted to a Participant under the Plan shall be exercisable during such Participant's lifetime only by such Participant.

          (c)    Notification of Disqualifying Disposition.    The Participant to whom an ISO is granted shall notify the Company upon the disposition of Shares issued pursuant to the exercise of an ISO or Shares received as a dividend on ISO stock. The Company shall use such information to determine whether a disqualifying disposition as described in Section 421(b) of the Code has occurred.

        7.9    $100,000 Annual ISO Limitation.    To the extent that the aggregate Fair Market Value of Shares (determined as of the time the ISOs with respect to such Shares are granted) with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and any Affiliate) exceeds $100,000, such ISOs shall be treated as NQSOs. The foregoing provisions shall be applied by taking ISOs into account in the order in which they were granted.

ARTICLE 8.
STOCK APPRECIATION RIGHTS

        8.1    Grant of SARs.    Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs. The SAR Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The SAR Grant Price for each Freestanding SAR may include a Grant Price based on 100 percent of the FMV of the underlying Share on the date of grant or a Grant Price that is set at a premium to the FMV of the underlying Share on the date of grant. The SAR Grant Price for each Freestanding SAR shall not be less than FMV of the underlying Share on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

        8.2    SAR Agreement.    Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and any such other provisions as the Committee shall determine.

        8.3    Term of SAR.    The term of a SAR granted under the Plan shall be determined by the Committee in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth anniversary date of its grant.

        8.4    Exercise of Freestanding SARs.    Freestanding SARs may be exercised upon whatever terms and conditions that the Committee in its sole discretion imposes.

        8.5    Exercise of Tandem SARs.    Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than 100 percent of the difference between the Option Price of the underlying ISO and the FMV of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the FMV of the Shares subject to the ISO exceeds the Option Price of the ISO.

        8.6    Payment of SAR Amount.    Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount representing the difference between the FMV of the underlying Share on the date of exercise over the Grant Price. At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares of equivalent value (based on the FMV on the date of exercise of the SAR, as defined in the Award Agreement or otherwise defined by the Committee thereafter), in some combination thereof, or in any other form approved by the Committee in its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth or reserved for later determination in the Award Agreement for the grant of the SAR.

        8.7    Termination of Employment.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following the termination of the Participant's employment or other relationship with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

        8.8    Nontransferability of SARs.    Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, a SAR granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. In addition, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during such Participant's lifetime only by such Participant.

        8.9    Other Restrictions.    Without limiting the generality of any other provision of this Plan, the Committee may impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable. This includes, but is not limited to, requiring the Participant to hold the Shares received upon exercise of a SAR for a specified period of time.

ARTICLE 9.
PERFORMANCE SHARES AND PERFORMANCE UNITS

        9.1    Grant of Performance Shares and Performance Units.    Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Performance Shares and/or Performance Units to Participants in such amounts and upon such terms as the Committee shall determine.

        9.2    Value of Performance Shares and Performance Units.    Each Performance Share and Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall in its discretion set performance criteria for a Performance Period which, depending on the extent to which the performance criteria are met, will determine, in the manner established by the Committee and set forth in the Award Agreement, the value and/or amount of each Performance Share or Performance Unit that will be paid to the Participant.

        9.3    Earnings of Performance Shares and Performance Units.    Subject to the terms of this Plan and the applicable Award Agreement, after the applicable Performance Period has ended, the holder of Performance Shares and/or Performance Units shall be entitled to receive, to the extent that the Performance Shares or Performance Units have vested, if applicable, a payout of the value and/or amount of Performance Shares and/or Performance Units, determined as a function of the extent to which the corresponding performance criteria have been achieved. The Committee may in its discretion require the Participant to hold the Shares or other property received pursuant to such Award for a specified period of time.

        9.4    Form and Timing of Payment of Performance Shares and Performance Units.    Payment of earned Performance Shares and Performance Units shall be made in accordance with the terms and conditions of the applicable Award Agreement. A Performance Share or Performance Unit Award Agreement may provide that payment may be made, to the extent that the Performance Share or Performance Unit has vested and the performance criteria are met, solely through the issuance of Shares earned upon the expiration of the applicable Performance Period, and that the Participant may elect to satisfy the Participant's tax withholding obligation with respect to the Award by having the Company withhold Shares or other property or by the Participant surrendering Shares or other property to the Company with a FMV on or near the tax withholding date equal to the tax withholding obligation. Upon the payment in the form of Shares of a Performance Share or Performance Unit Award, the Company shall deliver to the Participant the number of Shares issued to the Participant in payment of the Award (which Shares may be delivered in book-entry or certificated form).

        9.5    Dividends and Other Distributions.    Dividends and other distributions declared by the Board and paid with respect to outstanding Shares shall only be paid with respect to Performance Share and Performance Unit Awards for Shares that have been issued by the Company in payment of such Awards to the extent that the Awards have vested and upon the expiration of the applicable Performance Periods for the Awards. Performance Shares and Performance Units shall not be credited with Dividend Equivalents unless specifically provided for in the Award Agreement, and then only upon such terms and conditions as set forth in the Award Agreement.

        9.6    Vesting and Termination of Employment.    Each Award Agreement shall set forth the extent to which the Award shall vest, which may be pursuant to a vesting schedule as determined by the Committee, and the extent to which the Participant shall have the right to retain Performance Shares and/or Performance Units following the termination of the Participant's employment or other relationship with the Company or an Affiliate. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Performance Shares and Performance Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

        9.7    Nontransferability of Performance Shares and Performance Units.    Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, Performance Shares and Performance Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. In addition, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, a Participant's rights with respect to Performance Shares and Performance Units shall inure during such Participant's lifetime only to such Participant.

ARTICLE 10.
STOCK BASED AWARDS

        10.1    Stock Based Awards.    Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant other types of equity based or equity related Awards not described by the other terms of the Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, including, but not limited to, conditions based on the satisfaction of performance criteria or the satisfaction of such obligations as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares.

        10.2    Termination of Employment.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Stock Based Awards following the termination of the

Participant's employment or other relationship with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Stock Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

        10.3    Nontransferability of Stock Based Awards.    Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, Stock Based Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. In addition, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, a Participant's rights with respect to Stock Based Awards shall inure during such Participant's lifetime only to such Participant.

ARTICLE 11.
PERFORMANCE MEASURES

        Notwithstanding any other terms of this Plan, the vesting, payment obligation or value (as determined by the Committee) of each Award other than an Option or SAR that, at the time of grant, the Committee intends to be Performance Based Compensation to a Covered Employee, shall be determined by the attainment of one or more Performance Goals as determined by the Committee in conformity with Section 162(m) of the Code. The Committee shall specify in writing, by resolution or otherwise, the Participants eligible to receive such an Award (which may be expressed in terms of a class of individuals) and the Performance Goal(s) applicable to such Awards within 90 days after the commencement of the period to which the Performance Goal(s) relate(s), or such earlier time as required to comply with Section 162(m) of the Code. No such Award shall be payable unless the Committee certifies in writing, by resolution or otherwise, that the Performance Goal(s) applicable to the Award were satisfied. In no case may the Committee increase the value of an Award of Performance Based Compensation above the maximum value determined under the performance formula by the attainment of the applicable Performance Goal(s), but the Committee retains the discretion to reduce the value below such maximum.

        Unless and until the Committee proposes for stockholder vote and the stockholders approve a change in the general Performance Measures set forth in this Article XI, the Performance Goal(s) upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance Based Compensation shall be limited to the following Performance Measures:

          (a)   Increases in, or levels of, net asset value; net asset value per share; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net income and/or earnings per share;

          (b)   Return on equity, return on assets or net assets, return on capital (including return on total capital or return on invested capital);

          (c)   Share price or stockholder return performance (including, but not limited to, growth measures and total stockholder return, which may be measured in absolute terms and/or in comparison to a group of peer companies or an index);

          (d)   Oil and gas reserve replacement, reserve growth and finding and development cost targets;

          (e)   Oil and gas production targets;

          (f)    Performance of investments in oil and gas properties;

          (g)   Cash flow measures (including, but not limited to, cash flows from operating activities, discretionary cash flows, and cash flow return on investment, assets, equity or capital);

          (h)   Increases in, or levels of, operating and/or nonoperating expenses;

          (i)    Other specific unusual or nonrecurring events;

          (j)    Foreign exchange gains and losses; and

          (k)   A change in the Company's fiscal year.

Any Performance Measure(s) may be used to measure the performance of the Company as a whole and/or any one or more regional operations and/or Affiliates of the Company or any combination thereof, as the Committee may deem appropriate, and any Performance Measure(s) may be used in comparison to the performance of a group of peer companies, or a published or special index that the Committee, in its sole discretion, deems appropriate. The Committee shall also have the authority to provide in Award Agreements for accelerated vesting of an Award based on the achievement of Performance Goal(s).

        The Committee may provide in any Award Agreement that any evaluation of attainment of a Performance Goal may include or exclude any of the following events that occurs during the relevant period: (a) asset write downs; (b) litigation judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulations affecting reported results; (d) any reorganization or restructuring transactions; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's Annual Report on Form 10-K for the applicable year; and (f) significant acquisitions or divestitures. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.

        In the event that applicable tax and/or securities laws change to permit discretion by the Committee to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards to Covered Employees that shall not qualify as Performance Based Compensation, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code.

ARTICLE 12.
RIGHTS OF PERSONS ELIGIBLE TO PARTICIPATE

        12.1    Employment.    Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant's employment, consulting or other service relationship with the Company or an Affiliate at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or an Affiliate. Neither an Award nor any benefits arising under this Plan shall constitute part of an employment or service contract between a Participant and the Company or an Affiliate, and, accordingly, subject to the terms of this Plan, this Plan may be terminated, amended or modified at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company or an Affiliate for severance payments or otherwise, except as provided in this Plan.

        For purposes of the Plan, unless otherwise provided by the Committee, transfer of employment of a Participant between the Company and an Affiliate or among Affiliates, shall not be deemed a termination of employment. The Committee may provide in a Participant's Award Agreement or otherwise the conditions under which a transfer of employment to an entity that is spun off from the Company or an Affiliate shall not be deemed a termination of employment for purposes of an Award.

        12.2    Participation.    No Employee or other person eligible to participate in the Plan shall have the right to be selected to receive an Award. No person selected to receive an Award shall have the right to be selected to receive a future Award or, if selected to receive a future Award, the right to receive such future Award on terms and conditions identical or in proportion in any way to any prior Award.

        12.3    Rights as a Stockholder.    A Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 13.
CHANGE OF CONTROL

        13.1    Accelerated Vesting and Payment Applicable to Awards Granted prior to May 21, 2008.    Subject to the provisions of Section 13.3 or as otherwise provided in the Award Agreement, for Awards granted prior to May 21, 2008, in the event of a Change of Control, unless otherwise specifically prohibited by law or the rules and regulations of a national securities exchange on which Shares are listed or traded:

          (a)   Any vesting period requirements and other restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and Restricted Stock Units shall be immediately payable;

          (b)   Any and all Options and SARs granted hereunder shall become immediately exercisable;

          (c)   The target payout opportunities attainable under all outstanding Awards of performance based Restricted Stock and performance based Restricted Stock Units, Performance Shares and Performance Units (including but not limited to Awards intended to be Performance Based Compensation) shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change of Control, and:

              (i)  The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control, and shall be paid out to Participants within 30 days following the effective date of the Change of Control; and

             (ii)  Awards denominated in cash shall be paid to Participants in cash within 30 days following the effective date of the Change of Control;

          (d)   Upon a Change of Control, unless otherwise specifically provided in a written agreement entered into between the Participant and the Company or an Affiliate, the Committee shall immediately cause all other Stock Based Awards to vest and be paid out as determined by the Committee; and

          (e)   The Committee shall have the discretion to unilaterally determine that all outstanding Awards shall be cancelled upon a Change of Control, and that the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreements, shall be paid out in cash in an amount based on the Change of Control Price within a reasonable time subsequent to the Change of Control; provided, however, that no such payment shall be made on account of an ISO using a value higher than the FMV of the underlying Shares on the date of settlement.

        13.2    Accelerated Vesting and Payment Applicable to Awards Granted on or after May 21, 2008.    Subject to the provisions of Section 13.3 or as otherwise provided in the Award Agreement, for Awards granted on or after May 21, 2008 and prior to a Change of Control, in the event that a Change of Control occurs and a Participant's employment with the Company is subsequently terminated without Cause (as defined in such Participant's Award Agreement) or the Participant terminates his or her employment with the Company for Good Reason (as defined in such Participant's Award Agreement) within 30 months of the Change of Control (a "Change of Control Termination"), unless otherwise specifically prohibited by law or the rules and regulations of a national securities exchange on which Shares are listed or traded, with respect to such Awards granted to such Participant:

          (a)   Any vesting period requirements and other restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and Restricted Stock Units shall be immediately payable;

          (b)   Any and all Options and SARs granted hereunder shall become immediately exercisable;

          (c)   The target payout opportunities attainable under all outstanding Awards of performance based Restricted Stock and performance based Restricted Stock Units, Performance Shares and Performance Units (including but not limited to Awards intended to be Performance Based Compensation) shall be deemed to have been fully earned based on measured performance as of the effective date of the Change of Control, and:

              (i)  The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control Termination, and shall be paid out to such Participant within 30 days following the effective date of the Change of Control Termination; and

             (ii)  Awards denominated in cash shall be paid to Participants in cash within 30 days following the effective date of the Change of Control Termination;

          (d)   Upon a Change of Control Termination, unless otherwise specifically provided in a written agreement entered into between the Participant and the Company or an Affiliate, the Committee shall immediately cause all other Stock Based Awards to vest and be paid out as determined by the Committee; and

          (e)   The Committee shall have the discretion to unilaterally determine that all outstanding Awards shall be cancelled upon a Change of Control Termination, and that the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreements, shall be paid out in cash in an amount determined by the Committee, in accordance with the terms of the Plan and the Award Agreements, within a reasonable time subsequent to the Change of Control Termination; provided, however, that no such payment shall be made on account of an ISO using a value higher than the FMV of the underlying Shares on the date of settlement.

        In the event that the existence of the foregoing provisions, even if a Change of Control and a Change of Control Termination do not occur, would result in an Award to a Covered Employee designed to qualify as Performance Based Compensation to not so qualify, the Committee shall have the discretion to adopt for such Award such provisions as shall satisfy the requirements of Section 162(m) of the Code.

        13.3    Alternative Awards.    Notwithstanding Sections 13.1 and 13.2, no cancellation, acceleration of vesting, lapsing of restrictions, payment of an Award, cash settlement, or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change of Control, that such Award shall be honored or assumed, or new rights substituted therefor (with such honored, assumed or substituted Award hereinafter referred to as an "Alternative Award") by any successor to the Company or an Affiliate as described in Article XVII; provided, however, that any such Alternative Award must:

          (a)   Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within 60 days after the Change of Control;

          (b)   Provide such Participant with rights and entitlements substantially equivalent to or more favorable than the rights, terms, and conditions applicable under such Award, including, but not limited to, an identical or more favorable exercise or vesting schedule and identical or more favorable timing and methods of payment; and

          (c)   Have substantially equivalent economic value to such Award (determined at the time of the Change of Control).

 ARTICLE 14.
AMENDMENT AND TERMINATION OF THE PLAN

        14.1    Amendment, Modification, Suspension, and Termination.    The Committee or the Board may, at any time and from time to time, alter, amend, modify, suspend or terminate the Plan in whole or in part; provided, however, that:

          (a)   Consistent with the provisions of Section 4.2 and except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the Option Price of outstanding Options or the Grant Price of outstanding SARs or cancel outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an Option Price or Grant Price that is less than the Option Price or Grant Price of the original Options or SARs without stockholder approval.

          (b)   No amendment or modification which would increase the total number of Shares available for issuance under the Plan or the total number of shares available for ISOs under the Plan shall be effective unless approved by the stockholders of the Company.

          (c)   To the extent necessary under any applicable law, regulation, or securities exchange or market requirement, no amendment or modification shall be effective unless approved by the stockholders of the Company in accordance with the applicable law, regulation, or securities exchange or market requirement.

        14.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    The Committee may make adjustments in the terms and conditions of, and the criteria provided in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company, or in recognition of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Awards and the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants under the Plan. To the extent such adjustments affect Awards to Covered Employees intended to be Performance Based Compensation, they shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.

        14.3    No Impairment of Outstanding Awards.    Notwithstanding any other provision of the Plan to the contrary, no amendment, modification, suspension or termination of the Plan shall in any manner adversely affect in any material way any outstanding Award previously granted under the Plan without the written consent of the Participant holding such Award.

ARTICLE 15.
SECURITIES REGISTRATION

        15.1    Securities Registration.    In the event that the Company shall deem it necessary or desirable to register under the Securities Act, or any other applicable statute, any Awards or any Shares with respect to which an Award may be or shall have been granted, or to qualify any such Awards or Shares under the Securities Act or any other statute, then the affected Participants shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Awards or Shares.

        15.2    Representations.    Unless the Company determines that the following representation is unnecessary, each person receiving an Award under the Plan may be required by the Company, as a condition to the issuance of Shares pursuant to the Award, to make a representation in writing that

(i) he or she is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof within the meaning of the Securities Act, and (ii) before any transfer in connection with the resale of such Shares, an exemption from registration of such transaction under the Securities Act shall be established to the satisfaction of the Company. The Company may also require that any certificates or book-entry accounts for such Shares contain restrictive legends or stop-transfer orders reflecting the foregoing.

ARTICLE 16.
TAX WITHHOLDING

        In connection with Awards granted under the Plan, the Company and any Affiliate shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any Affiliate, amounts sufficient to satisfy any federal, state and local withholding tax requirements with respect to any taxable event as a result of the Plan and Awards granted under the Plan. The Committee may provide for Participants to satisfy withholding requirements by having the Company withhold Shares or the Participant making other arrangements, in either case on such conditions as the Committee specifies. The Company may in its discretion make loans to Participants of funds sufficient to satisfy any such withholding tax requirements, provided that any such loan shall comply with all applicable laws, rules and regulations and no such loan shall be made to a Director or executive officer of the Company in violation of Section 13(k) of the Exchange Act, as adopted pursuant to Section 402 of the Sarbanes-Oxley Act of 2002. The Company and any Affiliate shall have the right to require that any recipient or permitted transferee of an Award under the Plan who is not an Employee shall be responsible for the payment of all amounts required to satisfy all federal, state, and local withholding taxes applicable to such persons with respect to such Award.

ARTICLE 17.
SUCCESSORS

        Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

ARTICLE 18.
INDEMNIFICATION

        To the extent permitted by law, each person who is or shall have been a member of the Board or the Committee, or an officer or employee who assists in administering the Plan, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of judgment in any such action, suit or proceeding against him or her, provided that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's certificate of incorporation or bylaws, as a matter of law or otherwise, or any power that the Company or an Affiliate may have to indemnify them or hold them harmless.

 ARTICLE 19.
GENERAL PROVISIONS

        19.1    Forfeiture Events.    Without limiting in any way the generality of the Committee's power to specify any terms and conditions of an Award consistent with law, the Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but not be limited to, failure to accept the terms of the Award Agreement, termination of employment under certain or all circumstances, violation of material Company and Affiliate policies, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection or other agreements that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or Affiliates.

        19.2    Evidence of Restrictions.    The certificates or book-entry accounts for Shares issued under the Plan may include or be subject to any legend or stop-transfer order that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

        19.3    Delivery of Title.    The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

          (a)   Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

          (b)   Completion of any registration or other qualification of the Shares under any applicable federal or state law or ruling of any governmental body that the Company determines to be necessary or advisable, and the listing or approval for trading of such Shares on any applicable securities exchange or market.

        19.4    Uncertificated Shares.    Where the Plan provides for the issuance of stock certificates to evidence the issuance or transfer of Shares, such Shares may be evidenced on an uncertificated basis to the extent not prohibited by applicable law or stock exchange rules.

        19.5    Unfunded Plan.    Participants shall have no right, title or interest whatsoever in or to any investments that the Company or an Affiliate may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or an Affiliate and any Participant, beneficiary, legal representative or any other person. Awards shall be general unsecured obligations of the Company, except that if an Affiliate executes an Award Agreement instead of the Company, the Award shall be a general unsecured obligation of the Affiliate and not an obligation of the Company. To the extent that any individual acquires a right to receive payments from the Company or an Affiliate, such right shall be no greater than the right of an unsecured general creditor of the Company or Affiliate, as applicable. All payments to be made hereunder shall be paid from the general funds of the Company or Affiliate, as applicable, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974.

        19.6    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award Agreement. In the event that any fractional Shares would otherwise result from the application of the terms of an Award, the Company shall instead pay cash in lieu of fractional Shares on such basis as the Committee may determine in its discretion.

        19.7    Other Compensation and Benefit Plans.    Nothing in this Plan shall be construed to limit the right of the Company or an Affiliate to establish other compensation or benefit plans, programs, policies or arrangements. Except as may be otherwise specifically stated in any other benefit plan, policy, program or arrangement, no Award shall be treated as compensation for purposes of calculating a Participant's rights under any such other plan, policy, program or arrangement.

        19.8    No Constraint on Corporate Action.    Nothing in this Plan shall be construed to (i) limit, impair or otherwise affect the Company's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets, or (ii) limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

        19.9    Severability.    In the event that any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity thereof shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        19.10    Requirements of Law.    The granting of Awards and the issuance of Shares pursuant to an Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges or markets as may be required. The Company or an Affiliate shall receive the consideration required by law for the issuance of Awards under the Plan. The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction, which authority is necessary for the lawful issuance and sale of any Shares hereunder, shall relieve the Company or Affiliate of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        19.11    Governing Law.    The Plan and all Award Agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado, excluding any conflicts or choice of law principles which might otherwise result in construction or interpretation of the Plan or an Award Agreement under the substantive law of another jurisdiction.

        19.12    Recovery of Compensation in Connection with Financial Restatement.    Notwithstanding any other provision of this Plan or any applicable Award Agreement to the contrary, if the Board determines that the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirement under the law, whether such noncompliance is the result of misconduct or other circumstances, a Participant will be required to reimburse the Company for any amounts earned or payable with respect to an Award to the extent required by and otherwise in accordance with applicable law and any Company policies. Without limiting the foregoing, all Awards granted or other compensation paid by the Company under the Plan will be subject to any compensation recapture policies required by applicable law (including the Sarbanes-Oxley Act of 2002) or that are established by the Board or the Committee from time to time, in their respective sole discretion, including any clawback policy adopted or implemented by the Board or Committee in respect of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and such regulations as are promulgated thereunder from time to time to the extent required therein and the implementing regulations.

ARTICLE 20.
SECTION 409A OF THE CODE

        Awards issued under the Plan are intended to be exempt from or comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan and each Award shall be interpreted and administered in accordance with that intent. Notwithstanding anything to the contrary in the Plan or any Award Agreement, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Nothing in the Plan or any Award Agreement will be construed to impose on either the Company or the Committee any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

        This Equity Incentive Compensation Plan, as amended, was adopted by the Board of Directors of SM Energy Company on March 28, 2013 subject to approval of the Company's stockholders effective May 22, 2013.

ANNEX B

SM ENERGY COMPANY

CASH BONUS PLAN

As Amended on July 30, 2010

        The Cash Bonus Plan (the "Plan") of SM Energy Company, a Delaware corporation (the "Company"), shall function as follows:

          1.     On or before March 15 of each year the Compensation Committee of the Board of Directors of the Company (the "Committee"), each member of which shall be an "outside director" within the meaning of the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), shall designate the key employees, if any, of the Company (and of any of the Company's majority owned subsidiaries) who are eligible to participate in the Plan with respect to the prior calendar year.

          2.     No participant shall receive a bonus under the Plan with respect to a calendar year in excess of two hundred percent of his or her base salary received for such year. Unless and until the Committee determines that a bonus under the Plan to an employee who is, or who the Committee expects to become, a "covered employee" within the meaning of Section 162(m) of the Code (a "Covered Employee"), shall not be designed to qualify as compensation solely on account of the attainment of one or more performance goals under circumstances that satisfy the requirements of Section 162(m) of the Code ("Performance Based Compensation"), the maximum aggregate amount paid as a bonus under the Plan to any one Covered Employee in any one calendar year shall not exceed $2,000,000.

          3.     Payments under the Plan shall be made in full to each participant at the time such payment is first determined, provided that the participant is employed by the Company or a qualifying subsidiary at that time. The timing of payments under the Plan shall comply in all respects with the provisions of Section 409A of the Code and the regulations thereunder.

          4.     Payments under the Plan shall not be deemed to constitute compensation of any nature for purposes of any other compensation, retirement or other benefit plan of the Company. To the extent that any such other plan contains provisions contrary to the foregoing sentence, such other plan shall be deemed to be amended to conform to the foregoing sentence.

          5.     All matters with respect to the interpretation and application of the Plan shall be conclusively determined by the Committee.

          6.     The Plan may be terminated or modified prospectively at any time by the Board of Directors. Nothing contained in the Plan shall constitute a contract, express or implied, or any other type of obligation with respect to the employment or the continued employment by the Company of any person.

          7.     Notwithstanding any other terms of the Plan, the payability (as determined by the Committee) of a bonus under the Plan that the Committee intends to be Performance Based Compensation to a Covered Employee, shall be determined by the attainment of one or more performance goals as determined by the Committee in conformity with Section 162(m) of the Code. The Committee shall specify in writing, by resolution or otherwise, the participants eligible to receive such a bonus (which may be expressed in terms of a class of individuals) and the performance goal(s) applicable to such bonus within 90 days after the commencement of the period to which the performance goal(s) relate(s), or such earlier time as required to comply with Section 162(m) of the Code. No such bonus shall be payable unless the Committee certifies in writing, by resolution or otherwise, that the performance goal(s) applicable to the bonus were satisfied. In no case may the Committee increase the value of a bonus intended to qualify as Performance Based Compensation above the maximum value determined under the performance formula by the attainment of the applicable performance goal(s), but the Committee retains the discretion to reduce the value below such maximum.

        Unless and until the Committee proposes for stockholder vote and the stockholders approve a change in the general performance measures set forth herein, the performance goal(s) upon which the payment of a bonus to a Covered Employee that is intended to qualify as Performance Based Compensation shall be limited to the following performance measures:

          (a)   Increases in, or levels of, net asset value; net asset value per share; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net income and/or earnings per share;

          (b)   Return on equity, return on assets or net assets, return on capital (including return on total capital or return on invested capital);

          (c)   Share price or stockholder return performance (including, but not limited to, growth measures and total stockholder return, which may be measured in absolute terms and/or in comparison to a group of peer companies or an index);

          (d)   Oil and gas reserve replacement, reserve growth and finding and development cost targets;

          (e)   Oil and gas production targets;

          (f)    Performance of investments in oil and gas properties;

          (g)   Cash flow measures (including, but not limited to, cash flows from operating activities, discretionary cash flows, and cash flow return on investment, assets, equity, or capital); and

          (h)   Increases in, or levels of, operating and/or nonoperating expenses.

Any performance measure(s) may be used to measure the performance of the Company as a whole and/or any one or more regional operations and/or subsidiaries of the Company or any combination thereof, as the Committee may deem appropriate, and any performance measure(s) may be used in comparison to the performance of a group of peer companies, or a published or special index that the Committee, in its sole discretion, deems appropriate.

        The Committee may provide that any evaluation of attainment of a performance goal may include or exclude any of the following events that occurs during the relevant period: (a) asset write downs; (b) litigation judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulations affecting reported results; (d) any reorganization or restructuring transactions; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's Annual Report on Form 10-K for the applicable year; and (f) significant acquisitions or divestitures. To the extent such inclusions or exclusions affect bonuses to Covered Employees, they shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.

        In the event that applicable tax and/or securities laws change to permit discretion by the Committee to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to make bonus payments to Covered Employees that shall not qualify as Performance Based Compensation, the Committee may make such payments without satisfying the requirements of Section 162(m) of the Code.

*    *    *    *    *

        This Cash Bonus Plan, as amended, was adopted by the Board of Directors of SM Energy Company on July 30, 2010.

SM ENERGY COMPANY
By:	/s/ ANTHONY J. BEST
President and Chief Executive Officer

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01LQOI 1 U PX + . + A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5. For Against Abstain 1. The Nominating and Corporate Governance Committee of the Board of Directors has nominated the below nine persons to stand for election as directors. As of the date of the accompanying proxy statement, no one has been nominated to serve as director other than the nominees listed below. 2. The proposal to ratify the appointment by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for 2013. For Against Abstain 3. To approve, on a non-binding advisory basis, the compensation philosophy, policies and procedures, and the compensation of our Company’s named executive officers, as disclosed in the accompanying Proxy Statement. Annual Meeting Proxy Card 01 - Barbara M. Baumann 04 - Stephen R. Brand 07 - Julio M. Quintana 02 - Anthony J. Best 05 - William J. Gardiner 03 - Larry W. Bickle 06 - Loren M. Leiker For Against Abstain For Against Abstain 08 - John M. Seidl For Against Abstain IMPORTANT ANNUAL MEETING INFORMATION 09 - William D. Sullivan For Against Abstain 4. The proposal to approve the amendment and restatement of the Equity Incentive Compensation Plan, including an amendment to increase the total number of shares authorized for issuance under the plan. For Against Abstain 5. The proposal to reapprove our Cash Bonus Plan. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. NNNNNNNNNNNN NNNNNNN 1 5 9 9 6 3 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T 1234 5678 9012 345 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ C123456789 MMMMMMMMMMMMMMM qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., MST on May 22, 2013. Vote by Internet • Go to www.investorvote.com/SM • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Admission Ticket

. Proxy — SM Energy Company 1775 Sherman Street, Suite 1200 Denver, Colorado 80203 This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on May 22, 2013. The undersigned hereby appoints A. Wade Pursell, David W. Copeland, Brent A. Collins, and James B. Lebeck, or any of them, each with the power to appoint his substitute, as proxies for the undersigned to vote all shares of SM Energy Company common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 22, 2013, and at any reconvened meeting after any adjournment thereof, as directed on the matters referred to on the reverse side and at their discretion on any other matters that may properly be presented at the meeting, including concerning any adjournment of the meeting. This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If this proxy is properly executed but no voting direction is given, this proxy will be voted “FOR” all director nominees in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5. This proxy also confers discretionary authority to the proxies to vote on any other matters that may properly be presented at the meeting, including concerning any adjournment of the meeting. As of the date of the accompanying proxy statement, SM Energy Company’s management did not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, including concerning any adjournment of the meeting, this proxy will be voted in accordance with the recommendations of SM Energy Company’s management. Electronic Delivery of Future Proxy Materials If you would like to reduce the costs incurred by us in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions on the front of this card to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 22, 2013. The Proxy Statement and our 2012 Annual Report on Form 10-K are available at: http://www.viewproxy.com/sm-energy/2013/. C Non-Voting Items Change of Address — Please print new address below. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD. + + 2013 Annual Meeting Admission Ticket 2013 Annual Meeting of SM Energy Company Stockholders May 22, 2013, at 3:30 p.m. Local Time J. D. Hershner Room of Wells Fargo Bank 1700 Lincoln Street Denver, Colorado Upon arrival, please present this admission ticket and photo identification at the registration desk. Attending and Voting in Person at the Annual Meeting: You should be prepared to present a valid form of photo identification, such as a driver’s license, state-issued ID card or passport along with the admission ticket portion of this proxy card. If you do not provide valid photo identification and otherwise comply with the procedures outlined above, you may not be admitted to the Annual Meeting. Directions to the Annual Meeting can be obtained by contacting our Corporate Secretary at (303) 861-8140.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01LQPH 1 U PX + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . + Annual Meeting Proxy Card IMPORTANT ANNUAL MEETING INFORMATION A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5. For Against Abstain 1. The Nominating and Corporate Governance Committee of the Board of Directors has nominated the below nine persons to stand for election as directors. As of the date of the accompanying proxy statement, no one has been nominated to serve as director other than the nominees listed below. 2. The proposal to ratify the appointment by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for 2013. For Against Abstain 3. To approve, on a non-binding advisory basis, the compensation philosophy, policies and procedures, and the compensation of our Company’s named executive officers, as disclosed in the accompanying Proxy Statement. 01 - Barbara M. Baumann 04 - Stephen R. Brand 07 - Julio M. Quintana 02 - Anthony J. Best 05 - William J. Gardiner 03 - Larry W. Bickle 06 - Loren M. Leiker For Against Abstain For Against Abstain 08 - John M. Seidl For Against Abstain 09 - William D. Sullivan For Against Abstain 4. The proposal to approve the amendment and restatement of the Equity Incentive Compensation Plan, including an amendment to increase the total number of shares authorized for issuance under the plan. For Against Abstain 5. The proposal to reapprove our Cash Bonus Plan. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. NNNNNNNNNNNN 1 5 9 9 6 3 2 NNNNNNNNN

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . Proxy — SM Energy Company Electronic Delivery of Future Proxy Materials If you would like to reduce the costs incurred by us in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions on the front of this card to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 22, 2013. The Proxy Statement and our 2012 Annual Report on Form 10-K are available at: http://www.viewproxy.com/sm-energy/2013/. 1775 Sherman Street, Suite 1200 Denver, Colorado 80203 This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on May 22, 2013. The undersigned hereby appoints A. Wade Pursell, David W. Copeland, Brent A. Collins, and James B. Lebeck, or any of them, each with the power to appoint his substitute, as proxies for the undersigned to vote all shares of SM Energy Company common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 22, 2013, and at any reconvened meeting after any adjournment thereof, as directed on the matters referred to on the reverse side and at their discretion on any other matters that may properly be presented at the meeting, including concerning any adjournment of the meeting. This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If this proxy is properly executed but no voting direction is given, this proxy will be voted “FOR” all director nominees in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5. This proxy also confers discretionary authority to the proxies to vote on any other matters that may properly be presented at the meeting, including concerning any adjournment of the meeting. As of the date of the accompanying proxy statement, SM Energy Company’s management did not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, including concerning any adjournment of the meeting, this proxy will be voted in accordance with the recommendations of SM Energy Company’s management.